Exhibit 10.1
EXECUTION VERSION

AIRCRAFT MORTGAGE AND SECURITY
AGREEMENT
AND GUARANTY

DATED AS OF AUGUST 11, 2010
AMONG
INTERNATIONAL LEASE FINANCE CORPORATION
ILFC IRELAND LIMITED
ILFC (BERMUDA) III, LTD.
AND
THE ADDITIONAL GRANTORS REFERRED TO HEREIN
AS THE GRANTORS
AND
WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION,
AS SECURITY TRUSTEE

SENIOR SECURED NOTES
DUE 2014, 2016 AND 2018

SCHEDULES

Schedule I	Designated Pool: List of Aircraft, Airframes and Engines
Schedule II	Pledged Stock, Pledged Beneficial Interest and Pledged Membership Interests
Schedule III	Trade Names
Schedule IV	Chief Place of Business and Chief Executive or Registered Office
Schedule V	Insurance
Schedule VI	Leases

EXHIBITS

Exhibit A-1	Form of Collateral Supplement
Exhibit A-2	Form of Grantor Supplement
Exhibit B	Form of Consent and Agreement
Exhibit C	Form of FAA Aircraft Mortgage
Exhibit D	Form of FAA Aircraft Mortgage and Lease Security Assignment
Exhibit E	Form of FAA Lease Security Assignment
Exhibit F-1	Form of Lessee Notice
Exhibit F-2	Form of Lessee Acknowledgment
Exhibit G	Form of Intercreditor Agreement
Exhibit H	Form of Grantor Request and Assumption Agreement
Exhibit I	Form of Account Control Agreement

          THIS AIRCRAFT MORTGAGE AND SECURITY AGREEMENT AND GUARANTY (this “Agreement”), dated as of August 11, 2010, is made among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (“ILFC”), ILFC IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland, and ILFC (BERMUDA) III, LTD., a company incorporated under the laws of Bermuda (collectively, the “Initial Intermediate Lessees”) and the ADDITIONAL GRANTORS who from time to time become grantors under this Agreement (together with ILFC and the Initial Intermediate Lessees, the “Grantors”), and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association (“Wells Fargo”), as the security trustee (in such capacity, and together with any permitted successor or assign thereto or any permitted replacement thereof, the “Security Trustee”).
PRELIMINARY STATEMENTS:
          (1)        ILFC as Issuer (the “Issuer”), The Bank of New York Mellon Trust Company, N.A. as Trustee (the “Trustee”), and as Paying Agent, Security Registrar and Authentication Agent have entered into that certain Indenture, dated as of the date hereof (the “Indenture”) pursuant to which the Issuer will issue its “2014 Notes”, its “2016 Notes” and its “2018 Notes” (which “2018 Notes”, together with the 2014 Notes and 2016 Notes, are defined collectively under the Indenture as the “Notes”) and possibly other “Additional Securities” under and as defined therein.
          (2)        The Issuer and the other Grantors on the date hereof, and may from time to time hereafter, wish to grant security for the benefit of the Trustee, the Security Trustee and the Holders of such 2014 Notes, such 2016 Notes, such 2018 Notes and such Additional Securities (defined collectively under the Indenture as the “Securities”), all in accordance with and subject to the terms and conditions of this Agreement.
          (3)        The Issuer has agreed pursuant to the Indenture, and it is a condition precedent to the issuance of the Securities by the Issuer under the Indenture, that the Issuer and the other Grantors enter into this Agreement.
          (4)        Each Grantor will derive substantial direct and indirect benefit from the transactions described above.
          (5)        Wells Fargo is willing to act as the Security Trustee under this Agreement.
          NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Security Trustee for its benefit and the benefit of the other Secured Parties, and the Security Trustee hereby agrees on its own behalf and on behalf of the other Secured Parties, as follows:

ARTICLE I
DEFINITIONS
        Section 1.01.    Definitions. Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:
“Account Collateral” has the meaning specified in Section 2.01(g).
“Account Control Agreement” means an Account Control Agreement substantially in the form of Exhibit I hereto among ILFC, the Security Trustee and the applicable depository/securities intermediary.
“Acquisition Agreement” means any agreement to provide warranties in connection with any agreement pursuant to which a Pool Aircraft has been or will be acquired by ILFC or any of its Subsidiaries to the extent permitted to be assigned without third party consent.
“Additional Grantor” has the meaning specified in Section 9.01(b).
“Agreed Currency” has the meaning specified in Section 9.07.
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Aircraft Assets” means the Aircraft Collateral and any related Security Deposits or Maintenance Rent.
“Aircraft Collateral” means all Collateral of the type described in clauses (a), (b), (d), (e) and (f) of Section 2.01 of this Agreement.
“Aircraft Documents” means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required pursuant to applicable law to be maintained with respect to the relevant Pool Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time required to be made pursuant to applicable law, and in each case in whatever form and by whatever means or medium (including microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the relevant Lessee.
“Aircraft Objects” means, collectively, the Aircraft Objects (as defined in the Protocol) described on Schedule I hereto and in any Collateral Supplement or Grantor Supplement.
“Aircraft Purchase Collateral” has the meaning specified in Section 2.01(e).
“Airframe” means, individually, each of the airframes described on Schedule I hereto and in any Collateral Supplement or Grantor Supplement.

“Appraisal” means with respect to any Pool Aircraft, a “desk top” appraisal of such Pool Aircraft by a Qualified Appraiser, which appraisal opines as to the Base Value of such Pool Aircraft, assuming that if such Pool Aircraft is (i) less than one year since its date of manufacture, it has 100% remaining maintenance condition life, (ii) between one and three years since its date of manufacture, it has 75% remaining maintenance condition life and (iii) greater than three years since its date of manufacture, it is in “half-time” remaining maintenance condition life.
“Appraised Value” means, with respect to any Pool Aircraft as of any date of determination thereof, the value of such Pool Aircraft as of such date, calculated by taking the lesser of the average and the median of the most recent Appraisals conducted with respect to such Pool Aircraft.
“Assigned Agreement Collateral” has the meaning specified in Section 2.01(d).
“Assigned Agreements” has the meaning specified in Section 2.01(d)(i).
“Assigned Documents” means, collectively, the Assigned Agreements, the Assigned Leases and the Acquisition Agreements included in the Aircraft Purchase Collateral.
“Assigned Leases” has the meaning specified in Section 2.01(b).
“Average Age” means, at any time, the average age of all of the Pool Aircraft at such time, weighted by Base Values, as established (x) on the Effective Date, pursuant to the Initial Appraisals delivered in connection therewith and (y) thereafter, pursuant to the most recent Appraisals delivered pursuant to this Agreement and the Indenture.
“Base Value” means, with respect to a Pool Aircraft, the value, expressed in dollars, of such Aircraft, determined on the basis of an open, unrestricted, stable market environment with a reasonable balance of supply and demand and with full consideration of such Aircraft’s “highest and best use”, presuming an arm’s length, cash transaction between willing, able and knowledgeable parties, acting prudently, with an absence of duress and with a reasonable period of time available for remarketing.
“Beneficial Interest Collateral” has the meaning specified in Section 2.01(c).
“Cape Town Convention” means, collectively, the Convention and the Protocol, together with all regulations and procedures issued in connection therewith, and all other rules, amendments, supplements, modifications, and revisions thereto (in each case using the English language version).
“Cape Town Lease” means any Lease (including any Lease between Grantors) that has been entered into, extended, assigned or novated after March 1, 2006 (or such later date as the Cape Town Convention may be given effect under the law of any applicable jurisdiction) (A) with a Cape Town Lessee or (B) where the related Aircraft Object is registered in a “Contracting State”.

“Cape Town Lessee” means a lessee under a Lease that is “situated in” a “Contracting State”.
“Cash Collateral Account” means the account described as such in the Account Control Agreement.
“Certificated Security” means a certificated security (as defined in Section 8-102(a)(4) of the UCC) other than a Government Security.
“Chattel Paper Original” has the meaning specified in Section 2.05.
“Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-1 executed and delivered by a Grantor.
“Collateral” has the meaning specified in Section 2.01.
“Convention” means the Convention on International Interests in Mobile Equipment signed in Cape Town, South Africa on November 16, 2001.
“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.
“Debt-to-Collateral Value Ratio” means, as of any date of determination, the ratio of (i) the aggregate outstanding principal amount of the Securities and any Permitted Refinancing Debt as of such date of determination (which in the case of any legal defeasance, shall not include the aggregate outstanding principal amount of the defeased series of Securities for which cash has been deposited), divided by (ii) the sum of (x) the aggregate Appraised Value of all Pool Aircraft included in the Designated Pool as of such date of determination and reflected in the most recent Appraisals delivered pursuant to the Indenture plus (y) the amount of any cash collateral then held by the Security Trustee (which in the case of any legal defeasance, shall not include the amount of cash deposited with respect to the defeased series of Securities).
“Designated Pool” means the pool of aircraft Owned by the Issuer, an Owner Trust or an SPC and listed on Schedule I hereto, as amended, restated or supplemented from time to time pursuant to Section 2.18.
“Effective Date” means the date the Notes are issued.
“Eligible Institution” means (a) Wells Fargo in its capacity as the Security Trustee under this Agreement; (b) any bank not organized under the laws of the United States of America so long as it has either (i) a long-term unsecured debt rating of A or better by Standard & Poor’s and A2 or better by Moody’s or (ii) a short-term unsecured debt rating of A-1+ by Standard & Poor’s and P-1 or better by Moody’s; or (c) any bank organized under the laws of the United States of America or any state thereof, or the District of

Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of [AA (or the equivalent)] or better by each of Standard & Poor’s and Moody’s or (B) a short-term unsecured debt rating of A-l+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under the UCC.
“Eligible Lease” means a lease containing terms and conditions and otherwise in a form consistent with Leasing Company Practice with respect to similar aircraft under lease, taking into consideration, among other things, the identity of the relevant lessee (including operating experience), the age and condition of the applicable Pool Aircraft and the jurisdiction in which such Pool Aircraft will be operated or registered.
“Engine” means, individually, each of the aircraft engines described on Schedule I hereto or in any Collateral Supplement or Grantor Supplement.
“Equity Interests” means shares of capital stock, issued share capital, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person.
“Event of Default” means any Event of Default (as defined in the Indenture).
“Event of Loss” means with respect to any Pool Aircraft (a) if the same is subject to a Lease, a “Total Loss,” “Casualty Occurrence” or “Event of Loss” or the like (however so defined in the applicable Lease) and receipt by the Issuer or the applicable Grantor of payment from the Lessee in the amount required under the Lease; or (b) if the same is not subject to a Lease, (i) its actual, constructive, compromised, arranged or agreed total loss, (ii) its destruction, damage beyond repair or being rendered permanently unfit for normal use for any reason whatsoever, (iii) requisition for title, confiscation, forfeiture or any compulsory acquisition or seizure or requisition for hire (other than a confiscation, compulsory acquisition or seizure or requisition for hire for a consecutive period not exceeding 180 days) by or under the order of any government (whether civil, military or de facto) or public or local authority in each case other than by the United States or (iv) its hijacking, theft or disappearance, resulting in loss of possession by the owner or operator thereof for a period of 180 consecutive days or longer. An Event of Loss with respect to any Pool Aircraft shall be deemed to occur on the date on which such Event of Loss is deemed pursuant to the relevant Lease to have occurred and payment from the Lessee in the amount required under the Lease has been received by the Issuer or the applicable Grantor or, if the relevant Aircraft is not subject to a Lease, (A) in the case of an actual total loss or destruction, damage beyond repair or being rendered permanently unfit, the date on which such loss, destruction, damage or rendering occurs (or, if the date of loss or destruction is not known, the date on which the relevant Aircraft was last heard of); (B) in the case of a constructive, compromised, arranged or agreed total loss, the earlier of (1) the date 30 days after the date on which notice claiming such total loss is issued to the insurers or brokers and (2) the date on which such loss is agreed or compromised by the insurers; (C) in the case of requisition of title, confiscation, restraint, detention, forfeiture, compulsory acquisition or seizure, the date on which the same takes effect; (D) in the case of a requisition for hire, the expiration of a period of 180 days from the date on which such requisition commenced (or, if earlier, the date upon which insurers make payment on the basis of such requisition); or (E) in the case of clause (iv) above, the final day of the period of 180 consecutive days referred to therein.
“Excluded Property” shall mean (a) proceeds of public liability insurance (or government or other Person (including the Manufacturer, the Lessee and any sublessee of the Lessee) indemnities in lieu thereof) paid or payable as a result of insurance claims made, or losses suffered, by any Grantor or their Affiliates, (b) proceeds of insurance maintained by any Grantor or their Affiliates for its or their own account or benefit (whether directly or through a Grantor) and not required by this Agreement and proceeds of insurance in excess of the amounts required hereunder, (c) the proceeds of any requisition for hire not required to be paid to the Security Trustee, (d) any general, Tax or other indemnity payments, expenses, reimbursements and similar payments and interest in respect thereof paid or payable in favor of any Grantor or their Affiliates or their respective successors or assigns, officers, directors, employees, agents, managers and servants, including any such payments pursuant to any Lease, (e) any security interest held by a Grantor or any of its Affiliates in any assets of a Lessee or any sublessee thereof or of any of their Affiliates, other than the Security Deposit under a Lease, or a letter of credit in lieu thereof, which secure obligations owed by such Lessee, sublessee or Affiliate pursuant to a grant of collateral not under the applicable Lease, (f) any interest that pursuant to a Lease may from time to time accrue in respect of any of the amounts described in clauses (a) through (d) above, (g) the proceeds from the enforcement of any right to enforce the payment of any amount described in clauses (a) to (f) above, and (h) any right to exercise any election or option or make any decision or determination, or to give or receive any notice, consent, waiver or approval, or to take any other action in respect of, but in each case, only to the extent relating to, any Excluded Property.
“Existing Security Agreement” has the meaning set forth in the Paydown Agreement.
“Express Perfection Requirements” means (a) with respect to each Pool Aircraft and the related Assigned Leases, the Required Cape Town Registrations pursuant to Section 2.08(e) of this Agreement, UCC Financing Statement filings, the execution and delivery to each Lessee of a Lessee Notice and the exercise of commercially reasonable efforts to procure, as promptly as practicable, a Lessee Acknowledgment; provided, however, that if a Lessee Acknowledgment cannot be procured from a Lessee after the exercise of commercially reasonable efforts, then, so long as ILFC certifies to the Security Trustee that the Lessee received the Lessee Notice and that a lessee acknowledgement or consent is not required by the Lessee under the Lease in order for the lessor or the owner of the Pool Aircraft to grant the Lien in such Pool Aircraft or Lease contemplated hereby, such Lessee Acknowledgment shall not be required; (b) with respect to each Pool Aircraft whose country of registration is the United States and the related Assigned Leases, the applicable FAA filings pursuant to Section 2.08(f) of this Agreement; and (c) with respect to each Pool Aircraft registered in any country that has not Ratified the Cape Town Convention, the Issuer has delivered a certificate of an officer of the Issuer to the Security Trustee and the Trustee, in which the Issuer certifies and represents that all actions have been taken (including the execution, delivery, registration and/or filing of any Security Documents and, if so required, related documents governed by the laws of the jurisdiction of registration of such Pool Aircraft, and all other appropriate filings and/or recordings on the local aviation or other applicable register or other actions in the jurisdiction of registration of the applicable Pool Aircraft) that are necessary for the security interests under this Agreement in favor of the Security Trustee (for the benefit of the Secured Parties) in the applicable Aircraft Assets as security for the Secured Obligations, to be recognized under the laws of such jurisdiction of registration, and enforceable in such jurisdiction against the applicable Grantors and creditors of and purchasers from such Grantors, and all such actions have been taken; provided, that, ILFC may elect not to comply with the requirements of this clause (c) with respect to any Pool Aircraft the Appraised Value in respect of which, when added to the Appraised Value of any other Pool Aircraft as to which ILFC has made this election, shall not cause the aggregate amount of Appraised Values of all Pool Aircraft as to which ILFC has made an election under this proviso to exceed 3% of the aggregate Appraised Value under the Appraisals available on the Effective Date; provided, further, that, notwithstanding anything to the contrary contained herein, with respect to each Pool Aircraft registered in UAE, France, the United Kingdom or Mexico the Express Perfection Requirements shall be deemed to have been satisfied if satisfied within thirty (30) days after the Effective Date; provided further, that, notwithstanding anything to the contrary contained herein, with respect to each Pool Aircraft registered in China, the Express Perfection Requirements shall be deemed to have been satisfied if satisfied within ninety (90) days after the Effective Date.
“FAA” means the Federal Aviation Administration of the United States of America.
“FAA Act” means 49 U.S.C. Subtitle VII, §§ 40101 et seq; as amended from time to time, any regulations promulgated thereunder and any successor provisions.
“FAA Aircraft Mortgage and Lease Security Assignment” means an FAA Aircraft Mortgage and Lease Security Assignment substantially in the form attached as Exhibit D.
“FAA Aircraft Mortgage” means an FAA Aircraft Mortgage substantially in the form attached as Exhibit C.
“FAA Lease Security Assignment” means the Lease Security Assignment in substantially the form attached as Exhibit E hereto.
“GAAP” means generally accepted accounting principles as in effect from time to time in the United States, applied on a basis consistent (except for changes concurred in by the Issuer’s independent public accountants) with the most recent audited consolidated financial statements of the Issuer.
“Government Security” means any security issued or guaranteed by the United States of America or an agency or instrumentality thereof that is maintained in book-entry on the records of the FRBNY and is subject to Revised Book-Entry Rules.
“Governmental Authority” means the government of the United States, any other nation or any state, locality or political subdivision of the United States or any other nation, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Grantor Request and Assumption Agreement” means the Grantor Request and Assumption Agreement in substantially the form of Exhibit H.
“Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit A-2 executed and delivered by a Grantor.
“Grantors” has the meaning specified in the recital of parties to this Agreement.
“Guaranteed Obligations” means in respect of the guarantee by each Grantor set forth in Article 8 of this Agreement, all Secured Obligations of each other Grantor, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.
“Guarantor Party” has the meaning specified in Section 8.01.
“ILFC” has the meaning specified in the recital of parties in this Agreement.
“Initial Intermediate Lessees” has the meaning specified in the recital of parties to this Agreement.
“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.
“Insurances” means, in relation to each Pool Aircraft, any and all contracts or policies of insurance and reinsurance complying with the provisions of Schedule V hereto or an indemnity from a Governmental Authority as indemnitor, as appropriate, and required to be effected and maintained in accordance with this Agreement.
“Intercreditor Agreement” means with respect to any indebtedness secured by Permitted Junior Liens, an intercreditor agreement among the Security Trustee and each representative of the indebtedness secured by such Permitted Junior Liens and, if applicable, the representative for any Permitted Refinancing Debt, in each case, that becomes a party thereto pursuant to the terms thereof, in substantially the form attached as Exhibit G to this Agreement (in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Intermediate Lease” means, in respect of any Pool Aircraft, the lease to be entered into between the Issuer (as lessor) and an Intermediate Lessee (as lessee).
“Intermediate Lease Notice” has the meaning set forth in Section 2.18(d).
“Intermediate Lessee” means, in respect of any Lease of Pool Aircraft, a Person (other than the Issuer) which, subject to the Local Requirements Exception, is wholly owned, directly or indirectly, by the Issuer and which the Issuer may determine is an Intermediate

Lessee in accordance with the provisions of Section 2.18(d). Each of the Initial Intermediate Lessees is an Intermediate Lessee.
“International Registry” has the meaning given to it in the Cape Town Convention.
“Ireland” means the Republic of Ireland.
“Issuer” has the meaning specified in the preliminary statements of this Agreement.
“Junior Lien” means a Lien granted by ILFC or any Subsidiary thereof, at any time, upon any portion of the Collateral securing indebtedness that is secured on a junior basis to the Securities; provided that:
(a)
on or before the date on which such indebtedness is incurred by the borrower thereunder, such indebtedness is designated by ILFC, in an officers’ certificate delivered to the Trustee as “Junior Lien Debt” for the purposes of the Indenture and the Security Documents, which officer’s certificate shall confirm that the requirements in this definition of “Junior Liens” have been satisfied;

(b)
such indebtedness is governed by an indenture, credit agreement or other agreement that includes an acknowledgment of the Intercreditor Agreement and does not include any covenants of ILFC and the Guarantors that are more restrictive than the covenants of ILFC and the Guarantors as set forth in the Indenture;

(c)	the representative for such indebtedness secured by Junior Liens has executed and delivered to the Security Trustee an Intercreditor Agreement (or a supplement thereto); and

(d)	all requirements set forth in the Intercreditor Agreement as to the confirmation, grant or perfection of the Junior Lien to secure such indebtedness in respect thereof are satisfied.
“Junior Lien Debt” means any indebtedness (including letters of credit and reimbursement obligations with respect thereto) of the Issuer that is secured on a junior basis to the Secured Obligations by any Junior Lien that was permitted to be incurred and so secured hereunder.
“Junior Lien Obligations” means Junior Lien Debt and all other “Obligations” or “Secured Obligations” in respect thereof (under and as defined in the indenture, credit agreement, security agreement, promissory note or other document or instrument governing such Series of Junior Lien Debt).
“Junior Lien Representative” means the trustee, agent or other representative of the holder(s) of any Series of Junior Lien Debt and is appointed as a Junior Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement, security agreement, promissory note or other document or instrument governing such Series of Junior Lien Debt, together with its successors in such capacity.
“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law.
“Lease Assignment Documents” means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, a Grantor as the lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a Lien upon, such Assigned Lease in favor of the Security Trustee under any applicable law (other than the law of the State of New York), (c) any notice provided to the applicable Lessee of the assignment thereof pursuant to this Agreement and/or such supplement, (d) any acknowledgment of such assignment by such Lessee and (e) any undertaking of quiet enjoyment given by the Security Trustee in respect thereof.
“Lease Collateral” has the meaning specified in Section 2.01(b).
“Lease” means a lease agreement relating to any Pool Aircraft, which is listed on Schedule VI hereto, as such schedule is supplemented (or, if not so supplemented, required to be supplemented) pursuant to the terms hereof from time to time, including to reference a successor or replacement lease agreement, between a Grantor (as lessor), and a lessee, in each case together with all schedules, supplements and amendments thereto and each other document, agreement and instrument related thereto.
“Leasing Company Practice” means, in relation to an Aircraft and any particular issue or matter, the customary commercial practice of ILFC, having regard to the customary commercial practice that ILFC applies under similar circumstances in respect of other aircraft owned by it or its Affiliates and not subject to this Agreement, as such practice may be required to be adjusted by the requirements of this Agreement, including the requirements in respect of Collateral.
“Lessee Acknowledgment” has the meaning set forth in Section 2.16(c)(ii).
“Lessee Notice” has the meaning set forth in Section 2.16(c)(ii).
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Local Requirements Exception” means an exception for Equity Interests or title to a Pool Aircraft held by directors, trustees, nominees, conditional vendors or similar persons under similar arrangements in order to meet local nationality or other local requirements regarding registration or ownership of aircraft or to minimize the impact of any Taxes on the Issuer or Lessee.
“Maintenance Rent” means, with respect to any Pool Aircraft, maintenance reserves, maintenance rent or other supplemental rent payments based on usage in respect of such Pool Aircraft (or its engines or other parts) payable by the Lessee under the Lease for such Pool Aircraft for the purpose of paying, contributing to, reserving or calculating potential liability in respect of payments for future maintenance and repair of such Pool Aircraft, indemnity payments and any other payments other than scheduled rent payments.
“Non-Pool Aircraft” means, as of any date, any aircraft Owned by the Issuer or any of its Subsidiaries that is not included in the Designated Pool as of such date.
“Other Aircraft Types” means Aircraft of each of the following types: (a) Airbus A321-100, (b) Airbus A340, (c) Boeing 757, (d) Boeing 737-300, (e) Boeing 737-400, (f) Boeing 737-500, (g) Boeing 747, (h) Boeing 767, (i) Boeing 777-300 (non-ER) and (j) Boeing MD-11.
“Own” means, with respect to any Aircraft, to hold legal and sole ownership of such Aircraft directly or to hold 100% of the beneficial ownership of such Aircraft through a trust, conditional sale or similar arrangement holding title to such Aircraft, or in the case of an Owner Trust or SPC, hold legal title to such Aircraft. The terms “Ownership” and “Owned by” have a correlative meaning.
“Owner Trust” means any trust holding title to any Pool Aircraft, 100% of the beneficial ownership of which trust is held by the Issuer or another Grantor, and which has delivered a Grantor Request and Assumption Agreement, a grantor supplement to this Agreement and such documents as may be required to become a party to any other applicable Security Document.
“Owner Trust Notice” has the meaning set forth in Section 2.18(f).
“Parts” means all appliances, parts, components, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than (a) Engines or engines, and (b) any appliance, part, component, instrument, appurtenance, accessory, furnishing, seat or other equipment that would qualify as a removable part and is leased by a Lessee from a third party or is subject to a security interest granted to a third party), that may from time to time be installed or incorporated in or attached or appurtenant to any Airframe or any Engine or removed therefrom and, if the applicable Pool Aircraft or Engine is subject to a Lease, is owned by a Grantor hereunder under the terms of such Lease.
“Paydown Agreement” means the Master Prepayment, Release and Discharge Agreement dated as of the date hereof among ILFC, AIG Funding, Inc., Wells Fargo

Bank Northwest, National Association, as the Existing Security Trustees thereunder, The Federal Reserve Bank of New York and the other parties thereto.
“Permitted Liens” means:
(a)
any Lien for Taxes if (i) such Taxes shall not be due and payable, or (ii) such Taxes are being disputed in good faith or contested in good faith by appropriate proceedings and reserves required by GAAP have been made therefor;

(b)
any Lien in respect of any Pool Aircraft for any fees or charges of any airport, air navigation or similar authority arising by statute or operation of law if (i) the payments for such fees or charges are not yet due or payable or (ii) such fees or charges are being disputed in good faith or contested in good faith by appropriate proceedings and reserves required by GAAP have been made therefor;

(c)
in respect of any Pool Aircraft, any repairer’s, carrier’s or hangar keeper’s, warehousemen’s, mechanic’s or materialmen’s Lien or employee and other like Liens arising in the ordinary course of business by operation of law or under customary terms of repair or modification agreements or any engine or parts-pooling arrangements or other similar Liens if the payment for such Liens (i) is not due and payable or (ii) is not overdue for payment having regard to the relevant trade, in circumstances where no enforcement action against the Aircraft has yet been taken by the relevant holder of the Lien or (iii) is disputed in good faith or contested in good faith by appropriate proceedings and reserves in accordance with GAAP have been made therefor;

(d)
any Lien assigned to or created in favor of the Security Trustee, for the benefit of the Secured Parties (as defined in this Agreement) pursuant to this Agreement or other Security Documents (including any Permitted Refinancing Debt) and any Lien agreed to be released by the “Existing Security Trustees” under and as defined in the Paydown Agreement;

(e)
any Lien affecting any Pool Aircraft (other than a Lien for Taxes) arising out of judgments or awards against any of the Grantors with respect to which at the time the period to file an appeal has not expired or an appeal is being presented in good faith and with respect to which within sixty (60) days thereafter there shall have been secured a stay of execution pending such appeal, and then only for the period of such stay, and reserves required in accordance with GAAP have been made therefor;

(f)	any permitted lien or encumbrance, as defined under any lease of an Aircraft (other than Liens or encumbrances created by a Grantor except as described in this definition);

(g)
the respective rights of a Grantor and the lessee or any third party that owns or leases equipment installed on an Aircraft under any lease relating to a Pool Aircraft, including any assignment of the relevant warranties relating to a Pool Aircraft (including restrictions on the Grantor’s right to grant a lien on or to transfer the applicable Lease or Pool Aircraft) (and the rights of any sublessee under any permitted sublease relating to such lease) and the documents related thereto;

(h)
the rights of insurers meeting the requirements of Section 2.17 of this Agreement in respect of a Pool Aircraft, subject to insurance policies having been entered into in the ordinary course of business and according to commercially reasonable terms;

(i)	the interests of a voting or owner trustee, as applicable, or of an Intermediate Lessee in connection with the relevant Intermediate Lessee;

(j)	any Lien bonded against by any Grantor, any Lessee, or other similar third party security (which does not itself result in a Lien on a Pool Aircraft or any part thereof);

(k)	pledges of non-Aircraft Assets or deposits required under a Lease to secure payment obligations of the applicable Grantor under that Lease;

(l)	any Lease entered into prior to the Effective Date;

(m)	any Eligible Lease;

(n)
any Lien resulting directly from any Third Party Event, but only for so long as the Issuer and the applicable Grantor are complying with the requirements of the proviso to the last paragraph of Section 2.16(a) of this Agreement;

(o)
any head lease, lease, conditional sale agreement or purchase option granted by a lessor or owner as to the purchase of the related Pool Aircraft under or in respect of any Lease (including to an Affiliate of the Lessee) existing on the date of acquisition of such Pool Aircraft by the Issuer or thereafter granted in accordance with Leasing Company Practice; and

(p)	any Junior Lien securing Junior Lien Obligations.
“Permitted Refinancing Debt” means any indebtedness for borrowed money secured by a Lien on the Collateral, so long as:
(a)	the net proceeds of which are used to concurrently repay, redeem, refinance or otherwise retire obligations under the Notes, Additional Securities or any Permitted Refinancing Debt; and

(b)
(i) on or before the date on which such indebtedness is incurred by the Issuer, such indebtedness is designated by the Issuer, in an officers’ certificate delivered to the Trustee as “Permitted Refinancing Debt” for the purposes of the Indenture and the Security Documents, which officer’s certificate shall confirm that the requirements in this definition of “Permitted Refinancing Debt” have been satisfied; (ii) such indebtedness ranks pari passu with the Securities; (iii) the representative for such indebtedness secured by Permitted Refinancing Debt has executed and delivered to the Security Trustee a supplemental Indenture; and (iv) all requirements set forth in the Indenture as to the confirmation, grant or perfection of the Permitted Refinancing Debt to secure such indebtedness in respect thereof are satisfied.

“Pledged Beneficial Interest” means all of the beneficial interest in Grantors that are SPCs or Owner Trusts that hold title to or otherwise Own Pool Aircraft described in the attached Schedule II or in any Collateral Supplement or Grantor Supplement.
“Pool Aircraft” means, as of any date, any aircraft Owned by the Issuer, another Grantor, any SPC or any Owner Trust and included in the Designated Pool.
“Pool Specifications” is a collective reference to each of the following requirements with respect to the Designated Pool at any applicable time (with all calculations of Appraised Values being made based on the then most recent Appraisal that has been made in respect of each individual Pool Aircraft):
(a)	the aggregate Appraised Value of a single type of Widebody Aircraft at such time shall not exceed 50% of the aggregate Appraised Value of all Pool Aircraft;

(b)	the aggregate Appraised Value of all Widebody Aircraft shall not exceed 65% of the aggregate Appraised Value of all Pool Aircraft;

(c)	the aggregate Appraised Value of all Preferred Aircraft Types shall be at least 50% of the aggregate Appraised Value of all Pool Aircraft;

(d)	the aggregate Appraised Value of all Pool Aircraft that are of a single Other Aircraft Type shall not exceed 20% of the aggregate Appraised Value of all Pool Aircraft;

(e)
the aggregate Appraised Value of all Pool Aircraft leased to a single Lessee shall not exceed 30% of the aggregate Appraised Value of all Pool Aircraft (excluding any Pool Aircraft leased to a Lessee that results from the merger of two or more Lessees, if the affected Lease of such Pool Aircraft was included in the Collateral prior to such merger);

(f)	the aggregate Appraised Value of all Pool Aircraft leased to Lessees based or domiciled in any single country shall not exceed 50% of the aggregate Appraised Value of all Pool Aircraft; and

(g)
the Average Age of the Pool Aircraft does not exceed the age that is equal to the sum of (x) the Average Age on the Effective Date, plus (y) the amount of time elapsed since the Effective Date plus (z) 6 months.

“Post-Petition Interest” means any interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of any one or more of the Grantors (or would accrue but for the operation of applicable

Debtor Relief Laws), whether or not such interest is allowed or allowable as a claim in any such proceeding.
“Preferred Aircraft Types” means Aircraft of each of the following types: (a) Airbus A319, (b) Airbus A320, (c) Airbus A321-200, (d) Airbus A330, (e) Boeing 737-600, (f) Boeing 737-700, (g) Boeing 737-800, (h) Boeing 777-200ER, (i) Boeing 777-300ER and (j) Boeing 787.
“Protocol” means the Protocol to the Convention on Matters Specific to Aircraft Equipment, as in effect in any applicable jurisdiction from time to time.
“Qualified Appraiser” means, with respect to Appraisals used to calculate the Debt-to-Collateral Value Ratio as of the Effective Date, each of AVITAS, Inc., Ascend Worldwide Ltd. and Aviation Specialist Group, and with respect to Appraisals thereafter, such appraisal firms and any other nationally recognized appraisal firms selected and retained by the Issuer.
“Ratify” means ratification by any applicable jurisdiction of the Cape Town Convention. The term “Ratified” has a correlative meaning.
“Received Currency” has the meaning specified in Section 9.07.
“Records” means all Leases and all Aircraft Documents directly related to the Leases and the Aircraft Assets related to the Pool Aircraft.
“Related Collateral Documents” means a letter of credit, third-party or bank guarantee or cash collateral provided by or on behalf of a Lessee to secure such Lessee’s obligations under a Lease, in each case to the extent assignable without the consent of a third party.
“Relevant FAA Aircraft Mortgages and Lease Security Assignments” means, collectively, the FAA Aircraft Mortgage and Lease Security Assignments.
“Relevant FAA Aircraft Mortgages” means, collectively, the FAA Aircraft Mortgages.
“Relevant FAA Lease Security Assignments” means, collectively, the FAA Lease Security Assignments.
“Replaced Aircraft” has the meaning set forth in Section 2.18(b).
“Replacement Aircraft” has the meaning set forth in Section 2.18(b).
“Required Cape Town Registrations” has the meaning set forth in Section 2.08(e).
“Requirement of Law” means, as to any Person, any Law applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, each applicable foreign aviation law applicable to such Person or the aircraft owned or operated by it or as to which it has a contractual responsibility.

“Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. §§ 910 and 912 (book-entry securities of the Federal Home Loan Banks); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation); 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality.
“Secured Debt Representatives” means the Security Trustee and each Junior Lien Representative.
“Secured Debt” means the Securities, the Permitted Refinancing Debt and the Junior Lien Debt.
“Secured Obligations” means all principal of the Securities Outstanding from time to time under the Indenture, all accrued unpaid interest (including Post-Petition Interest) on the Securities, all other amounts now or hereafter payable by any Grantor under the Indenture, this Agreement or any Security Document and any fees or other amounts (including any Permitted Refinancing Debt) now or hereafter payable by any Grantor to the Trustee or the Security Trustee for acting in its capacity as such pursuant to a separate agreement among such parties, in each case, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.
“Secured Party” means any of or, in the plural form, the Security Trustee, on behalf of itself, the Trustee, the Holders of the Securities from time to time Outstanding, and the holders of Permitted Refinancing Debt outstanding from time to time.
“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Security Trustee as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of a Securities Intermediary whose “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) is the State of New York.
“Securities Intermediary” means any “securities intermediary” with respect to the Security Trustee as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC.
“Security Deposit” means any security deposits and any payments made to reinstate security deposits payable by any Lessee under a Lease.
“Security Documents” means this Agreement and each other agreement, supplement, instrument or document executed and delivered pursuant to Section 2.18 or 2.19 to secure any of the Secured Obligations.
“Security Trustee” has the meaning specified in the recital of parties to this Agreement.

“Series of Junior Lien Debt” means, severally, each issue or series of Junior Lien Debt under any indenture or credit facility that constitutes Junior Lien Obligations.
“SPC” means any special purpose Person, organized under the laws of Ireland or a state, or territory or possession of the United States, Australia, France, Bermuda, Cayman Islands, Aruba, the United Kingdom, Malaysia (Labuan), Norway or other jurisdictions in which Issuer, in accordance with Leasing Company Practice, organizes subsidiaries for the ownership or leasing of aircraft, holding title to any Pool Aircraft (but not other aircraft), 100% of the beneficial and equitable ownership of which is held by the Issuer or another Grantor, and which has delivered a Grantor Request and Assumption Agreement, a grantor supplement to this Agreement and such documents as may be required to become a party to any other applicable Security Document.
“SPC Notice” has the meaning set forth in Section 2.18(f).
“Third Party Event” means any act or omission of a Lessee or sub-lessee, or of any Person claiming by or through a Lessee or a sub-lessee, or of any Person which has possession of the Pool Aircraft or any Engine for the purpose of repairs, maintenance, modification or storage, or by virtue of any theft, requisition, seizure, or confiscation of the Pool Aircraft, or otherwise (other than seizure or confiscation arising from a breach by the Grantors themselves of Section 2.24).
“UCC Financing Statement” means any financing statement to be filed in any appropriate filing office in any UCC Jurisdiction and that (i) indicates the applicable Collateral by any description which reasonably approximates the description contained in this Agreement and in this Agreement as all applicable assets of the applicable Grantor or words of similar effect, regardless of whether any particular asset comprised in such Collateral falls within the scope of Article 9 of the UCC or other similar provisions of the UCC Jurisdiction, and (ii) contains any other information required by part 5 of Article 9 of the UCC, or by any other applicable provision under the laws of the UCC Jurisdiction, for the sufficiency or filing office acceptance of any financing statement or amendment; provided, however, that in addition to any financing statement to be filed in any appropriate filing office in any UCC Jurisdiction, UCC Financing Statements shall include at all times financing statements to be filed in the State of California and the District of Columbia, as applicable.
“UCC Jurisdiction” means any Uniform Commercial Code jurisdiction in which the filing of a UCC Financing Statement is effective to perfect a security interest in the Collateral under this Agreement, or any other Security Document.
“UCC” means the Uniform Commercial Code as in effect on the date of determination in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

“Uncertificated Security” means an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) other than a Government Security.
“United States” means the United States of America.
“Wells Fargo” has the meaning specified in the recital of parties to this Agreement.
“Widebody Aircraft” shall mean Aircraft of each of the following types: (a) Airbus A340, (b) Boeing 767, (c) Boeing 747, (d) Boeing MD-11, (e) Airbus A330, (f) Boeing 777, (g) Boeing 787 and (h) Airbus A310.
                    (a)        Terms Defined in the Cape Town Convention. The following terms shall have the respective meanings ascribed thereto in the Cape Town Convention: “Administrator”, “Contracting State”, “Contract of Sale”, “International Interest”, “Professional User Entity”, “Prospective International Interest”, “situated in” and “Transacting User Entity”.
                    (b)        Terms Defined in the Indenture. For all purposes of this Agreement, all capitalized terms used but not defined in this Agreement shall have the respective meanings assigned to such terms in the Indenture.
          Section 1.02.    Construction and Usage. Unless the context otherwise requires:
                    (a)        A term has the meaning assigned to it and an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP.
                    (b)        The terms “herein”, “hereof” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision.
                    (c)        Unless otherwise indicated in context, all references to Articles, Sections, Schedules or Exhibits refer to an Article or Section of, or a Schedule or Exhibit to, this Agreement.
                    (d)        Words of the masculine, feminine or neuter gender shall mean and include the correlative words of other genders, and words in the singular shall include the plural, and vice versa.
                    (e)        The terms “include”, “including” and similar terms shall be construed as if followed by the phrase “without limitation”.
                    (f)        References in this Agreement to an agreement or other document (including this Agreement) include references to such agreement or document as amended, replaced or otherwise modified (without, however, limiting the effect of the provisions of this Agreement with regard to any such amendment, replacement or modification), and the provisions of this Agreement apply to successive events and transactions. References to any Person shall include such Person’s successors in interest and permitted assigns.
                    (g)        References in this Agreement to any statute or other legislative provision shall include any statutory or legislative modification or re-enactment thereof, or any substitution therefor, and references to any governmental Person shall include reference to any governmental Person succeeding to the relevant functions of such Person.
                    (h)        References in this Agreement to the Securities include the conditions applicable to the Securities and any reference to any amount of money due or payable by reference to the Securities shall include any sum covenanted to be paid by any Grantor under this Agreement or the Indenture in respect thereof.
                    (i)        References in this Agreement to any action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security shall be deemed to include, in respect of any jurisdiction other than the State of New York, references to such action, remedy or method of judicial proceeding for the enforcement of the rights of creditors or of security available or appropriate in such jurisdiction as shall most nearly approximate such action, remedy or method of judicial proceeding described or referred to in this Agreement.
                    (j)        Where any payment is to be made, funds applied or any calculation is to be made hereunder on a day which is not a Business Day, unless the Indenture or any other Security Document otherwise provides, such payment shall be made, funds applied and calculation made on the next succeeding Business Day, and payments shall be adjusted accordingly; provided, however, that no additional interest shall be due in respect of such delay.
                    (k)        Terms used herein and not otherwise defined have the meaning set forth in the Indenture.
ARTICLE II
SECURITY
          Section 2.01.    Grant of Security.
          To secure the Secured Obligations, as of the Effective Date, each Grantor hereby assigns and pledges to the Security Trustee, for its benefit and the benefit of the other Secured Parties, and hereby grants to the Security Trustee for its benefit and the benefit of the other Secured Parties a security interest in, all of such Grantor’s right, title and interest in and to the following, whether now owned or hereafter acquired (collectively, the “Collateral”):
                    (a)        with respect to each Grantor, all of such Grantor’s right, title and interest in and to (i) each Pool Aircraft, including the Airframe and Engines as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii) all Parts of whatever nature, which are from time to time included within the definitions of “Airframe” or “Engines”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine of a Pool Aircraft arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Pool Aircraft required to be carried hereunder;
                    (b)        with respect to each Grantor, all of such Grantor’s right, title and interest in and to all Leases to which such Grantor is or may from time to time be party with respect to the Pool Aircraft and any leasing arrangements among Grantors with respect to such Leases together with all Related Collateral Documents (all such Leases and Related Collateral Documents, the “Assigned Leases”), including (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of the Aircraft required to be carried hereunder, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”);
                    (c)        with respect to each Grantor, all of the following (the “Beneficial Interest Collateral”):
                                 (i)        the Pledged Beneficial Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
                                 (ii)        all of such Grantor’s right, title and interest in all additional beneficial interests in any Owner Trust from time to time acquired by such Grantor in any manner, including the beneficial interests in any Owner Trust that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Owner Trusts are created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
                    (d)        with respect to each Grantor, all of the following (the “Assigned Agreement Collateral”):
                                 (i)        all of such Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Pool Aircraft (including any Airframe and any Engine) pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”); and

                                 (ii)        all of such Grantor’s right, title and interest in and to all property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
                    (e)        with respect to each Grantor, all of such Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”);
                    (f)        with respect to each Grantor, all of such Grantor’s right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;
                    (g)        with respect to each Grantor, all right of such Grantor in and to the Cash Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”); and
                    (h)        all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e) (f) and (g) of this Section 2.01);
provided that the Collateral shall not include any Excluded Property.
          Section 2.02.    Security for Obligations. This Agreement secures the payment and performance of all Secured Obligations of the Grantors to each Secured Party (subject to the subordination provisions of this Agreement) and shall be held by the Security Trustee in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Grantor to any Secured Party but for the fact that Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor.
          Section 2.03.    Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, and as of each date on which such Grantor subjects a new Pool Aircraft to this Agreement solely with respect to such Pool Aircraft and such Grantor, as follows:
                    (a)        Each Pool Aircraft and other item of Aircraft Collateral is either Owned by the Issuer or another Grantor or legally owned by a Grantor that is an Owner Trust or SPC and beneficially owned by the Issuer or any other Grantor, in each case except to the extent of the Local Requirements Exception. The Grantors are the legal and beneficial owners of the other Collateral. None of the Collateral has been pledged, assigned or otherwise encumbered other than pursuant to the terms of this Agreement except for Permitted Liens, and no Collateral is described in (i) any UCC financing statements filed against any Grantor other than UCC financing statements which have been or are agreed to be terminated or assigned or agreed to be assigned to the Security Trustee and the UCC financing statements filed in connection with Permitted Liens or (ii) any other mortgage registries, including the International Registry (which for the avoidance of doubt, shall not include any Contract of Sale in favor of any Grantor), or filing records that may be applicable to the Collateral in any other relevant jurisdiction, other than such pledges, assignments or other encumbrances or such filings or registrations that have been assigned or agreed to be assigned to the Security Trustee or terminated or are agreed to be terminated or that have been made in connection with Permitted Liens, this Agreement or any other Security Document in favor of the Security Trustee for the benefit of the Secured Parties, or, with respect to the Leases, in favor of the Grantors or the Lessee thereunder.
                    (b)        This Agreement creates a valid and (upon the taking of the actions required hereby) perfected security interest in favor of the Security Trustee in the Collateral as security for the Secured Obligations, subject in priority to no other Liens (other than Permitted Liens), and all filings and other actions necessary to perfect and protect such security interest as a first priority security interest of the Security Trustee have been (or to the extent permitted hereby, or in the case of future Collateral, will be) duly taken and are enforceable against the applicable Grantors and creditors of and purchasers from such Grantors, except in each case that only the Express Perfection Requirements shall be required to be satisfied.
                    (c)        No Grantor has any trade names except as set forth on Schedule III hereto.
                    (d)        No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or other third party (including, for the avoidance of doubt, the International Registry) is required under the laws of the United States or Ireland (or, to the extent of the Express Perfection Requirements, with respect to any Pool Aircraft that is not registered in a jurisdiction that has Ratified the Cape Town Convention, and any related Assigned Lease, under relevant local law) either (i) for the grant by such Grantor of the assignment and security interest granted hereby, (ii) for the execution, delivery or performance of this Agreement by such Grantor or (iii) for the perfection or maintenance of the pledge, assignment and security interest created hereby, except for (A) with respect to each Pool Aircraft whose country of registration is the United States of America, the filing with the FAA, in due form, for recordation where applicable, pursuant to Section 40102 and Section 44101 through Section 44112 of Title 49, United States Code, “Transportation,” of any and all title, registration and financing documentation necessary to accomplish the purposes of this Agreement, including each of the Relevant FAA Aircraft Mortgages, each of the Relevant FAA Aircraft Mortgages and Lease Assignments and/or each of the Relevant FAA Lease Security Assignments, as applicable, with respect to such Pool Aircraft and/or the related Assigned Lease, (B) the Required Cape Town Registrations, (C) the filing of financing and continuation statements under the UCC, (D) the applicable Irish filings pursuant to Section 2.08(f) and (E) to the extent of the Express Perfection Requirements, such other filings as are required under relevant local law in the case of each Pool Aircraft that is not registered in a jurisdiction that has Ratified the Cape Town Convention and, in each case, the related Assigned Leases.
                    (e)        The chief place of business, organizational identification number (if applicable) and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule IV. If such Grantor is the lessor under a Cape Town Lease, it has the right to assign the International Interest provided for in such Cape Town Lease and all associated rights in respect of such Cape Town Lease that form part of the Collateral.

                    (f)        The Pledged Beneficial Interests constitute the percentage of the beneficial interest of the issuer thereof indicated on Schedule II hereto.
                    (g)        The Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid up and non-assessable.
                    (h)        Any Pledged Beneficial Interests either (i) constitute “certificated securities” within the meaning of Section 8-102(a)(4) of the UCC, have been delivered to the Security Trustee and are either (1) are in bearer form, (2) have been indorsed, by an effective indorsement, to the Security Trustee or in blank or (3) have been registered in the name of the Security Trustee or (ii) a fully executed “control agreement” has been delivered to the Security Trustee with respect to such Pledged Beneficial Interests or (iii) fully effective UCC Financing Statements or similar filings have been made with respect thereto. None of the Pledged Beneficial Interests that constitute or evidence the Collateral have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any person other than the Security Trustee.
                    (i)        A true and complete copy of each Assigned Agreement in effect on the date hereof has been delivered to the Security Trustee. Each Assigned Document upon its inclusion in the Collateral will have been duly authorized, executed and delivered by the relevant Grantors, will be in full force and effect and will be binding upon and enforceable against all parties thereto in accordance with their terms.
          Section 2.04.    Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Security Trustee of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) in each case, unless the Security Trustee or any other Secured Party, expressly in writing or by operation of law, assumes or succeeds to the interests of any Grantor hereunder, no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.
          Section 2.05.    Delivery of Collateral. Subject to the last sentence of this Section 2.05, all certificates or instruments representing or evidencing any Collateral, if deliverable, shall be delivered to and held by or on behalf of the Security Trustee and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted thereby. The Security Trustee shall have the right, so long as any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, to transfer to or to register in the name of the Security Trustee or any of its nominees any or all of the Pledged Beneficial Interests, subject only to the revocable rights specified in Section 2.10(a). In addition, the Security Trustee shall have the right at any time, so long as any series of

Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations. To the extent that any Assigned Lease constitutes “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), the Grantors shall, if it has an original of such Assigned Lease in its possession, cause the original of such Assigned Lease (the “Chattel Paper Original”) to be delivered to the Security Trustee promptly (and in any case no later than 30 days) after the execution and delivery of such Assigned Lease by all its parties. Notwithstanding anything else to the contrary in the Indenture or this Agreement, no Grantor shall be required to deliver to the Security Trustee any letter of credit or promissory note issued pursuant to an Assigned Lease.
          Prior to subjecting any cash or other Account Collateral to the Lien hereof, ILFC and the Security Trustee shall enter into the Account Control Agreement
          Section 2.06.    As to the Assigned Documents. (a)    Upon the inclusion of any Assigned Document (other than an Assigned Lease or Acquisition Agreements) in the Collateral, the relevant Grantor will deliver to the Security Trustee a consent, in substantially the form of Exhibit B and executed by each party to such Assigned Document (other than any other Grantor) or (where the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes to substantially the same effect as Exhibit B) will give due notice to each such other party to such Assigned Document of its assignment pursuant to this Agreement. Upon the inclusion of any Assigned Lease in the Collateral, subject to the provisions of the Express Perfection Requirements, promptly after its receipt thereof from the relevant Lessee party thereto, the relevant Grantor will deliver to the Security Trustee such consents, acknowledgments and/or notices as are necessary under the terms of such Assigned Lease in order to effect and perfect the assignment of, and grant of a lien upon, such Assigned Lease pursuant to this Agreement (including, with respect to each Assigned Lease which constitutes an International Interest (i) where the applicable Lessee is situated for purposes of the Cape Town Convention in a jurisdiction that is a Contracting State or (ii) the related Aircraft Object is registered in a Contracting State, registration of such International Interest and the assignment thereof at the International Registry) and/or to notify the Lessee to make payment of all amounts under such Assigned Lease to such account as the Security Trustee shall notify the Lessee after Security Trustee notifies such Lessee of the occurrence and continuance of an Event of Default in accordance with the terms of this Agreement. Upon the written request of any Grantor, the Security Trustee (solely in its capacity as such) will execute such undertakings of quiet enjoyment and other agreements of the secured party in favor of the Lessee under any Assigned Lease as are provided for in the Lease Assignment Documents or as are substantially to the same effect as the undertakings of quiet enjoyment and other agreements of the Grantor provided for in such Assigned Lease or of the Security Trustee hereunder.
                    (b)        Upon (i) the inclusion of any Assigned Document in the Collateral or (ii) the material amendment or the replacement of any Assigned Document or the entering into of any new Assigned Document, the relevant Grantor will deliver a copy thereof to the Security Trustee and will take such other action as may be necessary to perfect the Lien of this Agreement as to such Assigned Document such that the security interest therein granted to the Security Trustee is senior to that of any other creditor of the Issuer (except a Lease) or as otherwise reasonably requested by the Security Trustee (provided that only the Express Perfection Requirements shall be required to be satisfied).
                    (c)        Each Grantor shall, at its expense:
                                 (i)        use reasonable commercial efforts, in accordance with Leasing Company Practice to (A) perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it, (B) enforce the Assigned Documents in accordance with their terms and (C) after receipt of notice to such effect (to the extent permitted by law), so long as any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, take all such action to such end as may be from time to time reasonably requested by the Security Trustee; and
                                 (ii)        furnish to the Security Trustee promptly upon receipt copies of each material amendment, supplement or waiver to a Lease received by such Grantor under or pursuant to the Assigned Documents, and from time to time, subject to the provisions of the applicable Assigned Document relating to the Lessee’s obligation to furnish such information and subject to any confidentiality provisions therein, and, so long as any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, (A) furnish to the Security Trustee such information and reports regarding the Collateral as the Security Trustee may reasonably request and (B) upon reasonable request of the Security Trustee make to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.
                    (d)        So long as no series of Securities has been accelerated, and during the existence of such an acceleration if the Security Trustee has not, to the extent permitted by law, notified such Grantor that it may no longer take or not take such action, and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled, to the exclusion of the Security Trustee but subject always to the terms of this Agreement (x) to exercise and receive, directly or indirectly through one or more agents, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, related to the Assigned Documents and the lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any lessee or counterparty thereunder; provided, however, (i) so long as any Assigned Lease remains in effect, no Grantor will abrogate any right, power or privilege granted expressly in favor of the Security Trustee or any other Secured Party under any Lease Assignment Document and (ii) during the continuance of such an acceleration and such acceleration has not been rescinded as provided in the Indenture, all such rights of each Grantor shall cease if the Security Trustee shall, to the extent permitted by law, notify such Grantor of such cessation, and upon such notice

(to the extent permitted by law) all such rights shall become vested in the Security Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such rights.
          Section 2.07.    As to Beneficial Interest Collateral. (a)    All Beneficial Interest Collateral shall be delivered to the Security Trustee as follows:
                                 (i)        in the case of each Certificated Security or Instrument, by (A) causing the delivery of such Certificated Security or Instrument to the Security Trustee, registered in the name of the Security Trustee or duly endorsed by an appropriate person to the Security Trustee or in blank and, in each case, held by the Security Trustee, or (B) if such Certificated Security or Instrument is registered in the name of any Securities Intermediary on the books of the issuer thereof or on the books of any Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Certificated Security or Instrument to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming in writing to the Security Trustee that it has been so credited;
                                 (ii)        in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Security Trustee or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming in writing to the Security Trustee that it has been so credited; and
                                 (iii)        in the case of each Government Security registered in the name of any Securities Intermediary on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Security Trustee and confirming in writing to the Security Trustee that it has been so credited.
                    (b)        Each Grantor and the Security Trustee hereby represents, with respect to the Beneficial Interest Collateral, that it has not entered into, and hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as the “securities intermediary’s jurisdiction” within the meaning of Section 8-110(e) of the UCC in connection with any Securities Account with any Securities Intermediary referred to in Section 2.07(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such person. The Security Trustee represents that it will, by express agreement with each Securities Intermediary, provide for each item of property constituting Beneficial Interest Collateral held in and credited to the Securities Account, including cash, to be treated as a “financial asset” within the meaning of Section 8-102(a)(9)(iii) of the UCC for the purposes of Article 8 of the UCC.
     (c)        Without limiting the foregoing, each Grantor and the Security Trustee agree, and the Security Trustee shall cause each Securities Intermediary, to take such different or additional action as may be required in order to maintain the perfection and priority of the security interest of the Security Trustee in the Beneficial Interest Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.
          Section 2.08.    Further Assurances. (a)    Each Grantor shall: (i) mark conspicuously its applicable records pertaining to the Collateral with a legend, indicating that such Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by an instrument or “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC) (other than a letter of credit or promissory note, unless, any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture), deliver and pledge to the Security Trustee hereunder such note or instrument or tangible chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment in blank; (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, that may be necessary, as the Security Trustee may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iv) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required under the laws of any foreign jurisdiction as the Security Trustee may reasonably request, to create, attach, perfect, validate, render enforceable, protect or establish the priority of the security interest and Lien of this Agreement (except that only the Express Perfection Requirements shall be required to be satisfied).
                    (b)        Each Grantor hereby authorizes the Security Trustee or its designee to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.
                    (c)        Each Grantor shall furnish or cause to be furnished to the Security Trustee from time to time statements and schedules further identifying and describing the Collateral.
                    (d)        Each Grantor shall, prior to or simultaneously with any Person becoming a lessor of any Pool Aircraft, cause such Person to enter into a Grantor Supplement.
                    (e)        Each Grantor shall ensure that at all times an individual shall be appointed as administrator with respect to such Grantor for purposes of the International Registry and shall register or cause to be registered (or if the Security Trustee is making such registration, without relieving each Grantor of such obligation, consent to such registration) with the International Registry (collectively, the “Required Cape Town Registrations”): (i) the International Interest provided for hereunder with respect to each Aircraft Object in respect of Pool Aircraft where the relevant Grantor is situated in a Contracting State or if such Aircraft Object is registered in a Contracting State; (ii) the International Interest provided for in any Cape Town Lease to which such Grantor is a lessor or lessee; (iii) the assignment to the Security Trustee of each International Interest described in clause (ii) and assigned to the Security Trustee hereunder; and (iv) the Contract of Sale with respect to any Pool Aircraft by which title to such Pool Aircraft is conveyed by or to such Grantor due to a transfer occurring after the date such Pool Aircraft becomes a Pool Aircraft, but only if the seller under such Contract of Sale is situated in a Contracting State or if such Aircraft Object is registered in a Contracting State and if such seller agrees to such registration. To the extent that (A) the Security Trustee’s consent is required for any such registration, or (B) the Security Trustee is required to initiate any such registration, the Security Trustee shall ensure that such consent or such initiation of such registration is effected, and no Grantor shall be in breach of this Section should the Security Trustee fail to do so in a proper fashion (it being understood and agreed that in no event shall the Security Trustee be liable for any failure to so register as a result of such Grantor’s failure to provide any necessary information required for such registration in a timely manner or if such information is inaccurate or incomplete). It is understood and agreed that International Interests provided for hereunder shall be registered in the name of the Security Trustee. The parties hereto agree that for the purposes of the definition of Prospective International Interest in the Cape Town Convention, the issuance of the Securities by the Issuer shall constitute the stated event upon which the Issuer has created or provided for an International Interest in the Aircraft Objects and Assigned Leases.
                    (f)        With respect to each Pool Aircraft that is registered in the United States of America, each Grantor shall, so long as such Pool Aircraft is so registered, and (i) in the case of a Pool Aircraft that is not subject to an Assigned Lease, register and record with the FAA the Relevant FAA Aircraft Mortgages with respect to such Pool Aircraft and (ii) in the case of a Pool Aircraft that is subject to an Assigned Lease, register and record with the FAA the Relevant FAA Aircraft Mortgages and Lease Security Assignments with respect to such Pool Aircraft. Each Grantor shall, if at any time after the filing with the FAA of a Relevant FAA Aircraft Mortgage with respect to a Pool Aircraft such Pool Aircraft becomes subject to an Assigned Lease, register and record with the FAA the Relevant FAA Lease Security Assignments with respect to such Aircraft.
                    (g)        With respect to each Grantor incorporated under (i) the laws of Ireland, such Grantor shall cause each Security Document executed by it or its relevant particulars to be filed in the Irish Companies Registration Office and, where applicable, the Irish Revenue Commissioners within 21 days of execution thereof, or (ii) the laws of Bermuda, such Grantor shall cause each Security Document executed by it or its relevant particulars to be filed in the Bermudan Registrar of Companies and, where applicable, the Bermudan Department of Civil Aviation.
                    (h)        With respect to Pool Aircraft that are registered in a Geneva Convention country, ILFC shall cause each applicable local law security document executed by the relevant Grantor or its relevant particulars to be filed with the relevant local filing office or offices, as applicable, and as and to the extent required by the provisions of the Express Perfection Requirements.
                    (i)        With respect to Pool Aircraft that are not registered in either a Cape Town Convention country or a Geneva Convention country, ILFC shall cause each Security Document executed by the relevant Grantor or its relevant particulars to be filed with the relevant local filing office or offices, as applicable, and as and to the extent required by the Express Perfection Requirements.

          Section 2.09.    Place of Perfection; Records. Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Collateral at the location therefor specified in Schedule IV or, upon 30 days’ prior written notice to the Security Trustee, at such other locations in a jurisdiction where all actions required by Section 2.03(e) shall have been taken with respect to the Collateral. Subject to applicable confidentiality restrictions, each Grantor shall hold and preserve such records and, so long as any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, shall permit representatives of the Security Trustee upon reasonable prior notice at any time during normal business hours reasonably to inspect and make abstracts from such records, all at the sole cost and expense of such Grantor.
          Section 2.10.    Voting Rights; Dividends; Etc. (a) So long as no acceleration with respect to any series of Securities is in existence:
                                 (i)        Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Beneficial Interest Collateral pledged by such Grantor for any purpose; provided that such Grantor shall not exercise or shall refrain from exercising any such right if such action would constitute a breach of its obligations under this Agreement or the Indenture; and
                                 (ii)        The Security Trustee shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.10(a)(i).
                    (b)        So long as any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, and so long as such Grantor shall have received notice to such effect from the Security Trustee, to the extent such notice is permitted by applicable law, any and all distributions, dividends and interest paid in respect of the Beneficial Interest Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Beneficial Interest Collateral shall be forthwith delivered to the Security Trustee and, if received by such Grantor, shall be received in trust for the benefit of the Security Trustee, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Security Trustee in the same form as so received (with any necessary endorsement).
                    (c)        So long as any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, and so long as such Grantor shall have received a notice to such effect from the Security Trustee, to the extent such notice is permitted by applicable law, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to

Section 2.10(a)(i) and 2.10(a)(ii) shall cease, and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights.
          Section 2.11.    Transfers and Other Liens; Additional Shares or Interests. No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor, in the case of clause (i) or (ii) other than the pledge, assignment and security interest created by this Agreement or a Permitted Lien or as otherwise provided or permitted herein or in the Indenture.
          Section 2.12.    Security Trustee Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints, as security for the Secured Obligations, the Security Trustee as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Security Trustee’s discretion, so long as any series of Securities has been accelerated and such acceleration has not been rescinded as provided in the Indenture, to take any action and to execute any instrument that the Security Trustee may deem necessary or advisable to accomplish the purposes of this Agreement, including:
                    (a)        to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;
                    (b)        to receive, indorse and collect any drafts or other instruments and documents in connection included in the Collateral;
                    (c)        to file any claims or take any action or institute any proceedings that the Security Trustee may deem necessary for the collection of any of the Collateral or otherwise to enforce the rights of the Security Trustee with respect to any of the Collateral; and
                    (d)        to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, in order to perfect (except in the case of the Beneficial Interest Collateral provided pursuant to Section 2.01(c)) and preserve the pledge, assignment and security interest granted hereby;
provided that the Security Trustee’s exercise of any such power shall be subject to Section 2.06(d).
          Section 2.13.    Security Trustee May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Security Trustee may (but shall not be obligated to) after such prior notice as may be reasonable under the circumstances, itself perform, or cause performance of, such agreement, and the expenses of the Security Trustee incurred in connection with doing so shall be payable by the Grantors.
          Section 2.14.    Covenant to Pay. Each Grantor covenants with the Security Trustee (for the benefit of the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to this Agreement and the Indenture in accordance with their terms. Each Grantor agrees that no payment or distribution by such Grantor pursuant to the preceding sentence shall entitle such Grantor to exercise any rights of subrogation in respect thereof until the related Secured Obligations shall have been paid in full. All such payments shall be made in accordance with Section 3.02.
          Section 2.15.    Delivery of Collateral Supplements. Upon the addition of any Pool Aircraft or the acquisition by any Grantor of any Beneficial Interest Collateral, each relevant Grantor shall concurrently execute and deliver to the Security Trustee a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection of such Collateral as are called for by this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in the Indenture or this Agreement; and provided further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the Lien of this Agreement as to such Collateral.
          Section 2.16.    Operational Covenants.
                    (a)        Identification of Security Trustee’s Interest. The Grantors agree to affix as promptly as practicable after the Effective Date and thereafter to maintain in the cockpit of each Pool Aircraft, in a clearly visible location, and on each Engine, a nameplate bearing the inscription “MORTGAGED TO WELLS FARGO BANK NORTHWEST, N.A., AS SECURITY TRUSTEE” (such nameplate to be replaced, if necessary, with a nameplate reflecting the name of any successor Security Trustee); provided, however, nameplates which reference Wells Fargo Bank Northwest, National Association, as security trustee in its various capacities under the Existing Security Agreement are acceptable and do not have to be changed.
                    (b)        Registration. Each Grantor shall cause each Pool Aircraft to become (if registration is in process) or be duly registered in the name of the relevant Grantor if so permitted under the applicable registry; provided that a Pool Aircraft may be unregistered for a temporary period in connection with modification or maintenance of such Pool Aircraft. The Security Trustee agrees that it will cooperate with the relevant Grantor in changing the state of registration of any Pool Aircraft at the cost of the relevant Grantor and as the relevant Grantor may request, provided that such request does not conflict with the relevant Grantor’s obligations under this Agreement.
                    (c)        Replacement of Leases. Upon execution of any replacement Lease, the relevant Grantor shall comply with the provisions of Sections 2.06 and 2.08 of this Agreement, as applicable, and shall deliver the following to the Security Trustee:
                                 (i)        the Chattel Paper Original, if any, of such replacement Lease;
                                 (ii)        a notice of assignment substantially in the form attached hereto as Exhibit F-1 (a “Lessee Notice”), and, to the extent required under the Express Perfection Requirements, a lessee acknowledgment substantially in the form attached hereto as Exhibit F-2 or such other form as is provided in the applicable Lease or as ILFC may accept pursuant to the

Express Perfection Requirements (a “Lessee Acknowledgment”) addressed to, or for the benefit of, the Security Trustee with respect to such Lease;
                                 (iii)        certificates of insurance from qualified brokers of aircraft insurance (or other evidence satisfactory to the Security Trustee), evidencing all insurance required to be maintained by the applicable Lessee, together with the endorsements required pursuant to Section 2.17 and Schedule V of this Agreement;
                                 (iv)        promptly and in any case within 30 days of the effectiveness of the leasing of such Pool Aircraft, a copy of such Lease and a revised or supplemented Schedule VI hereto; and
                                 (v)        copies of such legal opinions with regard to compliance with the registration requirements of the relevant jurisdiction, enforceability of such Lease and such other matters customary for such transactions, in each case to the extent that receiving such legal opinions is consistent with Leasing Company Practice.
          Section 2.17.    Insurance. The relevant Grantor shall maintain, or procure that the relevant Lessee maintains, hull and third party liability insurance policies, maintained with insurers or reinsured with reinsurers of recognized responsibility or pursuant to governmental indemnities, in respect of each Pool Aircraft in accordance with the terms of Schedule V hereto.
          Section 2.18.    Changes to the Designated Pool; Intermediate Lessees; Owner Trusts and SPCs.
                    (a)        Restrictions on Disposition of Aircraft. Except as expressly provided below in this Section 2.18 with respect to a Pool Aircraft, but excluding in each case any Pool Aircraft that is removed from the Designated Pool or replaced (directly or by transfer of an Owner Trust or SPC) as provided below, neither the Issuer nor any other Grantor shall sell, transfer or otherwise dispose of any Pool Aircraft (directly or by transfer of an Owner Trust or SPC).
                    (b)        Removal of Pool Aircraft from the Designated Pool. So long as no Event of Default shall result from or remain in existence after such removal, the Issuer or any other Grantor may remove (directly or by transfer of an Owner Trust or SPC) any Pool Aircraft from the Designated Pool so long as either (i) such Pool Aircraft being removed from the Designated Pool (a “Replaced Aircraft”) is replaced by an aircraft having an Appraised Value equal to or greater than the then Appraised Value of the Replaced Aircraft being removed (a “Replacement Aircraft”) and the procedures set forth in clause (c) below are satisfied with respect to such Replacement Aircraft; provided that after giving effect to such replacement either (x) the Pool Specifications are met or (y) each of the requirements of the Pool Specifications are equal to or no worse than each of the requirements of the Pool Specifications as in effect on the date of such removal or (ii) the Issuer or such other Grantor delivers to the Security Trustee an amount of cash, to be held by the Security Trustee as Collateral, equal to or greater than the then Appraised Value of the Replaced Aircraft. Upon satisfaction of the conditions set forth in the preceding sentence with respect to any Replaced Aircraft, the Security Trustee’s security interest in, and Lien on, such Replaced Aircraft (and any other Aircraft Assets directly related to such Replaced Aircraft) shall be automatically released and such Replaced Aircraft shall be removed from the Designated Pool. The Security Trustee shall promptly execute and deliver to the Issuer, at the Issuer’s expense, all documents that the Issuer shall reasonably request to evidence its release of the security interests in, and Liens on, the applicable Replaced Aircraft (and any other Aircraft Assets directly related to such Replaced Aircraft).
                    (c)        Addition of Non-Pool Aircraft to the Designated Pool. The Issuer or any other Grantor may add any aircraft to the Designated Pool at any time; provided that: (i) such aircraft is owned by Issuer, an Owner Trust or an SPC at the time such aircraft becomes a Pool Aircraft; (ii) the Issuer shall have provided three Appraisals of such aircraft from Qualified Appraisers, each as of a date no earlier than 180 days before adding such aircraft to the Designated Pool; (iii) Issuer shall have executed and delivered to the Trustee and the Security Trustee a Collateral Supplement and such certificates, opinions and documents (including UCC Financing Statements, charge documents and registrations and recordings with the FAA (if applicable) and the International Registry) as are required to grant to the Security Trustee a perfected security interest in, and Lien on, such aircraft (it being understood and agreed that, with respect to each Aircraft Asset, only the Express Perfection Requirements, shall be required to be satisfied); (iv) the Issuer shall have delivered a Lessee Notice to the Lessee in accordance with this Agreement and, as promptly as practicable after the date the aircraft is added to the Designated Pool and in any event no later than 180 days after such date, to the extent required under the Express Perfection Requirements, shall procure a Lessee Acknowledgement in accordance with this Agreement signed by the applicable Lessee; and (v) no Event of Default shall result from or remain in existence after such addition.
                    (d)        Intermediate Lessees. In connection with (i) the replacement of any Lease of any Pool Aircraft, (ii) the addition of Non-Pool Aircraft to the Designated Pool, or (iii) any Requirement of Law applicable to the Issuer or another Grantor or a Lessee or a Pool Aircraft, the Issuer shall be entitled, by giving notice (an “Intermediate Lease Notice”) to the Security Trustee, to enter into an Intermediate Lease with an Intermediate Lessee with respect to such aircraft; provided that:
                                           (A)        if such Intermediate Lessee is not an Initial Intermediate Lessee, such Intermediate Lessee shall have executed and delivered to the Trustee and the Security Trustee (1) at least five (5) days prior to entering into an Intermediate Lease, a Request and Assumption Agreement pursuant to the Indenture, (2) a Grantor Supplement and (3) such certificates, opinions and documents (including UCC Financing Statements, charge documents and registrations and recordings with the FAA (if applicable) and the International Registry) as are required to grant to the Security Trustee a perfected security interest in, and Lien on, the Collateral held by such Intermediate Lessee (it being understood and agreed that, with respect to each Aircraft Asset, only the Express Perfection Requirements shall be required to be satisfied);
                                           (B)        such Intermediate Lessee shall have delivered a Lessee Notice to such lessee in accordance with this Agreement, and, to the extent required under the Express Perfection Requirements, shall procure a Lessee Acknowledgement in accordance with this Agreement signed by the applicable Lessee as promptly as practicable after the date the aircraft is added to the Designated Pool and in any event no later than 180 days after such date; and

                                           (C)        if such Intermediate Lessee is incorporated under the laws of Ireland, within 21 days following the execution of the Security Documents referred to in clauses (A) - (B) above, the relevant Intermediate Lessee and/or Issuer or the relevant Grantor, as applicable, shall cause each such Security Document, or the particulars thereof, to be filed with the Irish Companies Registration Office and, if applicable, the Irish Revenue Commissioners and in each case shall provide evidence of such filings reasonably satisfactory to the Security Trustee or, if such Intermediate Lessee is incorporated under the laws of any other jurisdiction requiring specific filings or other actions, the relevant Intermediate Lessee and/or Issuer or the relevant Grantor, as applicable, shall cause such filings to be made or such other actions to be taken.
                    (e)        Termination of Intermediate Lessee’s Status. The Issuer or any other Grantor may from time to time, upon not less than five (5) days’ revocable prior written notice from Issuer to the Security Trustee and the Trustee, at any time and from time to time assign the Equity Interests in an Intermediate Lessee to any Person that is not a Subsidiary of Issuer or otherwise terminate an Intermediate Lessee’s status as such, provided that such Intermediate Lessee is not party to an Intermediate Lease or a Lease or will not be at the time such transfer or other termination of such Intermediate Lessee’s status as such takes effect. If an Intermediate Lessee’s status is terminated as such, the Security Trustee’s security interests in, and Liens on, the assets of such Intermediate Lessee shall be automatically released. The Security Trustee shall promptly execute and deliver to Issuer, at Issuer’s expense, all documents that Issuer shall reasonably request to evidence its release of the security interests in and liens on, the applicable assets released in accordance with the previous sentence.
                    (f)        Owner Trusts and SPCs. Issuer and any Grantor shall be entitled, by giving notice (an “Owner Trust Notice” or “SPC Notice”) to the Security Trustee and the Trustee, to permit a Pool Aircraft to be Owned by an Owner Trust or an SPC (including by transferring such Ownership from Issuer or a Grantor to an Owner Trust or from one Owner Trust to another or from one SPC to another or from an SPC to an Owner Trust or vice versa); provided that:
                                           (A)        such Owner Trust or SPC shall have executed and delivered to the Trustee and the Security Trustee (1) at least five (5) days prior to Owning a Pool Aircraft, or an aircraft owned by an Owner Trust or SPC becoming a Pool Aircraft hereunder, as applicable, a Request and Assumption Agreement, (2) a Grantor Supplement and (3) such certificates, opinions and documents (including UCC financing statements, charge documents and registrations and recordings with the FAA (if applicable) and the International Registry) as are required to grant to the Security Trustee a perfected security interest in, and Lien on, the Collateral held by such Owner Trust or SPC (it being understood and agreed that, with respect to each Aircraft Asset, only the Express Perfection Requirements shall be required to be satisfied);
                                           (B)        subject to the Local Requirements Exception, Issuer or any Grantor shall hold all of the Equity Interest in such Owner Trust or SPC and shall have executed and delivered to the Trustee and the Security Trustee (1) a Collateral Supplement, (2) the original beneficial interest certificate evidencing Issuer’s or such Grantor’s beneficial interest in the Owner Trust or SPC and (3) such certificates, opinions and documents (including UCC Financing Statements and charge documents) as are required to grant to the Security Trustee, for the benefit of the holders of the notes, a perfected security interest in, and Lien on, the Equity Interests held by Issuer or any Grantor in such Owner Trust or SPC; and
                                           (C)        such Owner Trust or SPC (or Issuer or Grantor) shall have delivered a Lessee Notice to the applicable Lessee, and, to the extent required by the Express Perfection Requirements, shall procure a Lessee Acknowledgement signed by the applicable Lessee as promptly as practicable after the date the Aircraft is added to the Designated Pool and in any event no later than 180 days after such date.
                    (g)        Requirements Following Additions to Designated Pool. Issuer shall, to the extent required by the Express Perfection Requirements, deliver to the Security Trustee a Lessee Acknowledgement executed by the lessee of each Pool Aircraft as promptly as practicable after such aircraft is included in the Designated Pool, but in any event no later than 180 days after such date, including with respect to aircraft included in the Designated Pool on the Effective Date. Required Cape Town Registrations with respect to International Interests in Leases that are not registered on the International Registry as of the date an aircraft is added to the Designated Pool shall be made as promptly as practicable, but in any event no later than 180 days after such date, including with respect to aircraft included in the Designated Pool on the Effective Date.
                    (h)        Requirements Following an Event of Loss. Upon an Event of Loss with respect to any Pool Aircraft, the Issuer or any Grantor shall within 180 days of such Event of Loss either (i) replace the Pool Aircraft subject to such Event of Loss with a Replacement Aircraft which at such time has an equal or greater Appraised Value than such Pool Aircraft had at such time prior to the Event of Loss (and the procedures set forth in clause (c) above are satisfied with respect to such Replacement Aircraft); provided that after giving effect to such replacement either (x) the Pool Specifications are met or (y) each of the requirements of the Pool Specifications are equal to or no worse than each of the requirements of the Pool Specifications as in effect on the date of such Event of Loss or (ii) deliver to the Security Trustee an amount of cash, to be held by the Security Trustee as Collateral, equal to or greater than the then Appraised Value of such Pool Aircraft prior to the Event of Loss.
                    (i)        Release of Cash Collateral. So long as no Event of Default shall result therefrom or continue to exist thereafter, Issuer or any Grantor shall have the right to request the Security Trustee to release any cash collateral held by the Security Trustee by adding an aircraft to the Designated Pool pursuant to the procedures set forth in clause (c) above and, upon such addition, the Security Trustee will release an amount of cash Collateral equal to the then Appraised Value of such replacement or added aircraft; provided that after giving effect to such replacement or addition either (x) the Pool Specifications are met or (y) each of the requirements of the Pool Specifications are equal to or no worse than each of the requirements of the Pool Specifications as in effect on the date of such release.
                    (j)        Refinancing of the Notes. (i) In order for ILFC to incur Permitted Refinancing Debt that is secured by the Collateral on a pari passu basis with the Notes: (x) the principal amount (or accreted value, if applicable) of the Permitted Refinancing Debt shall not exceed the then outstanding principal amount of Notes being refinanced (plus any premium and accrued interest and expenses in connection therewith), (y) such Permitted Refinancing Debt shall have a final maturity date later than the maturity date of the 2018 Notes and shall not require any scheduled principal payments before such date and (z) after giving effect to such refinancing, the Debt-to-Collateral Value Ratio shall not exceed 63% and the Pool Specifications shall be satisfied.
                                 (i)        Following the refinancing, redemption, repayment or defeasance of a series of Notes in its entirety, ILFC may remove Pool Aircraft from the Designated Pool or may remove cash from the Collateral (or any combination of the foregoing) at any time; provided that, after giving effect to any such removal, the Debt-to-Collateral Value Ratio shall not exceed 63% and the Pool Specifications shall be satisfied; provided, further that any other series of Notes with an earlier scheduled maturity has also been refinanced, redeemed, repaid or defeased in its entirety.
                                 (ii)        Any such determination of the Debt-to-Collateral Value Ratio pursuant to the preceding paragraphs (i) or (ii) must be calculated on the basis of ILFC obtaining and delivering to the Security Trustee three (3) Appraisals of each Pool Aircraft from Qualified Appraisers that were issued no more than 90 days prior to the date of the removal.
                    (k)        Termination of Owner Trust’s or SPC’s Status. The Issuer or any other Grantor may at any time and from time to time, upon not less than ten (10) days’ revocable prior written notice from the Issuer to the Security Trustee, assign the Equity Interests in an Owner Trust or SPC to any Person that is not a Subsidiary of the Issuer or otherwise terminate an Owner Trust’s or SPC’s status as such, provided that such Owner Trustee or SPC (i) does not Own any Pool Aircraft or will not Own any Pool Aircraft at the time such transfer or other termination of such Owner Trust’s or SPC’s status as such takes effect and (ii) is not party to any Lease or Intermediate Lease or will not be at the time such transfer or other termination of such Intermediate Lessee’s status as such takes effect. If an Owner Trust’s or SPC’s status is terminated as such, the Security Trustee’s security interests in, and Liens on, the assets of and the Equity Interest in such Owner Trust or SPC shall be automatically released. The Security Trustee shall promptly execute and deliver to the Issuer, at the Issuer’s expense, all documents that the Issuer shall reasonably request to evidence its release of the security interests in and Liens on the applicable assets released in accordance with the previous sentence.
          Section 2.19.    Protection of Security Interest of the Security Trustee. Each Grantor shall deliver to the Security Trustee such additional supplements to this Agreement, charges, consents and other similar instruments, agreements, certificates, opinions and documents (including UCC Financing Statements and charge documents) as the Security Trustee may reasonably request to effectuate the terms hereof under and in accordance with the Security Documents and thereby to:
                    (a)        grant, maintain, protect and evidence security interests in favor of the Security Trustee for the benefit of the Secured Parties, and take all actions necessary to perfect security interests in favor of the Security Trustee, in accordance with (1) the laws of the United States (or any instrumentality thereof) (including but not limited to the filing of UCC Financing Statements in the appropriate locations, including the State of California and the District of Columbia, and appropriate offices and registrations and recordings with the FAA and the International Registry), (2) the Cape Town Convention, (3) the laws of the jurisdiction of registration of each Pool Aircraft and (4) the laws of the jurisdiction of organization of the applicable Grantor hereunder, in any or all present and future property of such Grantor which would constitute Collateral under and in accordance with the terms of the Security Documents prior to the Liens or other interests of any Person, except to the extent Permitted Liens may have priority; and
                    (b)        otherwise establish, maintain, protect and evidence the rights provided to the Security Trustee, for the benefit of the Secured Parties, under and in accordance with the terms hereof and of the Security Documents including anything that may be necessary under (A) the laws of the United States (or any instrumentality thereof), (B) the Cape Town Convention, (C) the laws of the jurisdiction of registration of each Pool Aircraft and (D) the laws of the jurisdiction of organization of the applicable Grantor;
provided, however, that, only the Express Perfection Requirements shall be required to be satisfied in respect of the Aircraft Collateral.
          Section 2.20.    Change of Name, etc. No Grantor shall change its name, identity or corporate structure (within the meaning of Article 9 of the UCC) unless such Grantor shall have given the Security Trustee at least thirty (30) days’ prior written notice thereof; provided that, upon the Security Trustee’s request in any case in which, in the Security Trustee’s reasonable opinion, such change of name, identity or corporate structure would or could make this Agreement, the other Security Documents, any filings or registrations or any financing statement or continuation statement filed pursuant to the terms hereof misleading within the meaning of Section 9-402(7) of the UCC or any other applicable law, such Grantor shall promptly file appropriate amendments to all previously made filings or registrations and all previously filed financing statements and continuation statements.
                    (a)        Each Grantor shall give the Security Trustee at least thirty (30) days’ prior written notice of any change of such Grantor’s jurisdiction of incorporation.
                    (b)        The Issuer shall furnish to the Security Trustee from time to time such statements and schedules further identifying and describing the Collateral as the Security Trustee may reasonably request, all in reasonable detail.
          Section 2.21.    Ownership, Operation and Leasing of Pool Aircraft. No Grantor shall:
                    (a)        other than in connection with a sale, transfer or other disposition permitted under Section 2.22, permit any Person other than the Issuer or another Grantor (except to the extent of the Local Requirements Exception) to own beneficially any Pool Aircraft, nor permit any Person other than the Issuer, another Grantor or an Owner Trust to hold title to any Pool Aircraft (except to the extent of the Local Requirements Exception);
                    (b)        other than in connection with a sale, transfer or other disposition permitted under Section 2.22, permit any Person other than the Issuer or another Grantor to hold any portion of the Equity Interest in any Intermediate Lessee (except to the extent of the Local Requirements Exception); and

                    (c)        enforce or amend, replace or waive any term of, or otherwise modify, any Lease with respect to any Pool Aircraft other than in a manner consistent with Leasing Company Practice.
          Section 2.22.    Limitation on Disposition of Aircraft. Except as expressly provided in Section 2.18, the Issuer shall not sell, transfer or otherwise dispose (excluding, for purposes of clarification, other than by a Lease or Intermediate Lease) of any Pool Aircraft unless the applicable requirements in Section 2.18 shall be satisfied after giving effect to such sale, transfer or other disposition.
          Section 2.23.    Representations Regarding Operation. No Grantor shall represent or hold out, or consent to any Lessee representing or holding out, a Holder of the Notes (solely in its capacity as such) as (i) the owner or lessor of any Pool Aircraft, (ii) carrying goods or passengers on any Pool Aircraft or (iii) being in any way responsible for any operation of carriage (whether for hire or reward or gratuitously) with respect to any Pool Aircraft.
          Section 2.24.    Compliance with Laws, Etc. Each Grantor shall comply in all material respects with all Requirements of Laws applicable to it and preserve and maintain its corporate (or similar) existence, rights, franchises, qualifications, and privileges, except to the extent that the failure so to comply with such Requirements of Laws, or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges, is caused by a Third Party Event, or would not materially adversely affect the Collateral, the collectability of monies owed under the Leases or the ability of such Grantor to perform its obligations under this Agreement, the Securities or the Indenture.
          Without limiting the foregoing, except as may be related to a Third Party Event, each Grantor shall obtain all governmental (including regulatory) registrations, certificates, licenses, permits and authorizations required to be obtained by it in connection with this Agreement, the Securities and the Indenture and for the Pool Aircraft Owned or leased by it, including a current certificate of airworthiness for each Pool Aircraft (issued by the applicable aviation authority and in the appropriate category for the nature of operations of such Pool Aircraft) unless such Pool Aircraft is not subject to a Lease or is undergoing maintenance or modification or the failure to so obtain any such governmental (including regulatory) registration, certificate, license, permit or authorization would not materially adversely affect the Collateral, the collectability of monies owed under the Leases or the ability of such Grantor to perform its obligations under this Agreement, the Securities or the Indenture, in which case all appropriate governmental (including regulatory) registrations, certificates, licenses, permits and authorizations shall be maintained.
          Section 2.25.    Information. The Issuer or another Grantor shall notify the Security Trustee and Trustee promptly after a responsible officer of the Issuer obtaining knowledge thereof, in writing and in reasonable detail, of any Event of Loss with respect to a Pool Aircraft.
          The Issuer shall furnish promptly, from time to time, subject to applicable confidentiality restrictions such other information, documents, records or reports respecting the Pool Aircraft and the Leases which are reasonably available to it and which the Trustee or the Security Trustee may, from time to time, reasonably request (including any Appraisal) to the extent necessary for the Trustee or the Security Trustee to confirm compliance with the terms of the Indenture or this Agreement.
ARTICLE III
REMEDIES
          Section 3.01.    Remedies. Notwithstanding anything herein or in the Indenture to the contrary, if any series of Securities shall be accelerated, and unless such acceleration has been rescinded as provided in the Indenture, and in each case subject to the quiet enjoyment rights of the applicable Lessee of any Pool Aircraft:
                    (a)        The Security Trustee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein (including, for the avoidance of doubt, the rights and remedies of the Security Trustee provided for in Section 2.10(c)), all of the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and all of the rights and remedies under applicable law and also may (i) require any Grantor to, and such Grantor hereby agrees that it shall, at its expense and upon written request of the Security Trustee, forthwith assemble all or any part of the Collateral as directed by the Security Trustee and make it available to the Security Trustee at a place to be designated by the Security Trustee that is reasonably convenient and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Security Trustee’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Security Trustee may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Security Trustee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Security Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.
                    (b)        The Security Trustee may, in addition to or in connection with any other remedies available hereunder or under any other applicable law, exercise any and all remedies granted under the Cape Town Convention as it shall determine in its sole discretion. In connection therewith, the parties hereby agree to the extent permitted by the UCC that (i) Article 9(1) and Article 9(2) of the Convention, wherein the parties may agree or the court may order that any Collateral shall vest in the Security Trustee in or towards satisfaction of the Secured Obligations, shall not preclude the Security Trustee from obtaining title to any Collateral pursuant to any other remedies available under applicable law (including but not limited to Article 9-620 of the UCC); (ii) any surplus of cash or cash proceeds held by the Security Trustee and remaining after payment in full of all the Secured Obligations owed to it shall be paid over in accordance with Section 3.02 hereof; and (iii) the Security Trustee may obtain from any applicable court, pending final determination of any claim resulting from an Event of Default, speedy relief in the form of any of the orders specified in Article 13 of the Convention and Article X of the Protocol as the Security Trustee shall determine in its sole and absolute discretion, subject to any procedural requirements prescribed by applicable laws.

                    (c)        All cash proceeds received by the Security Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral shall be applied in accordance with Section 3.02. Any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on each Grantor and the Secured Parties.
          Section 3.02.    Priority of Payments. The Security Trustee hereby agrees that all cash proceeds received by the Security Trustee in respect of any Collateral pursuant to Section 3.01 hereof and any payments by any Grantor to the Security Trustee following an acceleration of a series of Securities, so long as such acceleration has not been rescinded as provided in the Indenture, will be paid or held by the Security Trustee in the order of priority set forth below:
                    (a)        first, to be paid to the Trustee (after repayment of its fees and expenses and indemnities) for the benefit of the holders of each series of Securities that shall have then been accelerated as a result of the occurrence and continuance of an Event of Default (collectively, "Accelerated Series”) until repayment in full of the Secured Obligations in respect of all such Accelerated Series;
                    (b)        second, to be held by the Security Trustee as cash Collateral for any series of Securities that has not then been accelerated, until all such series of Securities shall have either become Accelerated Series or matured, in each case, to be then paid to the Trustee to be applied to repayment in full of the Secured Obligations in respect of all such series (after repayment of the Trustee’s fees and expenses and indemnities); and
                    (c)        third, all remaining amounts to be paid to the Grantors or to whomsoever a court of competent jurisdiction may direct.
          Section 3.03.    Action on Instructions. The rights and remedies of the Security Trustee hereunder are subject to Article V of the Indenture and the Security Trustee will only be permitted, subject to applicable law, to exercise remedies, including to sell the Collateral, at the direction of the Trustee or holders of a majority of the Securities Outstanding in respect of the Accelerated Series.
ARTICLE IV
SECURITY INTEREST ABSOLUTE
          Section 4.01.    Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. Except as otherwise provided in this Agreement, until the Secured Obligations then outstanding are paid in full, all rights of the Security Trustee and the security interests and Liens granted under, and all obligations of each Grantor under this Agreement and the Indenture shall be absolute and unconditional, irrespective of:
                    (a)        any lack of validity or enforceability of the Indenture, any Security Document, Assigned Document or any other agreement or instrument relating thereto;

                    (b)        any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture, any Security Document, or Assigned Document or any other agreement or instrument relating thereto;
                    (c)        any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;
                    (d)        any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Grantors;
                    (e)        any change, restructuring or termination of the corporate structure or existence of any Grantor; or
                    (f)        any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.
ARTICLE V
THE SECURITY TRUSTEE
          The Security Trustee and the Secured Parties agree among themselves as follows:
          Section 5.01.    Authorization and Action. (a) Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes Wells Fargo as the initial Security Trustee to take such action as trustee on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the Indenture as are specifically delegated to the Security Trustee by the terms of this Agreement and of the Indenture, and no implied duties and covenants shall be deemed to arise against the Security Trustee. For the avoidance of doubt, each Secured Party by its acceptance of the benefits of this Agreement hereby requests and instructs the Security Trustee to enter into all Assigned Lease-related documents and instruments on this date and as may arise from time to time for the purpose of establishing and maintaining its security interest for itself and for the benefit of the other Secured Parties in respect of any Assigned Lease.
                    (b)        The Security Trustee accepts such appointment and agrees to perform the same, but only upon the terms of this Agreement (including any quiet enjoyment covenants given to the Lessees), and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement. The Security Trustee in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence (or simple negligence in the handling of funds or breach of any of its representations or warranties set forth in this Agreement), and the Security Trustee shall not be liable for any action or inaction of any Grantor or any other parties to any of this Agreement or the Indenture.

                    (c)        Absence of Duties. The powers conferred on the Security Trustee under this Agreement with respect to the Collateral are solely to protect its interests in this Agreement and shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it under this Agreement, the Security Trustee shall not have any duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Security Trustee shall not have any duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee. The Security Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of any Liens on any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Security Trustee for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of ILFC or any other Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Security Trustee shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of the Indenture or any of the other Security Documents.
          Section 5.02.    Representations or Warranties. The Security Trustee shall not make, nor shall it be deemed to have made, any representations or warranties as to the validity, legality or enforceability of this Agreement, the Indenture or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Security Trustee in its individual capacity hereby represents and warrants (a) that each such specified document to which it is a party has been or will be duly executed and delivered by one of its officers who is and will at such time be duly authorized to execute and deliver such document on its behalf, and (b) this Agreement is or will be the legal, valid and binding obligation of the Security Trustee in its individual capacity, enforceable against the Security Trustee in its individual capacity in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.
          Section 5.03.    Reliance; Agents; Advice of Counsel. (a) The Security Trustee shall not incur any liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Security Trustee may accept a copy of a resolution of the board or other governing body of any party to this Agreement or the Indenture, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Security Trustee shall be entitled to receive and may for all purposes hereof conclusively rely, and shall be fully protected in acting or refraining from acting, on a certificate, signed by an officer of any duly authorized Person, as to such fact or matter, and such certificate shall constitute full protection to the Security Trustee for any action taken or omitted to be taken by them in good faith in reliance thereon. The Security Trustee shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.
                    (b)        The Security Trustee may execute any of its powers hereunder or perform any duties under this Agreement either directly or by or through agents, including financial advisors, or attorneys or a custodian or nominee, provided, however, that the appointment of any agent shall not relieve the Security Trustee of its responsibilities or liabilities hereunder.
                    (c)        The Security Trustee may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.
                    (d)        The Security Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless such Secured Party shall have offered to the Security Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.
                    (e)        The Security Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Security Trustee to perform, or be responsible or liable for the manner of performance of, any obligations of any Grantor under this Agreement or the Indenture.
                    (f)        If the Security Trustee incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.
                    (g)        The Security Trustee shall not be charged with knowledge of an Event of Default unless the Security Trustee obtains actual knowledge of such event or receives written notice of such event from any of the Secured Parties.
                    (h)        The Security Trustee shall not have any duty to monitor the performance of any Grantor or any other party to this Agreement, nor shall the Security Trustee have any liability in connection with malfeasance or nonfeasance by such parties. The Security Trustee shall not have any liability in connection with compliance by any Grantor or any Lessee under a

Lease with statutory or regulatory requirements related to the Collateral, any Pool Aircraft or any Lease. The Security Trustee shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Pool Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Pool Aircraft or any Lease.
          Section 5.04.    Cape Town Convention. The Security Trustee, during the term of this Agreement, shall establish and maintain a valid and existing account as a Transacting User Entity with the International Registry and appoint an Administrator and/or a Professional User Entity to make registrations in regard to the Collateral as required by this Agreement.
          Section 5.05.    No Individual Liability. The Security Trustee shall not have any individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the lien and priorities of payment provided herein and in the Indenture, only to the property of the Grantors (to the extent provided herein or in the case of the Issuer in the Indenture) for payment or satisfaction of the Secured Obligations pursuant to this Agreement and the Indenture.
ARTICLE VI
SUCCESSOR SECURITY TRUSTEE
          Section 6.01.    Resignation and Removal of the Security Trustee. The Security Trustee may resign at any time without cause by giving at least 30 days’ prior written notice to the Issuer and the Trustee. The Holders of a majority in principal amount of the Outstanding Securities by Act of said Holders delivered to the Security Trustee, the Issuer and the Trustee may at any time remove the Security Trustee without cause. No resignation by or removal of the Security Trustee pursuant to this Section 6.01 shall become effective prior to the date of appointment by the Trustee upon the continuation of such Holders of a majority in principal amount of the Outstanding Securities of a successor Security Trustee and the acceptance of such appointment by such successor Security Trustee.
          Section 6.02.    Appointment of Successor. (a) In the case of the resignation or removal of the Security Trustee, the Holders of not less than a majority in principal amount of the Outstanding Securities by Act of such Holders delivered to the Trustee may instruct the Trustee to appoint a successor Security Trustee, and the Trustee shall promptly make such appointment. So long as no Event of Default shall have occurred and be continuing, any such successor Security Trustee shall as a condition to its appointment be reasonably acceptable to the Issuer. If a successor Security Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Security Trustee gives notice of resignation, the retiring Security Trustee, the Trustee or such Holders of less than a majority in principal amount of the Outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Security Trustee. Any successor Security Trustee so appointed by such court shall immediately and without further act be superseded by any successor Security Trustee appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

                    (b)        Any successor Security Trustee shall execute and deliver to the relevant Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Security Trustee hereunder, a successor Security Trustee, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary, or as the successor Security Trustee may reasonably request in order to continue the perfection (if any) of the Liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Security Trustee, and the retiring Security Trustee shall be discharged from its duties and obligations under this Agreement and the Indenture. The retiring Security Trustee shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Security Trustee. All actions under this paragraph (b) shall be at the expense of the Issuer; provided that if a successor Security Trustee has been appointed as a result of the circumstances described in Section 6.02(d), any actions under this paragraph (b) as relating to such appointment shall be at the expense of the successor Security Trustee.
                    (c)        The Security Trustee shall be an Eligible Institution reasonably acceptable to the Issuer, if there be such an institution willing, able and legally qualified to perform the duties of the Security Trustee hereunder and unless such institution is an Affiliate of a Secured Party or an Event of Default has occurred and is continuing.
                    (d)        Any corporation into which the Security Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Security Trustee shall be a party, or any corporation to which substantially all the business of the Security Trustee may be transferred, shall be the Security Trustee under this Agreement without further act.
ARTICLE VII
INDEMNITY AND EXPENSES
          Section 7.01.    Indemnity. Each of the Grantors shall indemnify, defend and hold harmless the Security Trustee (and its officers, directors, employees, representatives and agents) from and against, any loss, liability or expense (including reasonable legal fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this Agreement and its duties hereunder, including the costs and expenses of defending itself against any claim or liability and of complying with any process served upon it or any of its officers in connection with the exercise or performance of any of its powers or duties hereunder. The Security Trustee (i) must provide reasonably prompt notice to the applicable Grantor of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the applicable Grantor, which consent shall not be unreasonably withheld. No Grantor shall be required to reimburse any expense or indemnify against any loss or liability incurred by the Security Trustee through negligence or bad faith.

          Each Grantor, as applicable, may, in its sole discretion and at its expense, control the defense of the claim including, designating counsel for the Security Trustee and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the applicable Grantor may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the applicable Grantor shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Security Trustee are in conflict with those of such Grantor and (iii) the indemnified person shall have the right to disapprove the counsel designated by such Grantor which disapproval shall not be unreasonably given.
                    (a)        Each Grantor shall within ten (10) Business Days after demand pay to the Security Trustee the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that the Security Trustee may incur in connection with (i) the administration of this Agreement (in accordance with fee arrangements agreed between the Security Trustee and the Issuer), (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Security Trustee or any other Secured Party against such Grantor hereunder or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.
          Section 7.02.    Secured Parties’ Indemnity. (a) The Security Trustee shall be entitled to be indemnified (subject to the limitations and requirements described in Section 7.01 mutatis mutandis) by the Holders to the sole satisfaction of the Security Trustee before proceeding to exercise any right or power under this Agreement at the request or direction of the Trustee or the Holders pursuant to the Indenture.
                    (b)        In order to recover under clause (a) above, the Security Trustee: (i) must provide reasonably prompt notice to the Trustee of any claim for which indemnification is sought, provided that the failure to provide notice shall only limit the indemnification provided hereby to the extent of any incremental expense or actual prejudice as a result of such failure; and (ii) must not make any admissions of liability or incur any significant expenses after receiving actual notice of the claim or agree to any settlement without the written consent of the Trustee which consent shall not be unreasonably withheld. No Holder shall be required to reimburse any expense or indemnify against any loss or liability sustained by the Security Trustee through negligence or bad faith.
                    (c)        The Trustee may, in its sole discretion, and at its expense, control the defense of the claim including, designating counsel for the Security Trustee and controlling all negotiations, litigation, arbitration, settlements, compromises and appeals of any claim; provided that (i) the Trustee may not agree to any settlement involving any indemnified person that contains any element other than the payment of money and complete indemnification of the indemnified person without the prior written consent of the affected indemnified person, (ii) the Trustee shall engage and pay the expenses of separate counsel for the indemnified person to the extent that the interests of the Security Trustee are in conflict with those of the Trustee and

(iii) the indemnified person shall have the right to disapprove the counsel designated by the Trustee which disapproval shall not be unreasonably given.
                    (d)        The provisions of Section 7.01 and this Section 7.02 shall survive the termination of this Agreement or the earlier resignation or removal of the Security Trustee.
          Section 7.03.    No Compensation from Secured Parties. The Security Trustee agrees that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.
          Section 7.04.    Security Trustee Fees. In consideration of the Security Trustee’s performance of the services provided for under this Agreement, the Grantors shall pay to the Security Trustee an annual fee set forth under a separate agreement between the Issuer and the Security Trustee and shall reimburse the Security Trustee for expenses incurred including those associated with the International Registry.
ARTICLE VIII
GUARANTY
          Section 8.01.    Guaranty. Subject to Section 8.09, each Grantor hereby guarantees the punctual payment upon the expiration of any applicable remedial period, whether at scheduled maturity or by acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), of all of its Guaranteed Obligations (each Grantor in its capacity as guarantor under this Article 8, a “Guarantor Party”). Without limiting the generality of the foregoing, the liability of each Guarantor Party shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by any other Grantor to any Secured Party under or in respect of the Indenture or this Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, examination or similar proceeding involving such other Grantor.
          Section 8.02.    Contribution. Subject to Sections 8.03 and 8.09, each Guarantor Party hereby unconditionally agrees that in the event any payment shall be required to be made to any Secured Party under this Article 8, such Guarantor Party in its capacity as such will contribute, to the maximum extent permitted by law, such amounts to each other Guarantor Party so as to maximize the aggregate amount paid to the Secured Parties under or in respect of the Indenture or this Agreement.
          Section 8.03.    Guaranty Absolute. Subject to Section 8.09, each Guarantor Party guarantees that its Guaranteed Obligations will be paid in accordance with the terms of the Indenture or this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The Guaranteed Obligations of each Guarantor Party under or in respect of this Article 8 are independent of the Guaranteed Obligations or any other Secured Obligations of any other Grantor under or in respect of the Indenture or this Agreement, and a separate action or actions may be brought and prosecuted against each Guarantor Party to enforce this Article 8, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. The liability of each Guarantor Party under this Article 8 shall be irrevocable, absolute and unconditional, and each Guarantor Party hereby irrevocably waives any defenses (other than payment in full of the Guaranteed Obligations) it may now have or hereafter acquire in any way relating to, any or all of the following:
                    (a)        any lack of validity or enforceability of the Indenture or any agreement or instrument relating thereto;
                    (b)        any change in the time, manner or place of payment of, or in any other term of, all or any of its Guaranteed Obligations or any other Secured Obligations of any other Grantor under or in respect of the Indenture or this Agreement, or any other amendment or waiver of or any consent to departure from the Indenture or this Agreement, including, any increase in its Guaranteed Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;
                    (c)        any taking, exchange, release or non-perfection of security interest in or Lien on any Collateral or any other collateral, or any taking, release or amendment or waiver of, or consent to departure from, any other guaranty, for all or any of its Guaranteed Obligations;
                    (d)        any manner of application of Collateral or any other collateral, or proceeds thereof, to all or any of its Guaranteed Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of its Guaranteed Obligations or any other Secured Obligations of any Grantor under the Indenture or this Agreement or any other assets of any Grantor or any of its Subsidiaries;
                    (e)        any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries;
                    (f)        any failure of any Secured Party to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Grantor now or hereafter known to such Secured Party (each Guarantor Party waiving any duty on the part of the Secured Parties to disclose such information);
                    (g)        the failure of any other Person to execute or deliver any other guaranty or agreement or the release or reduction of liability of any other guarantor or surety with respect to its Guaranteed Obligations; or
                    (h)        any other circumstance or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Grantor or any other guarantor or surety other than satisfaction in full of the Guaranteed Obligations.
          This Article 8 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of such Guarantor Party’s Guaranteed Obligations is rescinded or must otherwise be returned by any Secured Party or any other Person upon the insolvency, bankruptcy or reorganization of any Grantor or otherwise, all as though such payment had not been made.

          In furtherance of the foregoing and without limiting the generality thereof, each Guarantor Party agrees as follows:
                                 (i)        the obligation pursuant to this Article 8 is a guaranty of payment when due and not of collectability, and is a primary obligation of each Guarantor Party and not merely a contract of surety;
                                 (ii)        the Security Trustee may enforce the Guaranteed Obligations upon the occurrence of an Event of Default notwithstanding the existence of any dispute between the Issuer and any Secured Party with respect to the existence of such Event of Default;
                                 (iii)        the obligations of each Guarantor Party hereunder are independent of the obligations of the Issuer and the obligations of any other guarantor (including any other Guarantor Party) of the obligations of the Issuer, and a separate action or actions may be brought and prosecuted against such Guarantor Party whether or not any action is brought against the Issuer or any of such other guarantors and whether or not the Issuer is joined in any such action or actions;
                                 (iv)        payment by any Guarantor Party of a portion, but not all, of the Guaranteed Obligations shall in no way limit, affect, modify or abridge any Guarantor Party’s liability for any portion of the Guaranteed Obligations which has not been paid. Without limiting the generality of the foregoing, if the Security Trustee is awarded a judgment in any suit brought to enforce any Guarantor Party’s covenant to pay a portion of the Guaranteed Obligations, such judgment shall not be deemed to release such Guarantor Party from its covenant to pay the portion of the Guaranteed Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by such Guarantor Party, limit, affect, modify or abridge any other Guarantor Party’s liability hereunder in respect of the Guaranteed Obligations;
                                 (v)        any Secured Party, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability hereof or giving rise to any reduction, limitation, impairment, discharge or termination of any Guarantor Party’s liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guaranteed Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guaranteed Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guaranteed Obligations and take and hold security for the payment hereof or the Guaranteed Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guaranteed Obligations, any other guaranties of the Guaranteed Obligations, or any other obligation of any Person (including any other Guarantor Party) with respect to the Guaranteed Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Secured Party in respect hereof or the Guaranteed Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Secured Party may have against any such security, in each case as such Secured Party in its discretion may determine consistent herewith and any Security Document including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Guarantor Party against any other creditor or any security for the Guaranteed Obligations; and (vi) exercise any other rights available to it under the Indenture or this Agreement; and
                                 (vi)        this Article 8 and the obligations of Guarantor Parties hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than as provided in Section 8.09 or by payment in full of the Guaranteed Obligations), including the occurrence of any of the following, whether or not any Guarantor Party shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Indenture or this Agreement, at law, in equity or otherwise) with respect to the Guaranteed Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guaranteed Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) hereof, any of the Indenture or this Agreement or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guaranteed Obligations, in each case whether or not in accordance with the terms hereof or the Indenture or any agreement relating to such other guaranty or security; (iii) the Guaranteed Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the Indenture or this Agreement or from the proceeds of any security for the Guaranteed Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guaranteed Obligations) to the payment of indebtedness other than the Guaranteed Obligations, even though any Secured Party might have elected to apply such payment to any part or all of the Guaranteed Obligations; (v) any Secured Party’s consent to the change, reorganization or termination of the corporate structure or existence of the Issuer and any of its Subsidiaries and to any corresponding restructuring of the Guaranteed Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guaranteed Obligations; (vii) any defenses, set-offs or counterclaims which the Issuer may allege or assert against any Secured Party in respect of the Guaranteed Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of any Guarantor Party as an obligor in respect of the Guaranteed Obligations.
          Section 8.04.    Waiver and Acknowledgments.
                    (a)        Each Guarantor Party hereby waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of nonperformance, default, acceleration, protest or dishonor and any other notice with respect to any of its Guaranteed Obligations and this Article 8 and any requirement that any Secured Party protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any Collateral.
                    (b)        Each Guarantor Party hereby unconditionally and irrevocably waives any right to revoke this Article 8 and acknowledges that this Article 8 is continuing in nature and applies to all of its Guaranteed Obligations, whether existing now or in the future.
                    (c)        Each Guarantor Party hereby unconditionally and irrevocably waives any defense (i) arising by reason of any claim or defense based upon an election of remedies by any Secured Party that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Guarantor Party or other rights of such Guarantor Party to proceed against any of the other Issuer Parties, any other guarantor or any other Person or any Collateral; (ii) any defense based on any right of set-off or counterclaim against or in respect of the Guaranteed Obligations of such Guarantor Party under this Article 8; (iii) arising by reason of the incapacity, lack of authority or any disability or other defense of the Issuer or any other Guarantor Party including any defense based on or arising out of the lack of validity or the unenforceability of the Guaranteed Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Issuer or any other Guarantor Party from any cause other than payment in full of the Guaranteed Obligations; (iv) based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (v) based upon any Secured Party’s errors or omissions in the administration of the Guaranteed Obligations, except behavior which amounts to bad faith; (vi) based on any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Guarantor’s obligations hereunder; (vii) based on the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement hereof; (viii) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; and (ix) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
                    (d)        Each Guarantor Party hereby unconditionally and irrevocably waives any duty on the part of any Secured Party to disclose to such Guarantor Party any matter, fact or thing relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Grantor or any of its Subsidiaries now or hereafter known by such Secured Party.
                    (e)        Each Guarantor Party acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Indenture or this Agreement and that the waivers set forth in this Article 8 are knowingly made in contemplation of such benefits.
          Section 8.05.    Subrogation.
          Each Guarantor Party hereby unconditionally and irrevocably agrees not to exercise any rights that it may now have or hereafter acquire against any other Grantor or any other insider guarantor that arise from the existence, payment, performance or enforcement of such Guarantor Party’s Guaranteed Obligations under or in respect of the Indenture or this Agreement, including, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Secured Party against any other Grantor or any other insider guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other Grantor or any other insider guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of such Guarantor Party’s Guaranteed Obligations and all other amounts payable under this Article 8 shall have been paid in full in cash, it being understood that payments in respect of inter-company advances and dividends, exclusively among the Grantors are not prohibited under this Section 8.05 unless an Event of Default has occurred and is continuing. If any amount shall be paid to any Guarantor Party in violation of the immediately preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article 8, such amount shall be received and held in trust for the benefit of the Secured Parties, shall be segregated from other property and funds of such Guarantor Party and shall forthwith be paid or delivered to the Security Trustee in the same form as so received (with any necessary endorsement or assignment) to be credited and applied to such Guarantor Party’s Guaranteed Obligations and all other amounts payable by it under this Article 8, whether matured or unmatured, in accordance with the terms of the Indenture or this Agreement, or to be held as Collateral for any of such Guarantor Party’s Guaranteed Obligations or other amounts payable by it under this Article 8 thereafter arising. If all of the Guaranteed Obligations and all other amounts payable under this Article 8 shall have been paid in full in cash, the Secured Parties will, at any Guarantor Party’s request and expense, execute and deliver to such Guarantor Party appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor Party of an interest in the Guaranteed Obligations resulting from such payment made by such Guarantor Party pursuant to this Article 8.
          Section 8.06.    No Waiver; Remedies.
          No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
          Section 8.07.    Continuing Guaranty.
          This Article 8 is a continuing guaranty and shall remain in full force and effect until the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Article 8, and (b) inure to the benefit of and be enforceable by the Security Trustee on behalf of the Secured Parties and its permitted successors, transferees and assigns. No Guarantor Party shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the Security Trustee.

          Section 8.08.    Subordination of Certain Intercompany Indebtedness.
          Each Guarantor Party hereby agrees that any obligations owed by it to another Grantor shall be subordinated to the Guaranteed Obligations of such Guarantor Party and that any indebtedness owed to it by another Grantor shall be subordinated to the Guaranteed Obligations of such other Grantor, it being understood that such Guarantor Party or such other Grantor, as the case may be, may make payments on such intercompany indebtedness and dividends unless an Event of Default has occurred and is continuing.
          Section 8.09.    Limit of Liability.
                    (a)        Each Guarantor Party shall be liable only for Guaranteed Obligations aggregating up to the largest amount that would not render its Guaranteed Obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any other applicable law.
                    (b)        In the event that the direct or indirect assets of any Grantor are insufficient to pay in full all claims made by the Secured Parties in respect of Guaranteed Obligations of such Grantor, then the Secured Parties shall have no further claim against such Grantor with respect to its Guaranteed Obligations for amounts that exceed its direct or indirect assets at such time.
                    (c)        Without limiting the foregoing, the guarantees, obligations, liabilities and undertakings granted by any Grantor (other than the Issuer) organized under the laws of France or any other jurisdiction with similar laws under this Agreement and the Indenture shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Grantor or Grantors in connection with back-to-back leasing activities between it and the Issuer with respect to the lease of Pool Aircraft.
ARTICLE IX
MISCELLANEOUS
          Section 9.01.    Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by the Security Trustee and each other applicable party hereto. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The Security Trustee may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.
                    (b)        Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III and IV attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III and IV, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement and shall be bound by the obligations of the Grantors hereunder.
                    (c)        Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I and II to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I and II, respectively, and the Security Trustee may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented.
                    (d)        The Security Trustee shall, upon receipt of an Officers’ Certificate and an Opinion of Counsel, enter into an Intercreditor Agreement, and other related agreements (in form and substance reasonably satisfactory to the Security Trustee) in connection with Junior Lien Debt permitted hereunder with the holders thereof or the representative of the holders of such indebtedness.
          Section 9.02.    Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier and electronic mail) and telecopied, emailed or delivered to the intended recipient at its address specified, as follows:
          For each Grantor:
International Lease Finance Corporation
10250 Constellation Blvd.
Suite 3400
Los Angeles, CA 90067
Attention: Treasurer with a copy to the General Counsel
Facsimile: (310) 788-1990
Telephone: (310) 788-1999
          For the Security Trustee:
Wells Fargo Bank Northwest, N.A.
299 South Main Street, 12th floor
Salt Lake City, Utah 84111
Attention: Corporate Lease Group
Fax: (801) 246-5053
or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 9.02. Each such notice shall be effective (a) on the date personally delivered to an authorized officer of the party to which sent, or (b) on the date transmitted by legible telecopier or electronic mail transmission with a confirmation of receipt.
          Section 9.03.    No Waiver; Remedies. No failure on the part of the Security Trustee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 9.04.    Severability. If any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.
          Section 9.05.    Continuing Security Interest; Assignments. Subject to Section 9.06, this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earliest of (i) the redemption in full in cash of the Securities then Outstanding as provided in the Indenture, (ii) defeasance of the Outstanding Securities as and to the extent provided in the Indenture or (iii) no Securities being Outstanding as provided in the Indenture, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Security Trustee hereunder, to the benefit of the Secured Parties and their respective successors, permitted transferees and permitted assigns.
          Section 9.06.    Release and Termination. (a) Upon any sale, lease, transfer or other disposition or removal from the Designated Pool of any Pool Aircraft or other item of Collateral in accordance with the terms of this Agreement (including the assets of and the equity Interests in any Owner Trust, SPC or Intermediate Lessee), such item of Collateral and all related Collateral will be deemed released from the Lien hereof, and the Security Trustee will, at such Grantor’s expense, execute and deliver to the Grantor of such item of Collateral and all related Collateral such documents as such Grantor shall reasonably request and provide to the Security Trustee to evidence the release of such item of Collateral and all related Collateral from the assignment and security interest granted hereby, and to the extent that (A) the Security Trustee’s consent is required for any deregistration of the interests in such released Collateral from the International Registry or other registry or (B) the Security Trustee is required to initiate any such deregistration, the Security Trustee shall ensure that such consent or such initiation of such deregistration is effected.
                    (b)        Upon the occurrence of an event described in clause (i), (ii) or (ii) of Section 9.05(a) above, the pledge, assignment and security interest granted by Section 2.01 hereof shall terminate, the Security Trustee shall cease to be a party to this Agreement, and all provisions of this Agreement (except for Section 7.01 or this Section 9.06(b)) relating to the Secured Obligations, the Lien hereof, the Secured Parties or the Security Trustee shall cease to be of any effect. Upon any such termination, the Security Trustee will, at the relevant Grantor’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination.
                    (c)        If, prior to the termination of this Agreement, the Security Trustee ceases to be the Security Trustee in accordance with the definition of “Security Trustee” in Section 6.01, all certificates, instruments or other documents being held by the Security Trustee at such time shall, within five (5) Business Days from the date on which it ceases to be the Security Trustee, be delivered to the successor Security Trustee.
          Section 9.07.    Currency Conversion. If any amount is received or recovered by the Security Trustee in a currency (the “Received Currency”) other than the currency in which such amount was expressed to be payable (the “Agreed Currency”), then the amount in the Received Currency actually received or recovered by the Security Trustee, to the extent permitted by law, shall only constitute a discharge of the relevant Grantor to the extent of the amount of the Agreed

Currency which the Security Trustee was or would have been able in accordance with its or his normal procedures to purchase on the date of actual receipt or recovery (or, if that is not practicable, on the next date on which it is so practicable), and, if the amount of the Agreed Currency which the Security Trustee is or would have been so able to purchase is less than the amount of the Agreed Currency which was originally payable by the relevant Grantor, such Grantor shall pay to the Security Trustee for the benefit of the Secured Parties such amount as it shall determine to be necessary to indemnify the Security Trustee and the Secured Parties against any loss sustained by it as a result (including the cost of making any such purchase and any premiums, commissions or other charges paid or incurred in connection therewith) and so that, to the extent permitted by law, (i) such indemnity shall constitute a separate and independent obligation of each Grantor distinct from its obligation to discharge the amount which was originally payable by such Grantor and (ii) shall give rise to a separate and independent cause of action and apply irrespective of any indulgence granted by the Security Trustee and continue in full force and effect notwithstanding any judgment, order, claim or proof for a liquidated amount in respect of the amount originally payable by any Grantor or any judgment or order and no proof or evidence of any actual loss shall be required.
          Section 9.08.    Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          Section 9.09.    Jurisdiction; Consent to Service of Process. (a) To the extent permitted by applicable law, each party hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Security Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Security Documents against any Grantor or its properties in the courts of any jurisdiction.
                    (b)        Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Security Documents in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
                    (c)        Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.02. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          Section 9.10.    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the Indenture constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Agreement (i) will become effective when the Security Trustee and the Issuer shall have received counterparts hereof that, when taken together, bear the signatures of each of the parties hereto and (ii) thereafter will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail will be effective as delivery of a manually executed counterpart of this Agreement.
          Section 9.11.    Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.
          Section 9.12.    Non-Invasive Provisions. (a) Notwithstanding any other provision of this Agreement, the Security Trustee agrees that, so long as no acceleration of any series of Securities is in existence, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair or replacement of the Pool Aircraft or otherwise to the extent not required to be deposited as cash Collateral hereunder and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of this Agreement.
                    (b)        Notwithstanding any other provision of this Agreement, the Security Trustee agrees, so long as no “Event of Default” (or similar term) under a Lease (as defined in such Lease) shall have occurred and be continuing and as otherwise provided in any Lease, not to take any action or cause to be taken any action, or permit any person claiming by, through or on behalf of it to take any action or cause any action, that would interfere with the possession, use, operation and quiet enjoyment of and other rights of the Lessee with respect to any Pool Aircraft or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Pool Aircraft to the repair of the Pool Aircraft or otherwise as provided in such Lease and the right to engage in pooling, leasing and similar actions, in each case in accordance with the terms of such Lease.
                    (c)        The Security Trustee agrees to release any Lien the Security Trustee may have upon any Engine upon (i) a Grantor providing the Security Trustee with written notice of a transfer thereof promptly after receipt of a notice thereof from the relevant Lessee and with a copy of the bill of sale or other instrument evidencing the transfer of title of such replacement Engine to a Grantor, (ii) in the case of the transfer of title to an Engine initiated by a Grantor, the Grantor providing the Security Trustee with a certificate of such transfer and a copy of the bill of sale or other instrument evidencing the transfer of title of a replacement Engine to a Grantor, or (iii) upon the total loss payment or Security redemption payment being received (or Replacement Aircraft being provided) in a case where the Airframe, but not such Engine, was the subject of an Event of Loss; provided that, for the avoidance of doubt, the Security Trustee shall not release any Lien upon an engine that is not replaced by a Grantor or a Lessee, unless such Engine is associated with an aircraft that was subject to an Event of Loss or otherwise removed from the Designated Pool. The Issuer shall at the request of the Security Trustee execute a supplement to this Agreement to evidence that any such replacement engine has become subject to the Lien of this Agreement and the Security Trustee shall, at the request of the Issuer, execute a supplement to this Agreement to evidence the release of the applicable Engine from the Lien of the Security Trustee.
                    (d)        The Security Trustee, on behalf of each Secured Party, agrees that it will not claim, and upon the request of the Issuer, the Security Trustee will confirm in writing that it does not claim, any right, title or interest in any engine or part (including any audio, visual, telephonic, seating, entertainment or similar equipment) that is installed on a Pool Aircraft which does not constitute an “engine” or “part” as defined in the applicable Lease.
                    (e)        For the avoidance of doubt, the Security Trustee agrees that the Issuer or an Intermediate Lessee may from time to time lease out an engine that is part of a Pool Aircraft or lease in an engine that is not part of a Pool Aircraft as it determines in accordance with Leasing Company Practice.
                    (f)        The Security Trustee shall, from time to time upon the request of the Issuer, provide a quiet enjoyment letter or agreement (in the substance of Section 9.12(b) or as otherwise agreed with the Issuer or in the form provided for in the applicable Lease) relating to each Lease of each Aircraft that will be a Pool Aircraft.
          Section 9.13.    Limited Recourse. (a) In the event that the direct or indirect assets of the Grantors (other than the Issuer) are insufficient, after payment of all other claims, if any, ranking in priority to the claims of the Security Trustee or any Secured Party hereunder, to pay in full such claims of the Security Trustee or such Secured Party (as the case may be), then the Security Trustee or the Secured Party shall have no further claim against the Grantors (other than the Issuer) in respect of any such unpaid amounts.
                    (b)        To the extent permitted by applicable law, no recourse under any obligation, covenant or agreement of any party contained in this Agreement shall be had against any shareholder (not including any Grantor as a shareholder of any other Grantor hereunder), officer or director of the relevant party as such, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement is a corporate obligation of the relevant party and no personal liability shall attach to or be incurred by the shareholders (not including any Grantor as a shareholder of any other Grantor hereunder), officers or directors of the relevant party as such, or any of them under or by reason of any of the obligations, covenants or agreements of such relevant party contained in this Agreement, or implied therefrom, and that any and all personal liability for breaches by such party of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder (not including any Grantor as a shareholder of any other

Grantor hereunder), officer or director is hereby expressly waived by the other parties as a condition of and consideration for the execution of this Agreement.
                    (c)        The guarantees, obligations, liabilities and undertakings granted by any Grantor organized under the laws of France or a similar jurisdiction under this Agreement and the other Security Documents shall, for each relevant financial year, be, in any and all cases, strictly limited to 90% of the annual net margin generated by such Grantor or Grantors in connection with back-to-back leasing activities between it and the Issuer with respect to the lease of Pool Aircraft.
[The Remainder of this Page is Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

INTERNATIONAL LEASE FINANCE CORPORATION

By:	/s/ Brian M. Monkarsh

Name: Brian M. Monkarsh
Title: Senior Vice President and General Counsel

SIGNED AND DELIVERED AS A DEED
For and on behalf of ILFC IRELAND LIMITED
By its duly appointed attorney:

/s/ Niall Sommerville

In the presence of: Niall Sommerville
Attorney

Witness Signature: /s/ Ciara Russell
Witness Name: Ciara Russell
Witness Address: IFSC, North Wall Quay, Dublin
Witness Occupation: Solicitor

ILFC (BERMUDA) III, LTD.

By:	/s/ Alan H. Lund

Name: Alan H. Lund
Title: Director

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION not in its individual
capacity but solely as the Security Trustee

By:	/s/ Val T. Orton

Name: Val T. Orton
Title: Vice President

SCHEDULE I
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
AIRCRAFT OBJECTS

SCHEDULE I
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
AIRCRAFT OBJECTS

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
1	Airbus	A310-300	642	PW4156A	P724567, P724568
2	Airbus	A319-100	1223	IAE V2524-A5	V10719, V10773
3	Airbus	A319-100	1281	IAE V2524-A5	V10778, V10779
4	Airbus	A319-100	1463	IAE V2524-A5	V10933, V10936
5	Airbus	A319-100	1630	CFM56-5B6/P	575298, 575299
6	Airbus	A319-100	1805	CFM56-5B6/P	575466, 575467
7	Airbus	A319-100	2198	CFM56-5B5/P	575780, 575783
8	Airbus	A319-100	2209	CFM56-5B5/P	575776, 575795
9	Airbus	A319-100	2371	IAE V2524-A5	V11835, V11836
10	Airbus	A319-100	2396	IAE V2524-A5	V11860, V11862
11	Airbus	A319-100	2406	CFM56-5B5/P	577206, 577210
12	Airbus	A319-100	2408	IAE V2524-A5	V11865, V11866
13	Airbus	A319-100	2424	IAE V2524-A5	V11886, V11888
14	Airbus	A319-100	2426	IAE V2524-A5	V11890, V11892
15	Airbus	A319-100	2433	IAE V2524-A5	V11893, V11896
16	Airbus	A319-100	2435	IAE V2524-A5	V11895, V11902
17	Airbus	A319-100	2448	CFM56-5B5/P	577242, 577248
18	Airbus	A319-100	2458	IAE V2524-A5	V11927, V11930
19	Airbus	A319-100	2470	IAE V2524-A5	V11942, V11946
20	Airbus	A319-100	2473	IAE V2524-A5	V11950, V11963

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
21	Airbus	A319-100	2485	IAE V2524-A5	V11952, V11965
22	Airbus	A319-100	2490	IAE V2524-A5	V11960, V11971
23	Airbus	A319-100	2505	IAE V2524-A5	V11989, V11991
24	Airbus	A319-100	2574	IAE V2524-A5	V12063, V12067
25	Airbus	A319-100	2579	IAE V2524-A5	V12054, V12056
26	Airbus	A319-100	2667	IAE V2524-A5	V12161, V12163
27	Airbus	A319-100	2673	IAE V2524-A5	V12204, V12239
28	Airbus	A319-100	2679	IAE V2524-A5	V12199, V12207
29	Airbus	A319-100	2704	IAE V2524-A5	V12230, V12232
30	Airbus	A319-100	2711	IAE V2524-A5	V12218, V12225
31	Airbus	A319-100	2815	IAE V2524-A5	V12310, V12320
32	Airbus	A319-100	2901	IAE V2524-A5	V12403, V12405
33	Airbus	A319-100	2940	IAE V2524-A5	V12444, V12453
34	Airbus	A319-100	2948	IAE V2524-A5	V12450, V12485
35	Airbus	A319-100	2969	IAE V2524-A5	V12452, V12469
36	Airbus	A319-100	2978	IAE V2524-A5	V12474, V12478
37	Airbus	A319-100	3007	IAE V2524-A5	V12458, V12496
38	Airbus	A319-100	3017	IAE V2524-A5	V12506, V12512
39	Airbus	A319-100	3026	IAE V2524-A5	V12518, V12537
40	Airbus	A319-100	3165	IAE V2524-A5	V12607, V12632
41	Airbus	A319-100	3463	IAE V2524-A5	V12891, V12893
42	Airbus	A320-200	525	CFM56-5A3	731810, 731830
43	Airbus	A320-200	551	IAE V2527-A5	V10116, V10119

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
44	Airbus	A320-200	565	IAE V2527-A5	V10132, V10149
45	Airbus	A320-200	573	IAE V2527-A5	V10147, V10153
46	Airbus	A320-200	1110	IAE V2527-A5	V10620, V10621
47	Airbus	A320-200	1156	IAE V2527-A5	V10655, V10658
48	Airbus	A320-200	1452	IAE V2527-A5	V10943, V10946
49	Airbus	A320-200	1917	IAE V2527-A5	V11389, V11391
50	Airbus	A320-200	1924	CFM56-5B4/P	575534, 575535
51	Airbus	A320-200	1949	CFM56-5B4/P	575554, 575555
52	Airbus	A320-200	2149	IAE V2527-A5	V11601, V11609
53	Airbus	A320-200	2158	CFM56-5B4/P	575738, 575739
54	Airbus	A320-200	2166	CFM56-5B4/P	575761, 575762
55	Airbus	A320-200	2171	CFM56-5B4/P	575770, 575771
56	Airbus	A320-200	2182	CFM56-5B4/P	575784, 575785
57	Airbus	A320-200	2193	IAE V2527-A5	V11658, V11662
58	Airbus	A320-200	2199	CFM56-5B4/P	575803, 575804
59	Airbus	A320-200	2278	CFM56-5B4/P	575899, 577106
60	Airbus	A320-200	2349	CFM56-5B4/P	577165, 577166
61	Airbus	A320-200	2422	IAE V2527-A5	V11903, V11916
62	Airbus	A320-200	2430	IAE V2527-A5	V11919, V11922
63	Airbus	A320-200	2708	CFM56-5B4/P	577506, 577507
64	Airbus	A320-200	2743	CFM56-5B4/P	577543, 577544
65	Airbus	A320-200	2770	CFM56-5B4/P	577587, 577590
66	Airbus	A320-200	2899	CFM56-5B4/P	577752, 577753

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
67	Airbus	A320-200	3153	CFM56-5B4/P	697294, 697296
68	Airbus	A321-100	517	CFM56-5B1/2P	779148, 779226
69	Airbus	A321-100	519	CFM56-5B1/3	779227, 779317
70	Airbus	A321-100	535	CFM56-5B1/2P	779224, 779287
71	Airbus	A321-200	2476	IAE V2533-A5	V11929, V11931
72	Airbus	A321-200	2590	IAE V2533-A5	V12070, V12072
73	Airbus	A321-200	2741	IAE V2533-A5	V12273, V12275
74	Airbus	A321-200	2759	IAE V2533-A5	V12291, V12293
75	Airbus	A321-200	2767	IAE V2533-A5	V12302, V12304
76	Airbus	A321-200	2809	IAE V2533-A5	V12323, V12325
77	Airbus	A321-200	2936	IAE V2533-A5	V12418, V12430
78	Airbus	A330-200	458	GE CF6-80E1-A3	811168, 811169
79	Airbus	A330-200	462	Rolls-Royce TRENT 772B-60	41224, 41225
80	Airbus	A330-200	465	GE CF6-80E1-A3	811170, 811171
81	Airbus	A330-200	481	GE CF6-80E1-A3	811179, 811180
82	Airbus	A330-200	501	Rolls-Royce TRENT 772B-60	41230, 41231
83	Airbus	A330-200	503	GE CF6-80E1-A3	811201, 811202
84	Airbus	A330-200	519	GE CF6-80E1-A3	811218, 811219
85	Airbus	A330-200	584	GE CF6-80E1-A3	811248, 811249
86	Airbus	A330-200	635	Rolls-Royce TRENT 772B-60	41308, 41309
87	Airbus	A330-200	751	Rolls-Royce TRENT 772B-60	41387, 41388

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
88	Airbus	A330-200	807	Rolls-Royce TRENT 772B-60	41425, 41426
89	Airbus	A330-200	906	Rolls-Royce TRENT 772B-60	41514, 41515
90	Airbus	A340-600	453	Rolls-Royce TRENT 556-61	71040, 71042, 71050, 71069
91	Airbus	A340-600	706	Rolls-Royce TRENT 556-61	71342, 71343, 71344, 71363
92	Airbus	A340-600	723	Rolls-Royce TRENT 556-61	71362, 71364, 71365, 71369
93	Boeing	737-300	28054	CFM56-3C1	858825, 858826
94	Boeing	737-400	25110	CFM56-3C1	857807, 857808
95	Boeing	737-400	26316	CFM56-3C1	858177, 859173
96	Boeing	737-700	28253	CFM56-7B22	891284, 891286
97	Boeing	737-700	28262	CFM56-7B22	890962, 890967
98	Boeing	737-700	29356	CFM56-7B22	892110, 892112
99	Boeing	737-700	29357	CFM56-7B24	892238, 893236
100	Boeing	737-700	29358	CFM56-7B24	892276, 892279
101	Boeing	737-700	29361	CFM56-7B24	892350, 893348
102	Boeing	737-700	29362	CFM56-7B24	893383, 893384
103	Boeing	737-700	29363	CFM56-7B22	890649, 891646
104	Boeing	737-700	30038	CFM56-7B22	892147, 893142
105	Boeing	737-700	30649	CFM56-7B24	888772, 888779
106	Boeing	737-700	30657	CFM56-7B22	890439, 890440
107	Boeing	737-700	30662	CFM56-7B24	890573, 890577

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
108	Boeing	737-700	30663	CFM56-7B24	890584, 890585
109	Boeing	737-700	30727	CFM56-7B22	888675, 888679
110	Boeing	737-700	32842	CFM56-7B22	893601, 893602
111	Boeing	737-700	33008	CFM56-7B24	892399, 893389
112	Boeing	737-700	33009	CFM56-7B24	892413, 892414
113	Boeing	737-700	33786	CFM56-7B22	890620, 891616
114	Boeing	737-700	33787	CFM56-7B22	890658, 891654
115	Boeing	737-700	33791	CFM56-7B22	890954, 891938
116	Boeing	737-700	33792	CFM56-7B22	890976, 890977
117	Boeing	737-700	33793	CFM56-7B22	892172, 893136
118	Boeing	737-800	28237	CFM56-7B26	888197, 888201
119	Boeing	737-800	30032	CFM56-7B27	889643, 889654
120	Boeing	737-800	30033	CFM56-7B27/B1	888587, 888741
121	Boeing	737-800	30039	CFM56-7B26	877654, 889548
122	Boeing	737-800	30652	CFM56-7B26	889705, 889706
123	Boeing	737-800	30660	CFM56-7B27/B1	890461, 890462
124	Boeing	737-800	30675	CFM56-7B26	888459, 888586
125	Boeing	737-800	30679	CFM56-7B27/B1	890621, 890622
126	Boeing	737-800	30689	CFM56-7B27	889493, 889494
127	Boeing	737-800	32799	CFM56-7B26	890756, 890757
128	Boeing	737-800	32800	CFM56-7B26	892325, 892326
129	Boeing	747-400	32868	GE CF6-80C2-B1F	706539, 706540, 706541, 706542

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
130	Boeing	747-400	32869	GE CF6-80C2-B1F	706551, 706552, 706553, 706554
131	Boeing	747-400	32871	GE CF6-80C2-B1F	706623, 706624, 706625, 706626
132	Boeing	747-400ERF	32867	GE CF6-80C2-B5F	706514, 706515, 706516, 706517
133	Boeing	747-400ERF	32870	GE CF6-80C2-B5F	706627, 706628, 706629, 706630
134	Boeing	757-200ER	25621	Rolls-Royce RB211- 535E4	30827, 30828
135	Boeing	757-200ER	25623	Rolls-Royce RB211- 535E4	30881, 30882
136	Boeing	757-200ER	25626	Rolls-Royce RB211- 535E4	30903, 30904
137	Boeing	757-200ER	26274	Rolls-Royce RB211- 535E4	31366, 31367
138	Boeing	757-200ER	26277	Rolls-Royce RB211- 535E4	31328, 31331
139	Boeing	757-200ER	26278	Rolls-Royce RB211- 535E4	31356, 31357
140	Boeing	757-200ER	26332	PW2037	P727154, P727267
141	Boeing	757-200ER	27208	Rolls-Royce RB211- 535E4	31220, 31221
142	Boeing	757-200ER	27219	Rolls-Royce RB211- 535E4	31203, 31204
143	Boeing	757-200ER	27351	PW2040	P727145, P727148
144	Boeing	757-200ER	27621	Rolls-Royce RB211- 535E4	31452, 31454
145	Boeing	757-200ER	28161	Rolls-Royce RB211- 535E4	31425, 31426

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
146	Boeing	757-200ER	28166	Rolls-Royce RB211- 535E4	31465, 31472
147	Boeing	767-200ER	24448	GE CF6-80C2-B4	690369, 695282
148	Boeing	767-300ER	27618	PW4062	P727846, P727847
149	Boeing	767-300ER	27959	GE CF6-80C2-B6F	704276, 704981
150	Boeing	767-300ER	27960	GE CF6-80C2-B6F	704327, 704420
151	Boeing	767-300ER	28208	GE CF6-80C2-7F	704653, 704654
152	Boeing	767-300ER	28883	GE CF6-80C2-7F	704811, 704825
153	Boeing	767-300ER	29384	GE CF6-80C2-7F	704993, 704994
154	Boeing	767-300ER	29390	GE CF6-80C2-B6F	706428, 706429
155	Boeing	767-300ER	30301	PW4060	P727761, P727766
156	Boeing	777-200ER	28678	GE90-90B	900323, 900324
157	Boeing	777-200ER	28679	GE90-90B	900329, 900330
158	Boeing	777-200ER	28683	GE90-94B	900355, 900356
159	Boeing	777-200ER	28684	GE90-94B	900367, 900369
160	Boeing	777-200ER	28689	GE90-94B	900359, 900360
161	Boeing	777-200ER	28692	GE90-94B	900353, 900354
162	Boeing	777-200ER	29402	PW4090	P222225, P222226
163	Boeing	777-200ER	32308	GE90-94B	900363, 900364
164	Boeing	777-200ER	32698	GE90-94B	900373, 900374
165	Boeing	777-300	28687	Rolls-Royce TRENT 892-17	51416, 51417
166	Boeing	777-300	29395	Rolls-Royce TRENT 892-17	51285, 51287

	Airframe	Airframe	Airframe	Engine Manufacturer	Engine MSNs
	Manufacturer	Model	MSN	and Model
167	Boeing	777-300	29396	Rolls-Royce TRENT 892-17	51378, 51379
168	Boeing	777-300	32697	Rolls-Royce TRENT 892-17	51371, 51372
169	Boeing	777-300ER	32707	GE90-115BG02	906170, 906175
170	Boeing	777-300ER	32710	GE90-115BG02	906212, 906214
171	Boeing	777-300ER	32711	GE90-115BG01	906131, 906132
172	Boeing	777-300ER	32713	GE90-115BG02	906300, 906301
173	Boeing	777-300ER	32724	GE90-115BG01	906112, 906113
174	Boeing	777-300ER	32852	GE90-115BG01	906143, 906144

SCHEDULE II
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
PLEDGED BENEFICIAL INTERESTS

Percentage of
Issuer	Certificate No.	Beneficial Interest

SCHEDULE III
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
TRADE NAMES
1.	Grantor: International Lease Finance Corporation Trade Name: ILFC

SCHEDULE IV
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT

Chief Executive Office, Chief Place of Business
or Registered Office
Name of Grantor	and Organizational ID (if applicable)

International Lease Finance Corporation	10250 Constellation Blvd.
Suite 3400 Los Angeles, CA 90067
Facsimile: (310) 788-1990
Telephone: (310) 788-1999

Organizational ID: C1666861

ILFC Ireland Limited	30 North Wall Quay
Dublin 1
Ireland
Facsimile: +353 1 672 0270
Telephone: +353 1 802 8901

Company Registration Number: 209316

ILFC (Bermuda) III, Ltd	American International Building
29 Richmond Road
Pembroke HM 08, Bermuda

Registered Number: 17575

SCHEDULE V
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
INSURANCE
1.	Obligation to Insure

So long as this Agreement shall remain in effect, the Grantors will ensure that there is effected and maintained appropriate insurances in respect of each Pool Aircraft and the Security Trustee and its operation including insurance for:

(a)	loss or damage to each Pool Aircraft and each part thereof; and

(b)
any liability for injury to or death of persons and damage to or the destruction of public or private property arising out of or in connection with the operation, storage, maintenance or use of (in each case to the extent available) the Pool Aircraft and of any other part thereof not belonging to the Grantors but from time to time installed on the airframe.

2.	Specific Insurances

The Grantors will maintain or will cause to be maintained the following specific insurances with respect to each Pool Aircraft (subject to paragraph 3):
(a)
All Risks Hull Insurance - All risks hull insurance policy on the Pool Aircraft in an amount at least equal to the “Agreed Value” or other minimum amount required to be carried by the Lessee under the applicable Lease (or if no Lease is in effect the Appraised Value) of such Pool Aircraft (the “Required Insured Value”) on an agreed value basis and naming the Security Trustee (for and on behalf of itself and the Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable Lessee’s insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantor shall use reasonable commercial efforts to procure that the Security Trustee is also named as a “Contract Party”);

(b)
Hull War Risk Insurance - Hull war risk and allied perils insurance, including hijacking, (excluding, however, confiscation by government of registry or country of domicile to the extent coverage of such risk is not generally available to the applicable Lessee in the relevant insurance market at a commercially reasonable cost or is not customarily obtained in accordance with Leasing Company Practice) on the Pool Aircraft where the custom in the industry is to carry war risk for aircraft operating on routes or kept in locations similar to the Pool Aircraft in an amount not less than the Required Insured Value on an agreed value basis and naming the Security Trustee (for and on behalf of itself and the other Secured Parties) as a loss payee for the Required Insured Value (provided, however, that, if the applicable Lessee’s insurance program uses AVN67B or a successor London market endorsement similar thereto, the Grantors shall use reasonable commercial efforts to procure that the Security Trustee is also named as a “Contract Party”);

(c)
Legal Liability Insurance - Third party legal liability insurance (including war and allied perils) for a combined single limit (bodily injured and property damage) of not less than such amount as is consistent with Leasing Company Practice. The Security Trustee (on behalf of itself and the Secured Parties) shall be named as additional insured on such policies;

(d)	Aircraft Spares Insurance - Insurance for the engines and the parts while not installed on the airframe for their replacement cost or an agreed value basis.
3.	Variations on Specific Insurance Requirements

In certain circumstances, it is customary that not all of the insurances described in paragraph 2 be carried for the Pool Aircraft. For example, when a Pool Aircraft is not on lease to a passenger air carrier or is in storage or is being repaired or maintained, ferry or ground rather than passenger flight coverage for the Pool Aircraft are applicable. Similarly, indemnities may be provided by a Governmental Authority in lieu of particular insurances; provided, however, that the Grantors shall not, without the prior written consent of the Security Trustee, be entitled to accept any new such governmental indemnities other than when such indemnities are granted by a Governmental Authority of a country or jurisdiction that is not a Prohibited Country. The relevant Grantor will determine the necessary coverage for the Pool Aircraft in such situations consistent with Leasing Company Practice with respect to similar aircraft.

4.	Hull Insurances in Excess of Required Insurance Value

For the avoidance of doubt, any Grantor and/or any Lessee may carry hull risks and hull war and allied perils insurance on the Pool Aircraft in excess of the Required Insured Value which will not be payable to the Security Trustee. Such excess insurances will be payable to (i) if payable to the Grantors, to the relevant Grantor, or (ii) if payable to the Lessee to the Lessee in all circumstances.

5.	Currency

All insurance and reinsurances effected pursuant to this Schedule V shall be payable in Dollars, save that in the case of the insurances referred to in paragraph 2(c) (if such denomination is (a) required by the law of the state of registration of the Pool Aircraft; or (b) the normal practice of airlines in the relevant country that operate aircraft leased from lessors located outside such country; or (c) otherwise accepted in accordance with Leasing Company Practice) or paragraph 2(d).

6.	Specific Terms of Insurances

Insurance policies which are underwritten in the London and/or other non-US insurance market and which pertain to financed or leased aircraft equipment shall contain the coverage and endorsements described in AVN67B or a successor London market endorsement, as it may be amended or revised or its equivalent. Each of the Grantors agrees that, so long as this Agreement shall remain in effect, the Pool Aircraft will be insured and the applicable insurance policies endorsed either (i) in a manner consistent with AVN67B or a successor London market endorsement, as it may be amended or revised or its equivalent or (ii) as may then be customary in the airline industry for aircraft of the same type as the Pool Aircraft utilized by operators in the same country and whose operational network for such Pool Aircraft and credit status is similar to the type of business as the Lessee (if any) and at the time commonly available in the insurance market. In all cases, the relevant Grantor will set the standards, review and manage the insurances on the Pool Aircraft consistent with Leasing Company Practice with respect to similar aircraft.

7.	Insurance Brokers and Insurers

In reviewing and accepting the insurance brokers (if any) and reinsurance brokers (if any) and insurers and reinsurers (if any) providing coverage with respect to the Pool Aircraft, the relevant Grantor will utilize standards consistent with Leasing Company Practice with respect to similar aircraft. It is recognized that airlines in certain countries are required to utilize brokers (and sometimes even no brokers) or carry insurance with local insurance brokers and insurers. If at any time any Pool Aircraft is not subject to a Lease, the relevant Grantor will cause its insurance brokers to provide the Security Trustee with evidence that the insurances described in this Schedule V are in full force and effect.

8.	Deductible Amounts, Self-Insurance and Reinsurance

With respect to the type of aircraft concerned, the nationality and creditworthiness of the airline operator, the airline operator’s use and operation thereof and to the scope of and the amount covered by the insurances carried by the Lessee, the relevant Grantor will apply standards consistent with Leasing Company Practice with respect to similar aircraft in reviewing and accepting the amount of any insurance deductibles, whether the Lessee may self-insure any of the risks covered by the insurances and the scope and terms of reinsurance, if any, including a cut-through and assignment clause.

9.	Renewals

The Grantors will monitor the insurances on the Pool Aircraft and their expiration dates. The relevant Grantor shall, when requested by the Security Trustee, promptly inform the Security Trustee as to whether or not it has been advised that renewal instructions for any of the insurances have been given by the airline operator or its broker prior to or on the scheduled expiry date of the relevant insurance. The relevant Grantor shall promptly notify the Security Trustee in writing if it receives notice that any of the insurances have in fact expired without renewal. Promptly after receipt, the relevant Grantor will provide to the Security Trustee evidence of renewal of the insurances and reinsurance (if any).

10.	Information

Subject to applicable confidentiality restrictions, each of the Grantors shall provide the Security Trustee or shall ensure that the Security Trustee is provided with any information reasonably requested by it from time to time concerning the insurances maintained with respect to the Pool Aircraft or, if reasonably available to the Grantors, in connection with any claim being made or proposed to be made thereunder.

SCHEDULE VI
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
AIRCRAFT LEASES
***
Boeing 767-300ER aircraft bearing serial number 27959

Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between ***, as Lessee and International Lease Finance Corporation, as Lessor.

Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.

Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.

Boeing 767-300ER aircraft bearing serial number 27960

Aircraft Lease Agreement, dated as of March 31, 2005 (as amended and supplemented), between ***, as Lessee and International Lease Finance Corporation, as Lessor.

Aircraft Headlease Agreement, dated as of March 31, 2005, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.

Aircraft Intermediate Lease Agreement, dated as of March 31, 2005, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
***
Boeing 737-700 aircraft bearing serial number 28262

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 737-700 aircraft bearing serial number 29356

Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 29363

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 30038

Aircraft Lease Agreement, dated as of February 6, 2003, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 32842

Aircraft Lease Agreement, dated as of September 27, 2004, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 33786

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 33787

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 737-700 aircraft bearing serial number 33791

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 33792

Aircraft Lease Agreement, dated as of February 06, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 33793

Aircraft Lease Agreement, dated as of February 6, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 767-300ER aircraft bearing serial number 27618

Aircraft Lease Agreement, dated as of February 11, 1998 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 777-200ER aircraft bearing serial number 28689

Aircraft Lease Agreement, dated as of August 18, 2006 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 777-200ER aircraft bearing serial number 28692

Aircraft Lease Agreement, dated as of July 24, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***
Airbus A320-200 aircraft bearing serial number 2158

Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Airbus A320-200 aircraft bearing serial number 2166

Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Airbus A320-200 aircraft bearing serial number 2278

Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Airbus A320-200 aircraft bearing serial number 2349

Aircraft Lease Agreement, dated as of September 10, 2003, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 777-200ER aircraft bearing serial number 29402

Aircraft Lease Agreement, dated as of May 07, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A319-100 aircraft bearing serial number 1630

Aircraft Lease Agreement, dated as of December 14, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Airbus A319-100 aircraft bearing serial number 1805

Aircraft Lease Agreement, dated as of December 14, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A321-100 aircraft bearing serial number 517

Aircraft Lease Agreement, dated as of February 13, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Airbus A321-100 aircraft bearing serial number 519

Aircraft Lease Agreement, dated as of August 31, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, ***, as Lessee.

Airbus A321-100 aircraft bearing serial number 535

Aircraft Lease Agreement, dated as of May 23, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 737-400 aircraft bearing serial number 25110

Aircraft Lease Agreement, dated as of January 22, 1990 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 30662

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 737-700 aircraft bearing serial number 30663

Aircraft Lease Agreement, dated as of December 16, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 757-200ER aircraft bearing serial number 25621

Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

Boeing 757-200ER aircraft bearing serial number 28161

Aircraft Lease Agreement, dated as of July 31, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A310-300 aircraft bearing serial number 642

Aircraft Lease Agreement, dated as of November 12, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 737-300 aircraft bearing serial number 28054

Aircraft Lease Agreement, dated as of November 2, 2007, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***
Airbus A320-200 aircraft bearing serial number 2171

Aircraft Lease Agreement, dated as of July 21, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, ***, as Lessee and ***, as Consenting Party.

Airbus A320-200 aircraft bearing serial number 2182

Aircraft Lease Agreement, dated as of July 21, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, ***, as Lessee and ***, as Consenting Party.

Airbus A320-200 aircraft bearing serial number 2199

Aircraft Lease Agreement, dated as of July 21, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, ***, as Lessee and ***, as Consenting Party.

Boeing 737-700 aircraft bearing serial number 28253

Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between ***, as Lessee, International Lease Finance Corporation, as Lessor and ***, as Consenting Party.

Boeing 737-700 aircraft bearing serial number 29357

Aircraft Lease Agreement, dated as of February 26, 2004 (as amended and supplemented), between ***, as Lessee, International Lease Finance Corporation, as Lessor and ***, as Consenting Party.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 737-700 aircraft bearing serial number 29358

Aircraft Lease Agreement, dated as of February 26, 2004 (as amended and supplemented), between ***, as Lessee, International Lease Finance Corporation, as Lessor and ***, as Consenting Party.

Boeing 737-700 aircraft bearing serial number 29361

Aircraft Lease Agreement, dated as of April 28, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and ***, as Lessee and ***, as Consenting Party.

Novation and Amendment Deed, dated as of October 21, 2005, by and among ***, ***, International Lease Finance Corporation and ***.

Boeing 737-700 aircraft bearing serial number 29362

Aircraft Lease Agreement, dated as of April 28, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and ***, as Lessee and ***, as Consenting Party.

Novation and Amendment Deed, dated as of October 21, 2005, by and among ***, ***, International Lease Finance Corporation and ***.

Boeing 737-700 aircraft bearing serial number 30657

Aircraft Lease Agreement, dated as of December 19, 2001 (as amended and supplemented), between ***, as Lessee, International Lease Finance Corporation, as Lessor and ***, as Consenting Party.

Boeing 737-700 aircraft bearing serial number 33008

Aircraft Lease Agreement, dated as of April 28, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and ***, as Lessee and ***, as Consenting Party.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Novation and Amendment Deed, dated as of October 21, 2005, by and among ***, ***, International Lease Finance Corporation and ***.

Boeing 737-700 aircraft bearing serial number 33009

Aircraft Lease Agreement, dated as of April 28, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor and ***, as Lessee and ***, as Consenting Party.

Novation and Amendment Deed, dated as of October 21, 2005, by and among ***, ***, International Lease Finance Corporation and ***.

Boeing 737-700 aircraft bearing serial number 32800

Aircraft Lease Agreement, dated as of February 26, 2004 (as amended and supplemented), between ***, as Lessee, International Lease Finance Corporation, as Lessor and ***, as Consenting Party.
***
Airbus A321-200 aircraft bearing serial number 2741

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

Airbus A321-200 aircraft bearing serial number 2759

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

Airbus A321-200 aircraft bearing serial number 2767

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A320-200 aircraft bearing serial number 2708

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

Airbus A320-200 aircraft bearing serial number 2743

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

Airbus A320-200 aircraft bearing serial number 2770

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

Airbus A320-200 aircraft bearing serial number 2899

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

Airbus A320-200 aircraft bearing serial number 2809

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.

Airbus A320-200 aircraft bearing serial number 2936

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of March 18, 2005 (as amended and supplemented), between ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of March 18, 2005, between ILFC Ireland, as Lessee and International Lease Finance Corporation, as Lessor.
***
Airbus A319-100 aircraft bearing serial number 2371

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2408

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2426

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A319-100 aircraft bearing serial number 2435

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2505

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2574

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2579

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2667

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2815

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2901

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2940

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2948

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.

Airbus A319-100 aircraft bearing serial number 2969

Aircraft Lease Agreement, dated as of November 4, 2003 (as amended and supplemented), among ***, as Lessee, ILFC Ireland Limited, as Lessor, and ***, as Consenting Party.

Aircraft Headlease Agreement, dated as of November 4, 2003, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.

Aircraft Lease Novation and Amendment Agreement, dated as of December 31, 2004, among ***, as Existing Lessee, ***, as New Lessee, ILFC Ireland Limited, as Lessor, and ***.
***

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A319-100 aircraft bearing serial number 3463
Aircraft Lease Agreement, dated as of April 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 777-200ER aircraft bearing serial number 28678
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28679
Aircraft Lease Agreement, dated as of May 20, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A330-200 aircraft bearing serial number 462
Aircraft Lease Agreement, dated as of April 21, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300 aircraft bearing serial number 28687
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300 aircraft bearing serial number 29395
Aircraft Lease Agreement, dated as of September 18, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300 aircraft bearing serial number 29396
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 777-300 aircraft bearing serial number 32697
Aircraft Lease Agreement, dated as of November 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300ER aircraft bearing serial number 32707
Aircraft Lease Agreement, dated as of June 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300ER aircraft bearing serial number 32710
Aircraft Lease Agreement, dated as of June 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300ER aircraft bearing serial number 32713
Aircraft Lease Agreement, dated as of June 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A319-100 aircraft bearing serial number 2198
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2209
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2406

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2448
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 737-400 aircraft bearing serial number 26316
Aircraft Lease Agreement, dated as of July 27, 2000 (as amended and supplemented), between ***, as Lessee and International Lease Finance Corporation, as Lessor.
Boeing 737-800 aircraft bearing serial number 30033
Aircraft Lease Agreement, dated as of June 27, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 767-300ER aircraft bearing serial number 30301
Aircraft Lease Agreement, dated as of January 13, 2010 (as amended and supplemented), between ***, as Lessee and International Lease Finance Corporation, as Lessor.
***
Airbus A330-200 aircraft bearing serial number 906
Aircraft Lease Agreement, dated as of August 28, 2006 (as amended and supplemented), between ***, as Lessee and ILFC Ireland Limited, as Lessor.
Aircraft Headlease Agreement, dated as of August 28, 2006, between ILFC Ireland Limited, as Lessee and International Lease Finance Corporation, as Lessor.
Airbus A340-600 aircraft bearing serial number 453

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of September 28, 2007 (as amended and supplemented), between ***, as Lessee and ILFC Ireland Limited, as Lessor.
Aircraft Headlease Agreement, dated as of September 28, 2007, between ILFC Ireland Limited, as Lessee and International Lease Finance Corporation, as Lessor.
***
Airbus A330-200 aircraft bearing serial number 751
Aircraft Lease Agreement, dated as of July 12, 2005 (as amended and supplemented), between ***, as Lessee, and ILFC Ireland Limited, as Lessor.
Aircraft Headlease Agreement, dated as of July 12, 2005, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
Airbus A330-200 aircraft bearing serial number 807
Aircraft Lease Agreement, dated as of July 12, 2005 (as amended and supplemented), between ***, as Lessee, and ILFC Ireland Limited, as Lessor.
Aircraft Headlease Agreement, dated as of July 12, 2005, between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
***
Boeing 737-700 aircraft bearing serial number 30727
Aircraft Lease Agreement, dated as of April 08, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A320-200 aircraft bearing serial number 1156
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A320-200 aircraft bearing serial number 1452

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of May 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A320-200 aircraft bearing serial number 1917
Aircraft Lease Agreement, dated as of December 27, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A320-200 aircraft bearing serial number 2149
Aircraft Lease Agreement, dated as of May 20, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 737-800 aircraft bearing serial number 30039
Aircraft Lease Agreement, dated as of April 28, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 737-800 aircraft bearing serial number 30675
Aircraft Lease Agreement, dated as of June 20, 2008 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 737-800 aircraft bearing serial number 32799
Aircraft Lease Agreement, dated as of June 6, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 737-800 aircraft bearing serial number 28237

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of February 05, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 737-800 aircraft bearing serial number 30032
Aircraft Lease Agreement, dated as of August 02, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 737-800 aircraft bearing serial number 30689
Aircraft Lease Agreement, dated as of September 15, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 757-200ER aircraft bearing serial number 26332
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between ***, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.
Boeing 757-200ER aircraft bearing serial number 27351
Aircraft Lease Agreement, dated as of July 24, 2008 (as amended and supplemented), between ***, as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Headlease Agreement, dated as of July 24, 2008, between ILFC (Bermuda) III, Ltd., as Lessee and International Lease Finance Corporation, as Lessor.
Aircraft Intermediate Lease Agreement, dated as of July 24, 2008, between International Lease Finance Corporation, as Lessee and ILFC (Bermuda) III, Ltd., as Lessor.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***
Boeing 757-200ER aircraft bearing serial number 26277
Aircraft Lease Agreement, dated as of June 24, 1993 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 737-800 aircraft bearing serial number 30679
Aircraft Lease Agreement, dated as of February 22, 2006 (as amended and supplemented), between ***, as Lessee, and ILFC Ireland Limited, as Lessor.
Aircraft Headlease Agreement, dated as of February 22, 2006, between ILFC Ireland Limited, as Headlessee, and International Lease Finance Corporation, as Headlessor.
Assignment, Assumption and Amendment Agreement, dated as of February 28, 2007, between ***, ILFC Ireland Limited, and ***.
***
Boeing 737-700 aircraft bearing serial number 30649
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 737-800 aircraft bearing serial number 30652
Aircraft Lease Agreement, dated as of April 18, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A320-200 aircraft bearing serial number 3153

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of June 29, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and ***, as Lessee.
Aircraft Headlease Agreement, dated as of June 29, 2006, between International Lease Finance Corporation, as Lessor, and ILFC Ireland Limited, as Lessee.
***
Airbus A319-100 aircraft bearing serial number 2396
Aircraft Lease Agreement, dated as of February 10, 2007 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and ***, as Lessee.
Aircraft Headlease Agreement, dated as of February 10, 2007 between International Lease Finance Corporation, as Lessor, and ILFC Ireland Limited, as Lessee.
Airbus A320-200 aircraft bearing serial number 551
Aircraft Lease Agreement, dated as of March 23, 1995 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, ***, as Lessee, and ***, as Consenting Party.
Airbus A320-200 aircraft bearing serial number 573
Aircraft Lease Agreement, dated as of March 10, 2003 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and ***, as Lessee.
Aircraft Headlease Agreement, dated as of March 10, 2003, between International Lease Finance Corporation, as Lessor, and ILFC Ireland Limited, as Lessee.
***
Airbus A320-200 aircraft bearing serial number 1924
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A320-200 aircraft bearing serial number 1949
Aircraft Lease Agreement, dated as of June 21, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A330-200 aircraft bearing serial number 458
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A330-200 aircraft bearing serial number 465
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee
Airbus A330-200 aircraft bearing serial number 465
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee
Airbus A330-200 aircraft bearing serial number 503
Aircraft Lease Agreement, dated as of August 8, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *** as Lessee.
Airbus A330-200 aircraft bearing serial number 519
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A330-200 aircraft bearing serial number 584

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 747-400 aircraft bearing serial number 32868
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 747-400 aircraft bearing serial number 32869
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 747-400 aircraft bearing serial number 32871
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 747-400ERF aircraft bearing serial number 32867
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *** as Lessee.
Boeing 747-400ERF aircraft bearing serial number 32870
Aircraft Lease Agreement, dated as of September 17, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28683
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28684

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32308
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32698
Aircraft Lease Agreement, dated as of June 14, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300ER aircraft bearing serial number 32711
Aircraft Lease Agreement, dated as of September 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300ER aircraft bearing serial number 32724
Aircraft Lease Agreement, dated as of December 07, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 777-300ER aircraft bearing serial number 32852
Aircraft Lease Agreement, dated as of January 23, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 737-800 aircraft bearing serial number 30660
Aircraft Lease Agreement, dated as of March 1, 2006, between ***, as Lessee, and International Lease Finance Corporation, as Lessor.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

***
Airbus A319-100 aircraft bearing serial number 2433
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2470
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2473
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2476
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2485
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2490
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2590
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2673
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2679
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2704

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2711
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2978
Aircraft Lease Agreement, dated as of April 30, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 3007
Aircraft Lease Agreement, dated as of October 26, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 3017
Aircraft Lease Agreement, dated as of October 26, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 3026
Aircraft Lease Agreement, dated as of October 26, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 3165
Aircraft Lease Agreement, dated as of October 26, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A320-200 aircraft bearing serial number 525
Aircraft Lease Agreement, dated as of September 25, 2007, between ILFC Ireland Limited, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Aircraft Headlease Agreement, dated as of September 25, 2007, between International Lease Finance Corporation, as Headlessor, and ILFC Ireland Limited, as Headlessee.
Boeing 767-300 aircraft bearing serial number 29390
Aircraft Lease Agreement, dated as of December 13, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and ***, as Lessee.
Aircraft Headlease Agreement, dated as of December 13, 2006 between ILFC Ireland Limited, as Lessee, and International Lease Finance Corporation, as Lessor.
***
Boeing 757-200ER bearing serial number 26274
Amended and Restated Aircraft Lease Agreement, dated as of November 19, 2007, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Novation and Amendment Agreement, dated as of March 28, 2008, between ***, as Existing Lessee, ***, as New Lessee, and International Lease Finance Corporation, as Lessor.
Boeing 757-200ER bearing serial number 26278
Aircraft Lease Agreement, dated as of March 29, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Novation and Amendment Agreement, dated as of March 28, 2008, between ***, as Existing Lessee, ***, as New Lessee, and International Lease Finance Corporation, as Lessor.
Boeing 757-200ER bearing serial number 27621
Amended and Restated Aircraft Lease Agreement, dated as of November 7, 2007, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Novation and Amendment Agreement, dated as of March 28, 2008, between ***, as Existing Lessee, ***, as New Lessee, and International Lease Finance Corporation, as Lessor.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 757-200ER bearing serial number 28166
Amended and Restated Aircraft Lease Agreement, dated as of November 8, 2007, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Novation and Amendment Agreement, dated as of March 28, 2008, between ***, as Existing Lessee, ***, as New Lessee, and International Lease Finance Corporation, as Lessor.
***
Boeing 757-200ER bearing serial number 25623
Aircraft Lease Agreement, dated as of April 25, 1992 (as amended and supplemented, between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 757-200ER bearing serial number 25626
Aircraft Lease Agreement, dated as of April 25, 1992 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 757-200ER bearing serial number 27208
Aircraft Lease Agreement, dated as of November 17, 1992 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 757-200ER bearing serial number 27219
Aircraft Lease Agreement, dated as of January 29, 1993 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 767-300ER bearing serial number 28208
Aircraft Lease Agreement, dated as of July 18, 1997 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Boeing 767-300ER bearing serial number 28883
Aircraft Lease Agreement, dated as of December 4, 1997 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Boeing 767-300ER bearing serial number 29384
Aircraft Lease Agreement, dated as of December 4, 1997 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A319-100 aircraft bearing serial number 1223
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 1281
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 1463
Aircraft Lease Agreement, dated as of February 01, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A319-100 aircraft bearing serial number 2458
Aircraft Lease Agreement, dated as of August 31, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among International Lease Finance Corporation, ***, and ***.
Airbus A320-200 aircraft bearing serial number 565
Aircraft Lease Agreement, dated as of December 23, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A320-200 aircraft bearing serial number 1110
Aircraft Lease Agreement, dated as of September 07, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A320-200 aircraft bearing serial number 2193
Aircraft Lease Agreement, dated as of January 16, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among International Lease Finance Corporation, ***, and ***.
Airbus A320-200 aircraft bearing serial number 2422
Aircraft Lease Agreement, dated as of August 31, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among International Lease Finance Corporation, ***, and ***.
Airbus A320-200 aircraft bearing serial number 2430
Aircraft Lease Agreement, dated as of August 31, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Assignment, Assumption and Amendment Agreement, dated as of September 26, 2007, among International Lease Finance Corporation, ***, and ***.
***
Airbus A340-600 aircraft bearing serial number 706
Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Airbus A340-600 aircraft bearing serial number 723
Aircraft Lease Agreement, dated as of March 05, 2004 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Boeing 767-200ER aircraft serial number 24448
Aircraft Lease Agreement, dated as of September 15, 2009 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
***
Airbus A319-100 aircraft bearing serial number 2424
Aircraft Lease Agreement, dated as of December 12, 2008 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and ***, as Lessee.
Aircraft Headlease Agreement, dated as of December 12, 2008, between International Lease Finance Corporation, as Headlessor, and ILFC Ireland Limited, as Headlessee.
***
Airbus A330-200 aircraft bearing serial number 501
Aircraft Lease Agreement, dated as of July 12, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.
Airbus A330-200 aircraft bearing serial number 635
Aircraft Lease Agreement, dated as of December 16, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and ***, as Lessee.

***
Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A-1
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF COLLATERAL SUPPLEMENT
Wells Fargo Bank Northwest, N.A., as the Security Trustee
299 South Main Street, 12th floor
Salt Lake City, Utah 84111
Attention: ______________
Fax: ______________
[Date]
Re:     Aircraft Mortgage and Security Agreement and Guaranty, dated as of August 11, 2010
Ladies and Gentlemen:
          Reference is made to the Aircraft Mortgage and Security Agreement and Guaranty, dated as of August 11 2010 (the “Aircraft Mortgage and Security Agreement”), among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (“ILFC”), ILFC IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland, and ILFC (BERMUDA) III, LTD, a company incorporated under the laws of Bermuda (collectively, the “Initial Intermediate Lessees”), and the ADDITIONAL GRANTORS who become grantors under the Aircraft Mortgage and Security Agreement from time to time (together with ILFC and the Initial Intermediate Lessees, the “Grantors”) and WELLS FARGO BANK NORTHWEST, N.A., a national banking association, as the Security Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Aircraft Mortgage and Security Agreement.
          The undersigned hereby delivers, as of the date first above written, the attached Annexes I and II pursuant to Section 2.15 of the Aircraft Mortgage and Security Agreement.
          The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Aircraft Mortgage and Security Agreement (as supplemented by the attached Annexes).
          Attached are (i) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Collateral, a Consent and Agreement in substantially the form of Exhibit B to the Aircraft Mortgage and Security Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.06(a) of the Aircraft Mortgage and Security Agreement and (ii) duly completed copies of Annexes I and II hereto.

          This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours,

[_________________]

By:

Name:
Title:

Acknowledged and agreed to as of the date first above written:

WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity, but solely as the Security Trustee

By:

Name:
Title:

ANNEX I
COLLATERAL SUPPLEMENT
AIRCRAFT OBJECTS

	Airframe Manufacturer		Engine Manufacturer
Airframe MSN	and Model	Engine MSNs	and Model

ANNEX II
COLLATERAL SUPPLEMENT
PLEDGED BENEFICIAL INTERESTS

Percentage of
Issuer	Certificate No.	Beneficial Interest

EXHIBIT A-2
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF GRANTOR SUPPLEMENT
WELLS FARGO BANK NORTHWEST, N.A., as the Security Trustee
299 South Main Street, 12th floor
Salt Lake City, Utah 84111
Attention:
Fax:
[Date]
Re:	Aircraft Mortgage and Security Agreement and Guaranty, dated as of August 11, 2010
Ladies and Gentlemen:
Reference is made to the Aircraft Mortgage and Security Agreement and Guaranty, dated as of August 11, 2010 (the “Aircraft Mortgage and Security Agreement”), among INTERNATIONAL LEASE FINANCE CORPORATION, a California corporation (“ILFC”), ILFC IRELAND LIMITED, a private limited liability company incorporated under the laws of Ireland, and ILFC (BERMUDA) III, LTD., a company incorporated under the laws of Bermuda (collectively, the “Initial Intermediate Lessees”), and the ADDITIONAL GRANTORS who become grantors under the Aircraft Mortgage and Security Agreement from time to time (together with ILFC and the Initial Intermediate Lessees, the “Grantors”) and WELLS FARGO BANK NORTHWEST, N.A., a national banking association, as the Security Trustee. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Aircraft Mortgage and Security Agreement.
          The undersigned hereby agrees, as of the date first above written, to become a Grantor under the Aircraft Mortgage and Security Agreement as if it were an original party thereto and agrees that each reference in the Aircraft Mortgage and Security Agreement to “Grantor” shall also mean and be a reference to the undersigned.
          Grant of Security Interest. To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Security Trustee for its benefit and the benefit of the other Secured Parties and hereby grants to the Security Trustee for its benefit and the benefit of the other Secured Parties a first priority security interest in, all of its right, title and interest in and to the following (collectively, the “Supplementary Collateral”):
          (a)      all of such Grantor’s right, title and interest in and to (i) each Pool Aircraft, including the Airframe and Engines as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii) all Parts of whatever nature, which are from time to time included within the definitions of “Airframe” or “Engines”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition
          (b)      all of such Grantor’s right, title and interest in and to all Leases to which such Grantor is or may from time to time be party with respect to the Pool Aircraft and any leasing arrangements among Grantors with respect to such Leases together with all Related Collateral Documents (all such Leases and Related Collateral Documents, the “Assigned Leases”), including without limitation (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Pool Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”);
          (c)      all of such Grantor’s right, title and interest to the following: (the “Beneficial Interest Collateral”):
                    (i)      the Pledged Beneficial Interest, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interest, any contracts and instruments pursuant to which any such Pledged Beneficial Interest is created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interest; and
                    (ii)      all of such Grantor’s right, title and interest in all additional beneficial interests in any Owner Trust from time to time acquired by such Grantor in any manner, including the beneficial interests in any Owner Trust that may be formed from time to time, the trust agreements and any other contracts and instruments pursuant to which any such Owner Trusts are created or issued, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;
          (d)      all of the following (the “Assigned Agreement Collateral”):
                    (i)      all of such Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Pool Aircraft (including any Airframe and any Engine) or in respect of or pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”); and
                    (ii)      all of such Grantor’s right, title and interest in and to all property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
          (e)      all of such Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”);
          (f)      all of such Grantor’s right, title and interest in and to the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Security Trustee;
          (g)      all of such Grantor’s right, title and interest in and to the Cash Collateral Account and all funds, cash, investment property, investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time credited to any such account (collectively, the “Account Collateral”); and
          (h)      all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c), (d), (e), (f) and (g) above);
provided that the Collateral shall not include any Excluded Property.
          The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Aircraft Mortgage and Security Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Aircraft Mortgage and Security Agreement. Each reference in the Aircraft Mortgage and Security Agreement to the Assigned Agreements, the Assigned Agreement Collateral, the Acquisition Agreements, the Aircraft Purchase Collateral, the Assigned Leases, the Beneficial Interest Collateral, the Lease Collateral, the Assigned Documents and the Account Collateral shall be construed to include a reference to the corresponding Collateral hereunder.
          The undersigned hereby agrees, together with the other Grantors, jointly and severally to indemnify the Security Trustee and its officers, directors, employees and agents in the manner set forth in Section 8.01 of the Aircraft Mortgage and Security Agreement.
          Attached are (i) where required with respect to any Assigned Document (other than an Assigned Lease) included in the foregoing Supplementary Collateral, a Consent and Agreement in substantially the form of Exhibit B to the Aircraft Mortgage and Security Agreement from the counterparty thereto or, with respect to any Assigned Lease included in the foregoing Supplementary Collateral, such consents, acknowledgements and/or notices as are called for under Section 2.06(a) of the Aircraft Mortgage and Security Agreement and (ii) duly completed copies of Annexes I, II, III and IV hereto.
[Signature Page Follows]

          This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance.
Very truly yours,
[NAME OF GRANTOR]

By:
Name:
Title:
Acknowledged and agreed to as of the date first above written:
WELLS FARGO BANK NORTHWEST, N.A.,
not in its individual capacity, but solely as the Security Trustee

By:
Name:
Title:

ANNEX I
GRANTOR SUPPLEMENT
AIRCRAFT OBJECTS

	Airframe Manufacturer		Engine Manufacturer
Airframe MSN	and Model	Engine MSNs	and Model

ANNEX II
GRANTOR SUPPLEMENT
PLEDGED BENEFICIAL INTERESTS

Percentage of
Issuer	Certificate No.	Beneficial Interest

ANNEX III
GRANTOR SUPPLEMENT
TRADE NAMES

ANNEX IV
GRANTOR SUPPLEMENT

Chief Executive Office, Chief Place of Business
and Registered Office
Name of Grantor	and Organizational ID (if applicable)

EXHIBIT B
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF CONSENT AND AGREEMENT
[DATE]
[Name of the Grantor]
Ladies and Gentlemen:
          Reference is made to the agreement between you and the Grantor dated [               ] (the “Assigned Document”).
          Pursuant to the Aircraft Mortgage and Security Agreement and Guaranty, dated as of August 11, 2010 (the “Aircraft Mortgage and Security Agreement”), between the Grantor, certain other Grantors and WELLS FARGO BANK NORTHWEST, N.A., as the Security Trustee, the Grantor has granted to the Security Trustee a security interest in certain property of the Grantor, including, among other things, the following (the “Collateral”): all of such Grantor’s right, title and interest in and to the Assigned Document, including without limitation all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Document, all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Document, claims of such Grantor for damages arising out of or for breach or default under the Assigned Document and the right of such Grantor to terminate the Assigned Document, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder, whether arising under the Assigned Document or by statute or at law or in equity. Capitalized terms used herein, unless otherwise defined herein, have the meanings assigned to them in the Aircraft Mortgage and Security Agreement.
          By signing this Consent and Agreement, you acknowledge notice of, and consent to the terms and provisions of, the Aircraft Mortgage and Security Agreement and confirm to the Security Trustee that you have received no notice of any other pledge or assignment of the Assigned Document that has not been terminated or rescinded. Further, you hereby agree with the Security Trustee that:
          (a)      The Security Trustee shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Document in accordance with the terms of the Aircraft Mortgage and Security Agreement, and you will comply in all respects with such exercise.
          (b)      You will not, without the prior written consent of the Security Trustee, (i) cancel or terminate the Assigned Document or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Document.
          This Consent and Agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Security Trustee, the Secured Parties and their successors, transferees and assigns.

          This Consent and Agreement shall in all respects, be governed by and construed in accordance with the laws of the State of New York, including all matters of construction, validity and performance.

Very truly yours, [NAME OF GRANTOR]
By:
Name:
Title:

WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity, but solely as the Security Trustee
By:
Name:
Title:

Acknowledged and agreed to as of
the date first above written:
[NAME OF OBLIGOR]

By:

Name:
Title:

EXHIBIT C
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA AIRCRAFT MORTGAGE
FAA AIRCRAFT MORTGAGE (MSN [_____])
          THIS FAA AIRCRAFT MORTGAGE (MSN [_____]) (this “Agreement”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, a national banking association, as the Security Trustee (the “Security Trustee”) under the Aircraft Mortgage and Security Agreement and Guaranty (the “Aircraft Mortgage”), dated as of August 11, 2010, among INTERNATIONAL LEASE FINANCE CORPORATION (“ILFC”), ILFC IRELAND LIMITED, ILFC (BERMUDA) III, LTD. and the additional grantors referred to therein, as the grantors, WELLS FARGO BANK NORTHWEST, N.A., as the Security Trustee. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
          WHEREAS, ILFC, The Bank of New York Mellon Trust Company, N.A., as Trustee, as Paying Agent, Security Registrar and Authentication Agent have entered into that certain Indenture, dated as of August 11, 2010 (the “Indenture”), pursuant to which ILFC will issue securities thereunder; and
          WHEREAS, the Grantor and the Security Trustee have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Grantors under the Indenture and the Securities; and
          WHEREAS, the Grantor has agreed to secure the Secured Obligations by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the airframe (the “Airframe”) and engines (the “Engines”) described in Schedule I hereto (collectively, the “Aircraft”) and on certain other property and rights relating thereto:
          NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Aircraft Mortgage and the Indenture and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:
1.	SECURITY INTEREST.
          The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, subject to no prior interests of any Person whatsoever except for a lessee under a Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement:
                    (a)       all of the Grantor’s right, title and interest in and to (i) the Aircraft, including the Airframe and Engines as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii) all Parts of whatever nature, which are from time to time included within the definitions of “Airframe” or “Engines”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine of an Aircraft arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Aircraft required to be carried hereunder;
                        (b)       all of the Grantor’s right, title and interest in and to all property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
                        (c)       all of the Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”); and
                        (d)       all proceeds of any and all of the foregoing Mortgage Collateral (including proceeds that constitute property of the types described in subsections (a), (b) and (c) of this Section 1);
provided that the Mortgage Collateral shall not include any Excluded Property.
          TO HAVE AND TO HOLD this Agreement Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.
2.
INCORPORATION BY REFERENCE. THE SECURITY INTEREST IN THE COLLATERAL CREATED UNDER THIS AGREEMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.

3.	MISCELLANEOUS
          3.1       Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.
          3.2       Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.

          3.3       Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          3.4       Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Security Trustee may reasonably request, in order for the Security Trustee to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
          3.5       Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
          If to the Grantor:
[_____]
[ADDRESS]
Attention: [_____]
Fax: [_____]
          If to the Security Trustee:
WELLS FARGO BANK NORTHWEST, N.A., as Security Trustee
299 South Main Street, 12th floor
Salt Lake City, Utah 84111
Attention: Corporate Lease Group
Fax: (801) 246-5630
          3.6       Security Trustee.
          The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.
          3.7       Execution in Counterparts.
          This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this FAA Aircraft Mortgage to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[_____]

By:
Name:
Title:

SECURITY TRUSTEE:	WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity but solely as Security Trustee

By:
Name:
Title:

APPENDIX A
FAA AIRCRAFT MORTGAGE
DEFINITIONS
        For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Aircraft” has the meaning specified in the third recital of this Agreement.
“Aircraft Documents” means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required pursuant to applicable law to be maintained with respect to the Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time required to be made pursuant to applicable law, and in each case in whatever form and by whatever means or medium (including microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the Lessee.
“Aircraft Mortgage” has the meaning specified in the preliminary statements to this Agreement.
“Aircraft Purchase Collateral” has the meaning specified in Section 1(c) of this Agreement.
“Assigned Agreement” has the meaning specified in the Aircraft Mortgage.
“Excluded Property” has the meaning specified in the Aircraft Mortgage.
“Grantors” has the meaning specified in the Aircraft Mortgage.
“Indenture” has the meaning specified in the first recital of this Agreement.
“Lease” means, with respect to any Aircraft, any aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between the Grantor and a Lessee, as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Aircraft Mortgage and the Indenture; provided that if, under any sub-leasing arrangement with respect to the Aircraft permitted by the Lease of the Aircraft and executed by the Lessee and a sub-lessee, the lessor of the Aircraft agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of the Aircraft, and the sub-lessee shall constitute the related “Lessee” with respect to the Aircraft, but only to the extent of the provisions of such sub-

lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.
“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.
“Mortgage Collateral” means the Aircraft and other property described in Section 1 hereof and subject to the security interest created by this Agreement.
“Part” has the meaning specified in the Aircraft Mortgage.
“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.
“Secured Obligations” has the meaning specified in the Aircraft Mortgage.
“Secured Parties” has the meaning specified in the Aircraft Mortgage.

SCHEDULE I
FAA AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
MORTGAGE COLLATERAL
          1.       “Aircraft [__]” means:
          one (1) [__________] Model [__________] aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____];
          together with two (2) [__________] Model [__________] aircraft engines (each of which engines has 550 or more rated takeoff horsepower or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.

EXHIBIT D
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT (MSN [_____])
          THIS FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT (MSN [_____]) (this “Agreement”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and WELLS FARGO BANK NORTHWEST, N.A., a national banking association, as the Security Trustee (the “Security Trustee”) under the Aircraft Mortgage and Security Agreement and Guaranty (the “Aircraft Mortgage”), dated as of August 11, 2010, among INTERNATIONAL LEASE FINANCE CORPORATION (“ILFC”), ILFC IRELAND LIMITED, ILFC (BERMUDA) III, LTD. and the additional grantors referred to therein (the “Grantors”), WELLS FARGO BANK NORTHWEST, N.A., as the Security Trustee. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
          WHEREAS, ILFC, The Bank of New York Mellon Trust Company, N.A., as Trustee, as Paying Agent, Security Registrar and Authentication Agent have entered into that certain Indenture, dated as of August 11, 2010 (the “Indenture”), pursuant to which ILFC will issue securities thereunder; and
          WHEREAS, the Grantor and the Security Trustee have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Grantor under the Indenture and the Securities; and
          WHEREAS, the Grantor has agreed to secure the Secured Obligations by granting to the Security Trustee for the benefit of the Secured Parties a Lien on its interest in the airframes and engines described in Schedule I hereto (collectively, the “Aircraft”) and by granting to the Security Trustee a Lien on and security interest in its rights under the lease agreements described in Schedule I hereto (the “Assigned Leases”) and on certain other property and rights relating thereto; and
          NOW, THEREFORE, in order to (a) induce the Secured Parties to enter into the Indenture and the Aircraft Mortgage and (b) secure the prompt payment and performance of all the Secured Obligations, the Grantor and the Security Trustee hereby agree as follows:
1.	SECURITY INTEREST.
          The Grantor does hereby transfer, convey, pledge, mortgage, hypothecate, assign and grant a first priority security interest to the Security Trustee, subject to no prior interests of any Person whatsoever except for a lessee under a Lease, in the following collateral (collectively, the “Mortgage Collateral”) attaching on the date of this Agreement:

                    (e)       all of the Grantor’s right, title and interest in and to (i) the Aircraft, including the Airframe and Engines as the same is now and will hereafter be constituted, and in the case of such Engines, whether or not any such Engine shall be installed in or attached to the Airframe or any other airframe, together with (ii) all Parts of whatever nature, which are from time to time included within the definitions of “Airframe” or “Engines”, including all substitutions, renewals and replacements of and additions, improvements, accessions and accumulations to the Airframe and Engines (other than additions, improvements, accessions and accumulations which constitute appliances, parts, instruments, appurtenances, accessories, furnishings or other equipment excluded from the definition of Parts), (iii) all Aircraft Documents and (iv) any money or non-money proceeds of an Airframe or Engine of an Aircraft arising from the total or partial loss or destruction of such Airframe or its Engine or its total or partial confiscation, condemnation or requisition up to the amount of hull insurance in respect of such Aircraft required to be carried hereunder;
                    (f)       all of the Grantor’s right, title and interest in and to all Leases to which the Grantor is or may from time to time be party with respect to the Aircraft and any leasing arrangements among Grantors with respect to such Leases together with all Related Collateral Documents (all such Leases and Related Collateral Documents, the “Assigned Leases”), including (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of the Aircraft required to be carried hereunder, (iii) claims of the Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease and (v) the right of the Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”);
                    (g)       all of the following (the “Assigned Agreement Collateral”):
                                (i)       all of the Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Aircraft (including any Airframe and any Engine) pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”); and
                                (ii)       all of the Grantor’s right, title and interest in and to all property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Agreement;
                    (h)       all of the Grantor’s right, title and interest in and to the Acquisition Agreements (the “Aircraft Purchase Collateral”); and
                    (i)       all proceeds of any and all of the foregoing Mortgage Collateral (including proceeds that constitute property of the types described in subsections (a), (b), (c) and (d) of this Section 1);

provided that the Mortgage Collateral shall not include any Excluded Property.
          TO HAVE AND TO HOLD this Agreement Collateral unto the Security Trustee, and its successors and assigns, as security for the Secured Obligations.
          2.         INCORPORATION BY REFERENCE. THE SECURITY INTEREST IN THE COLLATERAL CREATED UNDER THIS AGREEMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
          3.         MISCELLANEOUS
          3.1       Successors and Assigns. All the terms, provisions, conditions and covenants herein contained shall be binding upon and shall inure to the benefit of the Grantor, the Security Trustee and their respective successors, assigns and transferees.
          3.2       Severability. Any provision of this Agreement prohibited by the laws of any jurisdiction or otherwise held to be invalid by any court of law of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or modified to conform with such laws, without invalidating the remaining provisions hereof; and any such prohibition in any jurisdiction shall not invalidate such provisions in any other jurisdiction.
          3.3       Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
          3.4       Further Assurances. At any time and from time to time, upon the request of the Security Trustee, the Grantor shall promptly and duly execute and deliver any and all such further instruments and documents that may be necessary, or that the Security Trustee may reasonably request, in order for the Security Trustee to obtain the full benefits of security interests and assignments created or intended to be created hereby and of the rights and powers granted herein and in the Aircraft Mortgage.
          3.5       Notices. All notices, requests, demands or other communications required hereunder or given pursuant hereto shall be in writing unless otherwise expressly provided to the following specified address or to such other address as either party may from time to time hereafter designate to the other party in writing:
          If to the Grantor:
[_____]
[ADDRESS]
Attention: [_____]
Fax: [_____]

          If to the Security Trustee:
WELLS FARGO BANK NORTHWEST, N.A., as Security Trustee
299 South Main Street, 12th floor
Salt Lake City, Utah 84111
Attention: Corporate Lease Group
Fax: (801) 246-5630
          3.6       Security Trustee.
          The Security Trustee shall be afforded all of the rights, protections, immunities and indemnities set forth in the Aircraft Mortgage as if such rights, protections, immunities and indemnities were specifically set forth herein.
          3.7       Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.
[Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have, by their indicated officers thereunto duly authorized, caused this FAA Aircraft Mortgage and Lease Security Assignment to be executed as of the day and year first above written and to be delivered in the State of New York.

GRANTOR:	[_____]

By:
Name:
Title:

SECURITY TRUSTEE:	WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity but solely as Security Trustee

By:
Name:
Title:

APPENDIX A
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
DEFINITIONS
        For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Aircraft” has the meaning specified in the third recital of this Agreement.
“Aircraft Documents” means all technical data, manuals and log books, and all inspection, modification and overhaul records and other service, repair, maintenance and technical records that are required pursuant to applicable law to be maintained with respect to the Aircraft, and such term shall include all additions, renewals, revisions and replacements of any such materials from time to time required to be made pursuant to applicable law, and in each case in whatever form and by whatever means or medium (including microfiche, microfilm, paper or computer disk) such materials may be maintained or retained by the Lessee.
“Aircraft Mortgage” has the meaning specified in the preliminary statements to this Agreement.
“Aircraft Purchase Collateral” has the meaning specified Section 1(d) of this Agreement.
“Assigned Agreement Collateral” has the meaning specified in Section 1(c) of this Agreement.
“Assigned Agreements” has the meaning specified in Section 1(c)(i) of this Agreement.
“Assigned Leases” has the meaning specified in Section 1(b) of this Agreement.
“Excluded Property” has the meaning specified in the Aircraft Mortgage.
“Grantors” has the meaning specified in the Aircraft Mortgage.
“Indenture” has the meaning specified in the first recital of this Agreement.
“Lease” means, with respect to any Aircraft, any aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between the Grantor and a Lessee, as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Aircraft Mortgage and the Indenture; provided that if, under any sub-leasing arrangement with respect to the Aircraft permitted by the Lease of the Aircraft and executed by the Lessee and a sub-lessee, the lessor of the Aircraft agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of the Aircraft, and the sub-lessee shall constitute the related “Lessee” with respect to the Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.
“Lease Collateral” has the meaning specified in Section 1(b) of this Agreement.
“Lessee” means the lessee under any Lease.
“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.
“Mortgage Collateral” means the Aircraft and other property described in Section 1 hereof and subject to the security interest created by this Agreement.
“Part” has the meaning specified in the Aircraft Mortgage.
“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.
“Related Collateral Documents” means a letter of credit, third-party or bank guarantee or cash collateral provided by or on behalf of a Lessee to secure such Lessee’s obligations under a Lease, in each case to the extent assignable without the consent of a third party.
“Secured Obligations” has the meaning specified in the Aircraft Mortgage.
“Secured Parties” has the meaning specified in the Aircraft Mortgage.

SCHEDULE I
FAA AIRCRAFT MORTGAGE AND LEASE SECURITY ASSIGNMENT
MORTGAGE COLLATERAL
“Airframe [__]” means one (1) [__________] Model [__________] aircraft bearing manufacturer’s serial no. [_____] and FAA registration number [_____].
“Engines [__]” means two (2) [__________] Model [__________] aircraft engines (each of which engines has 550 or more rated takeoff horsepower or the equivalent thereof) bearing manufacturer’s serial nos. [_____] and [_____] respectively.
[Lease Agreement] dated [__________], between [__________] and [__________] relating to Airframe [__] and Engines [__].

EXHIBIT E
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
FORM OF FAA LEASE SECURITY ASSIGNMENT
FAA LEASE SECURITY ASSIGNMENT (MSN [_____])
          THIS FAA LEASE SECURITY ASSIGNMENT (MSN [_____]) (this “Assignment”) dated as of [__________], is made by and between [_____], as grantor (the “Grantor”), and WELLS FARGO BANK NORTHWEST, N.A., a national banking association, as the Security Trustee (the “Security Trustee”) under the Aircraft Mortgage and Security Agreement and Guaranty (the “Aircraft Mortgage”), dated as of August [ ], 2010, among INTERNATIONAL LEASE FINANCE CORPORATION (“ILFC”), ILFC IRELAND LIMITED, ILFC (BERMUDA) III, LTD. and the additional grantors referred to therein, (the “Grantors”), WELLS FARGO BANK NORTHWEST, N.A., as the Security Trustee. Capitalized terms used and not defined herein are used as defined in Appendix A hereto.
W I T N E S S E T H:
          WHEREAS, ILFC, The Bank of New York Mellon Company, N.A., as Trustee, as Paying Agent, Security Registrar and Authentication Agent have entered into that certain Indenture, dated as of August 11, 2010 (the “Indenture”), pursuant to which ILFC will issue securities thereunder; and
          WHEREAS, the Grantor and the Security Trustee have entered into the Aircraft Mortgage in order to secure the payment and performance of all obligations of the Grantor under the Indenture and the Securities; and
          WHEREAS, the Grantor has agreed to secure the Secured Obligations by assigning to the Security Trustee the Lease Agreements as more fully described on Schedule 1 hereto, and all amendments, supplements, schedules, receipts and acceptance certificates executed or delivered pursuant thereto; and
          NOW THEREFORE, the Grantor hereby agrees as follows with the Security Trustee for its benefit and the benefit of the other Secured Parties:
          1. The Grantor hereby bargains, sells, transfers and conveys to the Security Trustee, for its benefit and the benefit of the other Secured Parties, all of the Grantor’s right, title and interest in and to:
          (a)       all Leases to which the Grantor is or may from time to time be party with respect to the Aircraft and any leasing arrangements among Grantors with respect to such Leases together with all Related Collateral Documents (all such Leases and Related Collateral Documents, the “Assigned Leases”), including (i) all rights of the Grantor to receive moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of the Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to such Assigned Leases up to the amount of hull insurance in respect of the Aircraft required to be carried hereunder, (iii) claims of the Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease and (v) the right of the Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute or at law or in equity (the “Lease Collateral”); and
          (b)     all of the Grantor’s right, title and interest in and to all security assignments, cash deposit agreements and other security agreements executed in its favor in respect of any Aircraft (including any Airframe and any Engine) pursuant to any Assigned Lease, in each case as such agreements may be amended or otherwise modified from time to time (collectively, the “Assigned Agreements”);
provided that the Lease Collateral shall not include any Excluded Property.
          2.       INCORPORATION BY REFERENCE. THE SECURITY INTEREST CREATED UNDER THIS AGREEMENT IS GRANTED IN ACCORDANCE WITH THE AIRCRAFT MORTGAGE AND ALL OF THE TERMS AND CONDITIONS THEREOF, INCLUDING BUT NOT LIMITED TO PROVISIONS RELATING TO THE GRANTOR’S RIGHTS IN RESPECT OF DEALING WITH ANY ASSIGNED LEASE AND THE SECURITY TRUSTEE’S EXERCISE OF REMEDIES, SHALL BE INCORPORATED HEREIN BY REFERENCE.
[The remainder of this page is intentionally blank.]

          IN WITNESS WHEREOF, the undersigned have executed or caused this Assignment to be executed on the day and year first written above.

GRANTOR:

[_____]

By:
Name:
Title:

SECURITY TRUSTEE:

WELLS FARGO BANK NORTHWEST, N.A., not in its individual capacity but solely as Security Trustee

By:
Name:
Title:

APPENDIX A
FAA LEASE SECURITY ASSIGNMENT
DEFINITIONS
          For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Aircraft Mortgage, and the following terms have the meanings indicated below:
“Agreement” has the meaning specified in the recital of parties to this Agreement.
“Aircraft” has the meaning specified in the third recital of this Agreement.
“Aircraft Mortgage” has the meaning specified in the preliminary statements to this Agreement.
“Assigned Agreements” has the meaning specified in Section 1(b) of this Agreement.
“Assigned Leases” has the meaning specified in Section 1(a) of this Agreement.
“Excluded Property” has the meaning specified in the Aircraft Mortgage.
“Grantors” has the meaning specified in the Aircraft Mortgage.
“Indenture” has the meaning specified in the first recital of this Agreement.
“Lease” means, with respect to any Aircraft, any aircraft lease agreement, conditional sale agreement, hire purchase agreement or other similar arrangement, as may be in effect between the Grantor and a Lessee, as such agreement or arrangement may be amended, modified, extended, supplemented, assigned or novated from time to time in accordance with the Aircraft Mortgage and the Indenture; provided that if, under any sub-leasing arrangement with respect to the Aircraft permitted by the Lease of the Aircraft and executed by the Lessee and a sub-lessee, the lessor of the Aircraft agrees to receive payments or collateral directly from, or is to make payments directly to, such sub-lessee, in any such case to the exclusion of the related Lessee, then the relevant sub-lease shall constitute the “Lease” of the Aircraft, and the sub-lessee shall constitute the related “Lessee” with respect to the Aircraft, but only to the extent of the provisions of such sub-lease agreement relevant to such payments and collateral and to the extent agreed by the relevant lessor.
“Lease Collateral” has the meaning specified in Section 1(a) of this Agreement.
“Lessee” means the lessee under any Lease.
“Lien” means any mortgage, pledge, lien, encumbrance, international interest, charge or security interest, including without limitation any prospective contract of sale or other prospective international interest.

“Person” means any natural person, firm, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any political subdivision thereof or any other legal entity, including public bodies.
“Related Collateral Documents” means a letter of credit, third-party or bank guarantee or cash collateral provided by or on behalf of a Lessee to secure such Lessee’s obligations under a Lease, in each case to the extent assignable without the consent of a third party.
“Secured Obligations” has the meaning specified in the Aircraft Mortgage.
“Secured Parties” has the meaning specified in the Aircraft Mortgage.

Schedule 1
TO FAA LEASE SECURITY ASSIGNMENT (MSN [_____])
DESCRIPTION OF LEASE AGREEMENTS

EXHIBIT F-1
AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
NOTICE OF [RELEASE, DISCHARGE AND NEW] SECURITY
ASSIGNMENT [AND AGREEMENT OF QUIET ENJOYMENT]

[From:
Wells Fargo Bank Northwest, National Association, as First Lien Security Trustee, Second Lien Security Trustee, Third Lien Security Trustee and Fourth Lien Security Trustee (collectively, the “2009 Security Trustees”)]

[INTERNATIONAL LEASE FINANCE CORPORATION] [INSERT NAME OF LESSOR IF NOT ILFC] (“Lessor”)

Wells Fargo Bank Northwest, National Association, as 2010 Security Trustee

To:	[NAME OF AIRLINE] (“Lessee”)

Date:	[_______________]

Re:
Each Aircraft Lease Agreement between Lessee and Lessor dated as of date listed on Schedule 1 attached to this Notice (as amended, supplemented or otherwise modified, each a “Lease”) relating to the corresponding aircraft listed on Schedule 1 (each an “Aircraft” and collectively, the “Aircraft”)

Ladies and Gentlemen:1
A.       The [2009 Security Trustees hereby give you notice that:
          (i) as of August [20], 2010, the Aircraft has been released from International Lease Finance Corporation’s (“ILFC’s”) senior secured credit facilities provided by AIG Funding, Inc. (with funding provided to AIG Funding, Inc. by The Federal Reserve Bank of New York) pursuant to that certain Credit Agreement dated as of October 13, 2009, and that certain Amended and Restated Credit Agreement dated as of October 13, 2009 (collectively, the “2009 Facility”);
          (ii) all security assignments, security interests, charges, hypotecs and other encumbrances and liens with respect to the Aircraft or the Lease in favor of the 2009 Security Trustees under the 2009 Facility, including without limitation under that certain Aircraft Mortgage and Security Agreement dated as of October 13, 2009 among ILFC, various affiliates of ILFC, the Security Trustees and The Federal Reserve Bank of New York, have been terminated, released and discharged effective as of August 20, 2010;
          (iii) any and all payments due under the Lease shall cease to be paid to the following account:

[1]	Brackets indicate optional provisions.

[INSERT ACCOUNT DETAILS FROM PRIOR NOTICE – below is the normal ILFC collection account – change for ILFC Ireland or other subsidiary lessor]

Account No.:	806031357

Account Name:	International Lease Finance Corporation Collection A/C JPMorgan Chase Bank, N.A. New York, NY ABA#: 021000021
          (iv)   effective immediately, any and all payments due under the Lease shall now be paid to the following account until otherwise notified by Lessor and/or International Lease Finance Corporation:
          [INSERT ACCOUNT DETAILS PER THE LEASE – below is the normal ILFC account – change for ILFC Ireland]
          International Lease Finance Corporation

Account No.:	910-274-9067 JPMorgan Chase Bank 270 Park Avenue New York, New York 10017 ABA#: 021000021
B.]      Lessor hereby gives you notice that:
          (i)   by that certain Aircraft Mortgage and Security Agreement and Guaranty (the “Aircraft Mortgage”), dated as of August 11, 2010, and made between the parties named therein including Lessor and WELLS FARGO BANK NORTHWEST, N.A., as the Security Trustee (the “2010 Security Trustee”), Lessor has assigned to the 2010 Security Trustee, by way of security, all its right, title and interest in and to the Lease and the proceeds thereof, including certain insurance proceeds (the “Security Assignment”), which security secures repayment of certain notes issued by ILFC under an indenture with the indenture trustee described below;
          (ii)   the 2010 Security Trustee is a “LESSOR’s Lender” and/or “OWNER’s Lender”, as applicable, as defined under the Lease. Notwithstanding any contrary provision in the Lease, WELLS FARGO BANK NORTHWEST, N.A., as Security Trustee, shall be the loss payee, a contract party and an additional insured on all hull, liability and war risk policies of insurance required to be maintained pursuant to the Lease. [The Bank of New York Mellon Trust Company, N.A., as indenture trustee for the holders of notes issued by ILFC, will also be a contract party and an additional insured on all such hull, liability and war risk policies of insurance]; and

          (iii)   if the 2010 Security Trustee issues to you a notice that it is exercising remedies under and in accordance with the Aircraft Mortgage (a “Relevant Notice”), you are hereby instructed to pay all rentals and any and all other amounts payable by you to Lessor under the Lease after receipt of such notice to the bank account specified by the 2010 Security Trustee in the Relevant Notice.
          (iv)   The instructions contained in this paragraph are irrevocable except pursuant to a notice to you from the 2010 Security Trustee.
C. In consideration of your providing the Acknowledgment requested below, the 2010 Security Trustee hereby agrees with you as follows with respect to the Lease:
          (i)   so long as no “Event of Default” under such Lease (as defined in such Lease) has occurred and is continuing, neither the 2010 Security Trustee nor any Person [lawfully] claiming by, through or on behalf of it will take any action or cause any action, that would interfere with the possession, use and quiet enjoyment of [and other rights of the Lessee with respect to] the Aircraft [or Collateral related thereto and all rents, revenues, profits and income therefrom, including, the right to enforce manufacturers’ warranties, the right to apply or obtain insurance proceeds for damage to the Aircraft to the repair of the Aircraft [or otherwise] as provided in such Lease and the right to engage in pooling, subleasing and similar actions, in each case] in accordance with the terms of such Lease. Without limiting the foregoing, the 2010 Security Trustee agrees that as and to the extent it receives and is entitled to retain the Security Deposit or Reserves under and as defined in a Lease, it will hold and apply them in accordance with the provisions of such Lease2; and
          (ii)   the 2010 Security Trustee agrees that any lien the 2010 Security Trustee may have upon any Engine or Part (as such capitalized terms are defined in any Lease) will be released and discharged, without further act contemporaneously with title to such Engine or Part transferring to you pursuant to the terms of the Lease.
          Please acknowledge receipt of this notice to the 2010 Security Trustee and Lessor on the enclosed Acknowledgment, it being provided hereby that your signature on such Acknowledgment shall confirm your acknowledgment of and agreement for the benefit of the 2010 Security Trustee that the 2010 Security Trustee shall not be bound by, nor have any liability to you for the performance of, any of the obligations of Lessor under the Lease save and to the extent set forth above or otherwise expressly agreed in writing by the 2010 Security Trustee with you. You are hereby irrevocably authorized to assume the obligations expressed to be assumed by you under the enclosed Acknowledgment to the effect that, so far as the same would otherwise be incompatible with the Lease, your obligations to us under the Lease shall be modified accordingly.
          This notice shall be governed by and construed in accordance with [California] [New York] [English] law.

[2]	This provision may be deleted if ILFC has previously agreed a form of Quiet Enjoyment Letter which will be provided to such Lessee

Very truly yours,
[WELLS FARGO BANK NORTHWEST, NATIONAL
ASSOCIATION, not in its individual capacity but solely
as First Lien Security Trustee, Second Lien Security Trustee,
Third Lien Security Trustee and Fourth Lien Security Trustee]
By:_________________________________
Name:_______________________________
Title:________________________________
[INTERNATIONAL LEASE FINANCE CORPORATION]
[INSERT NAME OF LESSOR IF NOT ILFC] (“Lessor”)
By:__________________________________
Name:________________________________
Title:_________________________________
WELLS FARGO BANK NORTHWEST, NATIONAL
ASSOCIATION, not in its individual capacity but solely as
2010 Security Trustee
By:__________________________________
Name:________________________________
Title:_________________________________

EXHIBIT F-2
FORM OF LESSEE ACKNOWLEDGMENT

From:	[LESSEE] (the “Lessee”)

To:	WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, as Security Trustee (the “2010 Security Trustee”)

[INTERNATIONAL LEASE FINANCE CORPORATION [change if subsidiary lessor] (“Lessor”)]
Ladies and Gentlemen:
We acknowledge receipt of a Notice of [Release, Discharge and New] Security Assignment [and Agreement of Quiet Enjoyment] dated ________, 20__ (the “Assignment Notice”), relating to the assignment by Lessor to the 2010 Security Trustee by way of security of each of the Aircraft Lease Agreements entered into between Lessee and Lessor dated as of the date listed on Schedule 1 attached to this Acknowledgment (as amended, supplemented and modified, collectively the “Leases”) relating to the corresponding aircraft listed on Schedule 1 pursuant to the Aircraft Mortgage. Any and all initially capitalized terms used herein shall have the meanings ascribed thereto in the Assignment Notice, unless specifically defined herein.
We acknowledge that Lessor has advised us that the intent and effect of the Security Assignment is to assign by way of security to the 2010 Security Trustee all rights, title and interest of Lessor under the Leases. In consideration of the provision of the quiet enjoyment undertaking set forth in the Assignment Notice and the payment to us of US$1, receipt of which we hereby acknowledge, we hereby agree as follows:
          1.          We will comply with the provisions of the Assignment Notice. [If the Lessee’s lease provides for additional terms, they will be included here and the Lessor and the 2010 Security Trustee will countersign the letter].
2.	This acknowledgment shall be governed by and construed in accordance with the law governing the Lease.

3.
Delivery of an executed signature page of this Acknowledgment by telecopy or e-mail will be effective as delivery of a manually executed signature page of such acknowledgment. This Acknowledgment may be executed in one or more counterparts, each of which will be deemed to be an original and all of which together will be deemed to be on and the same instrument.

Very truly yours,
[LESSEE]

By:

Name:

Title:

Date:

EXHIBIT G
FORM OF INTERCREDITOR AGREEMENT

EXHIBIT H
FORM OF GRANTOR REQUEST AND ASSUMPTION AGREEMENT

EXHIBIT I
FORM OF ACCOUNT CONTROL AGREEMENT
CASH COLLATERAL ACCOUNT CONTROL AGREEMENT
August ___, 2010
Banc of America Securities LLC
Mutual Fund Operations, NC1-004-03-45
200 North College Street
Charlotte, NC 28255
Whereas, International Lease Finance Corporation (“Pledgor”) has granted to Wells Fargo Bank Northwest, National Association, as Security Trustee (“Pledgee”), for the benefit of the Secured Parties, a security interest in Account number [•] (the “Cash Collateral Account”), held by Banc of America Securities LLC (the “Securities Intermediary”) together with all financial funds, investments, instruments, assets, investment property, securities, cash and other property now or hereafter held therein, and the proceeds thereof, including without limitation dividends payable in cash or stock and shares or other proceeds of conversions or splits of any securities in the Cash Collateral Account (collectively, the “Collateral”). Pledgor, Pledgee and the Securities Intermediary agree that the Cash Collateral Account is a “securities account” within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the “UCC”) and that all Collateral held in the Cash Collateral Account will be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.
Whereas, the grant of security interest described above is pursuant to that certain Aircraft Mortgage and Security Agreement and Guaranty dated as of August 11, 2010 among the Pledgor, ILFC Ireland Limited, ILFC (Bermuda) III, Ltd., the additional grantors referred to therein, and the Pledgee (the “Security Agreement”).
Terms used but not defined herein shall have the meaning set forth in the Security Agreement.
In connection therewith, the parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary):
1.
The Securities Intermediary is instructed to register the pledge on its books. Securities Intermediary shall hold all certificated securities that comprise all or part of the Collateral with proper endorsements to the Securities Intermediary or in blank, or will deliver possession of such certificated securities to the Pledgee. The Securities Intermediary acknowledges the security interest granted by the Pledgor in favor of the Pledgee in the Collateral.

2.
The Securities Intermediary represents, warrants and agrees that the Cash Collateral Account (i) has been established and is and will be maintained with the Securities Intermediary on its books and records and (ii) is and will be a “securities account” (as defined in Section 8-501(a) of the UCC) in respect of which the (A) Securities Intermediary is a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC), (B) the Pledgor is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the Cash Collateral Account subject to the “control” (as defined in Section 8-106 of the UCC) of the Pledgee, (C) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) of the Securities Intermediary in respect of the Cash Collateral Account is New York and (D) all financial assets carried in the Cash Collateral Account will have been duly credited thereto in compliance with Section 8-501 of the UCC.

3.	The Securities Intermediary is instructed to deliver to the Pledgee copies of monthly statements on the Cash Collateral Account.
4.	The Cash Collateral Account will be styled: “International Lease Finance Corporation Cash Collateral Account for Wells Fargo Bank Northwest, National Association”.
5.	All dividends, interest, gains and other profits with respect to the Cash Collateral Account will be reported in the name and tax identification number of the Pledgor.
6.
The Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Cash Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an Unsubordinated Obligation (as defined below) owed to it. Except for such limitation and unless and until the Securities Intermediary receives and has a reasonable period of time to act upon written notice from the Pledgee which states that Pledgee is exercising exclusive control over the Cash Collateral Account (a “Notice of Exclusive Control”), the Securities Intermediary may comply with any investment orders or instructions from Pledgor concerning the Cash Collateral Account. A Notice of Exclusive Control (Exhibit A) may be delivered by the Pledgee at any time upon the occurrence and continuance of an Event of Default, and shall designate the account, person or other location to which the financial assets in the Cash Collateral Account, and cash dividends, interest, income, earnings and other distributions received with respect thereto, shall thereafter be delivered. As between Pledgor and Pledgee, Pledgee agrees not to deliver a Notice of Exclusive Control until the occurrence of an Event of Default (as defined in the Security Agreement) that is continuing. For the avoidance of doubt, Securities Intermediary shall have no responsibility for monitoring or determining whether an Event of Default has occurred or is continuing.

7.
The Pledgor authorizes the Securities Intermediary, and the Securities Intermediary agrees, to comply with any order or instruction from Pledgee concerning the Cash Collateral Account, including an order or instruction directing sale, transfer (to the extent that the Collateral is transferable), release or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if any, to Pledgee or as otherwise instructed by the Pledgee, without further consent by the Pledgor. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Cash Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction. Securities Intermediary shall have no responsibility or liability to Pledgee for complying with any order or instruction, whether oral or written, concerning the Cash Collateral Account, the Collateral, any interest therein, or the proceeds thereof originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate (i) paragraph 6 hereof or (ii) written orders or instructions previously received from Pledgee, including without limitation, a Notice of Exclusive Control, but only to the extent Securities Intermediary has had reasonable opportunity to act thereon. Securities Intermediary shall be able to rely upon any notice, order or instruction that it reasonably believes to be genuine. Securities Intermediary shall have no responsibility or liability to Pledgee with respect to the value of the Cash Collateral Account or any of the Collateral. This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

8.
The Pledgor agrees to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, losses, lawsuits, demands, damages, costs and expenses, including without limitation court costs and reasonable attorneys’ fees and expenses and allocated costs of in house counsel, that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary’s gross negligence or willful misconduct. The obligations of the Pledgor set forth in this paragraph 8 shall survive the termination of this Agreement.

9.
The Securities Intermediary is instructed that the Cash Collateral Account is to remain a “cash account” within the meaning of Regulation T issued by the Board of Governors of the Federal Reserve System. The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Cash Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party’s instructions without further consent of the Pledgor. The Securities Intermediary further agrees not to enter into any such agreement with any third party.

10.
The Securities Intermediary subordinates to the lien and security interest of the Pledgee any right of setoff, encumbrance, security interest, lien or other claim that it may have against the Collateral, except for any lien, claim, encumbrance or right of set off against the Cash Collateral Account for (i) customary commissions and fees arising from permitted trading activity within the Cash Collateral Account, and (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Cash Collateral Account (the “Unsubordinated Obligations”).

11.
To the extent a conflict exists between the terms of this Agreement and any account agreement between the Pledgor and the Securities Intermediary, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

12.	The terms of this Agreement may not be modified except by a writing signed by all parties hereto.
13.
Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgee. At the end of such thirty (30) day period, Securities Intermediary will deliver all assets held in the Cash Collateral Account to Pledgee unless Pledgee and Pledgor deliver joint instructions to Securities Intermediary during such thirty (30) day period to deliver or transfer the assets held in the Cash Collateral Account to another party or securities intermediary. In the event that it is not possible or practicable, in the judgment of the Securities Intermediary, to transfer the Collateral or deliver the Collateral to any other party, the Securities Intermediary will sell such assets and deliver the proceeds according to the instructions provided by the Pledgee or the joint instructions given by the Pledgee and Pledgor. Nothing set forth in this provision shall be deemed to limit the right of Pledgee to issue orders or instructions to the Securities Intermediary pursuant to paragraph 6 hereof. Pledgee may terminate this Agreement by giving notice to Securities Intermediary and Pledgor. Termination shall not affect any of the rights or liabilities of the parties hereto incurred before the date of termination.

14.
This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to paragraph 10 above, supersedes any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

15.
Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.

16.
The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including without limitation legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, terrorism, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or (ii) such failure or delay resulted from Securities Intermediary’s reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

17.
Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred in the preparation and administration of this Agreement (including any amendments hereto or instruments or agreements required hereunder). Pledgor agrees to pay Securities Intermediary, upon receipt of Securities Intermediary’s invoice, all reasonable costs, expenses and attorneys’ fees incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including without limitation any reasonable costs, expenses, and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary’s rights hereunder in a case arising under Title 11, United States Code. This paragraph 16 shall survive termination of this Agreement.

18.
Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary deems necessary to comply with all applicable provisions of governing statutes and Pledgor shall not assert any claim against Securities Intermediary for so doing.

19.
If any term or provision of this Agreement shall be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

20.	This Agreement may be executed in counterparts, each of which shall be an original, and all of which shall constitute one and the same agreement.

21.
This Agreement shall be governed and construed in accordance with the law of the State of New York excluding choice of law principles that would require application of the laws of a jurisdiction other than the State of New York.

*      *      *      *      *      *

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this Agreement as of the date indicated above.

PLEDGOR:	PLEDGEE:

INTERNATIONAL LEASE FINANCE	WELLS FARGO BANK NORTHWEST,
CORPORATION	NATIONAL ASSOCIATION, as Security
Trustee

By:	By:

Name:	Name:

Title:	Title:

Telephone No.:	Telephone No.:

Address:	Address:

10250 Constellation Blvd., Suite 3400	299 South Main Street, 12th floor
Los Angeles, CA 90067	Salt Lake City, Utah 84111
Attention: Treasurer with a copy to the General	Attention: Corporate Lease Group
Counsel	Facsimile No. (801) 246-5053
Facsimile No. (310) 788-1990

Date:	,	2010	Date:	,	2010

Acknowledged and Agreed to:
SECURITIES INTERMEDIARY
BANC OF AMERICA SECURITIES LLC

By:

Name:

Title:

Date:

Banc of America Securities LLC
Mutual Fund Operations, NC1-004-03-45
200 North College Street
Charlotte, NC 28255
Facsimile No. (704) 335-6727

Exhibit A
[Letterhead of the Pledgee]
[Date]
BY FACSIMILE TRANSMISSION
((704) 335-6727) AND CERTIFIED MAIL
Banc of America Securities LLC
Mutual Fund Operations
NC1-004-03-45
200 North College Street
Charlotte, NC 28255
Re: International Lease Finance Corporation
Account No. [•]
NOTICE OF EXCLUSIVE CONTROL
Ladies and Gentlemen:
As referenced in the Cash Collateral Account Control Agreement, dated as of August [•] 2010, among International Lease Finance Corporation, as Pledgor, Wells Fargo Bank Northwest, National Association, as Collateral Agent for the Secured Parties, as Pledgee, and Banc of America Securities LLC, as Securities Intermediary, we hereby give you notice of our exclusive control over securities account number [•] (the “Cash Collateral Account”) and all financial assets credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Cash Collateral Account or the financial assets credited thereto from any person other than the undersigned.
You are hereby instructed to [deliver][invest] the financial assets in the Cash Collateral Account and cash dividends, interest, income, earning, and other distributions received with respect thereto, as follows:

[

]

Very truly yours,

WELLS FARGO BANK NORTHWEST,
NATIONAL ASSOCIATION., as Security
Trustee

By:

Name:

Title:

cc:	International Lease Finance Corporation